Exhibit 10.8

PURCHASE AND SALE AGREEMENT

BETWEEN

CENTENNIAL SUMMERFIELD, LLC,

a Delaware limited liability company

AS SELLER

AND

AH PROPERTY INVESTMENT COMPANY LLC,

a Delaware limited liability company

AS PURCHASER

As of January 21, 2021

1

i

5.1	Representations and Warranties of Seller	19
5.2	Knowledge Defined	22
5.3	Survival of Seller's Representations and Warranties	22
5.4	Covenants of Seller	22
5.5	Representations and Warranties of Purchaser	24
5.6	Survival of Purchaser's Representations and Warranties	25
5.7	Covenants of Purchaser	25
ARTICLE 6 DEFAULT		26
6.1	Default by Purchaser	26
6.2	Default by Seller	27
6.3	Notice of Default; Opportunity to Cure	27
6.4	Recoverable Damages	27
ARTICLE 7 RISK OF LOSS		27
7.1	Damage	27
7.2	Definition of Major Damage. For purposes of Section 7.1:	28
7.3	Seller's Insurance	28
ARTICLE 8 COMMISSIONS		28
8.1	Broker's Commission.	28
8.2	Survival	29
ARTICLE 9 DISCLAIMERS AND WAIVERS		29
9.1	No Reliance on Documents	29
9.2	Disclaimers	29
9.3	Certain Definitions	31
9.4	Effect and Survival of Disclaimers	31
ARTICLE 10 ESCROW AGENT		31
10.1	Investment of Earnest Money	31
10.2	Payment on Demand	32
10.3	Exculpation of Escrow Agent	32
10.4	Stakeholder	32
10.5	Interest	32
10.6	Execution by Escrow Agent	32
ARTICLE 11 MISCELLANEOUS		33
11.1	Assignment	33
11.2	Notices	33

ii

11.3	Modifications	34
11.4	Calculation of Time Periods	34
11.5	Successors and Assigns	35
11.6	Entire Agreement	35
11.7	Further Assurances	35
11.8	Counterparts	35
11.9	Severability	35
11.10	Applicable Law	35
11.11	No Third Party Beneficiary	35
11.12	Seller's Access to Records after Closing	35
11.13	Schedules	36
11.14	Captions	36
11.15	Construction	36
11.16	Termination of Agreement	36
11.17	Survival	37
11.18	Time of Essence	37
11.19	Covenant Not to Record	37
11.20	Limitation of Seller's Liability	37
11.21	JURY WAIVER	37
11.22	Attorneys' Fees	37
11.23	Land Use Plan Disclosure	37
11.24	Critical Area Notice	38
11.25	Noise Disclosure	38

iii

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made as of January 21, 2021 (the “Effective Date”), by and between CENTENNIAL SUMMERFIELD,

LLC, a Delaware limited liability company (“Seller”), and AH PROPERTY INVESTMENT COMPANY LLC, a Delaware limited liability company (“Purchaser”).

CONTINENTAL ABSTRACT LLC (“Escrow Agent”; in its capacity as title insurer sometimes herein called the “Title Company”), is a party to this Agreement for the limited purposes set forth herein.

W I T N E S S E T H:

ARTICLE 1

PURCHASE AND SALE

1.1 Agreement of Purchase and Sale. Subject to the terms and conditions hereinafter set forth, Seller agrees to sell and convey and Purchaser agrees to purchase the following:

(a) that certain tract or parcel of land being more particularly described on Schedule 1.1(a), attached hereto and made a part hereof (the property described in this clause (a) being herein referred to collectively as the “Land”);

(b) all those rights, easements and appurtenances pertaining to the Land (whether now or hereafter existing), including (i) all right, title and interest of Seller (if any) in and to any streets, alleys or rights-of-way (whether open, closed or proposed), within or adjacent to the Land, and (ii) all right, title and interest of Seller with respect to any easements, covenants, agreements, rights, privileges, tenements, hereditaments and appurtenances that now or hereafter benefit or burden the Land (the property described in this clause (b) herein referred to collectively as the “Related Rights”);

(c) the buildings, structures, facilities, installations, fixtures and other improvements of every kind on the Land, including specifically, without limitation, those certain buildings containing apartment units and related facilities and commonly known as Century Summerfield at Morgan Metro apartments (the property described in this clause (c) being herein referred to collectively as the “Improvements”, and the Land, the Related Rights and the Improvements being hereinafter sometimes collectively referred to as the “Real Property”);

(d) all of Seller's right, title and interest in, to and under all tangible personal property upon the Land or within the Improvements, including specifically, without limitation, appliances, equipment, furniture, furnishings, carpeting, draperies and curtains, tools and supplies, and other items of tangible personal property owned by Seller and used exclusively in connection with the ownership, use, maintenance or operation of the Land and the Improvements, and including those items of tangible personal property identified on Schedule 1.1(d), attached hereto and incorporated herein by this reference, including all brochures, advertising copy, promotional materials, manuals, reports, portfolios, binders, training materials and other items on which the name  “Summerfield” or “Summerfield at Morgan Metro” appears, either alone or in connection with the name “Century”; provided that all use thereof by Purchaser remains subject to the restrictions set forth in Sections 1.1(f) and 1.7 below in all respects, but excluding (i) cash and cash equivalents (except to the extent prorated at Closing) (as defined below), and any reserves or other deposits funded or made in connection with any financing encumbering the Property, (ii) computer software and computer files, (iii) any time clock(s), (iv) personal property owned by tenants under the Leases (as defined below), (v) any equipment installed by, or in connection with, any telecommunication or utility provider and which is owned by any party other than Seller (excluding any reversionary interest that Seller may have therein which shall be assigned to Purchaser to the extent assignable),

(vi) any items owned by employees of Seller or any property manager, (vii) any items leased to Seller, and (viii) any digital voice receivers used in connection with recorded music at the Property (the property described in this clause (d), other than the excluded items, being herein referred to collectively as the “Tangible Personal Property”). Seller agrees to cooperate reasonably with Purchaser to transfer any property-specific computer data files in electronic format to Purchaser;

(e) all of Seller's right, title and interest as landlord or lessor in, to and under all leases or other written agreements for occupancy listed and described on Schedule 1.1(e) (collectively, the “Rent Roll”) attached hereto and made a part hereof, as well as under all leases hereafter executed by Seller in accordance with the terms of this Agreement, pursuant to which any portion of the Land or Improvements is used or occupied by anyone other than Seller (the property described in this clause (e) being herein referred to collectively as the “Leases”), together with all of Seller’s right, title and interest in and to aged receivables under such Leases or other revenue generated by the Property;

(f) all of Seller's right, title and interest in, to and under (i) the Designated Service Contracts (as defined in Section 5.7 of this Agreement); (ii) all assignable existing warranties and guaranties issued to or inuring to the benefit of Seller in connection with the Improvements or the Tangible Personal Property; (iii) all governmental permits, licenses and approvals, if any, belonging to or inuring to the benefit of Seller and pertaining to the Real Property or the Tangible Personal Property, but only to the extent that such permits, licenses and approvals are assignable at no cost or expense to Seller, and only to the extent that such permits, licenses and approvals relate to the Real Property or the Tangible Personal Property as opposed to other property of Seller or its affiliates; (iv) resident and tenant files for current residents and tenants as of the Closing Date (as defined below) and, to the extent in the possession of Seller or its property manager as of the Effective Date, at any time during the previous twelve (12) months; (v) architectural and civil plans and specifications (to the extent in the possession of Seller or Seller's property manager); (vi) other non-confidential and non-proprietary records owned by Seller and used in connection with the operation of the Real Property or any part thereof and located on-site as of the Closing Date; (vii) all rights to use the name “Summerfield” or “Summerfield at Morgan Metro” in connection with the Real Property, either alone or in connection with the “Century” name, subject in all respects to the restrictions set forth in this Section 1.1(f) and Section 1.7 below; and (viii) all assignable telephone numbers and websites domain names associated with the Real Property including but not limited to the right, at Purchaser’s sole expense and at Purchaser’s sole option, to use http://www.centurysummerfield.com for a period of one hundred twenty (120) days after the Closing solely for the purpose of forwarding visitors to Purchaser’s website for the Real Property; but excluding any other rights in or to the use of the Marks (as defined below) (the property described in this clause (f), other than the excluded items, being sometimes herein referred to collectively as the “Intangible Property”).

1.2 Property Defined.  The Land, the Related Rights, the Improvements, the Tangible Personal Property, the Leases and the Intangible Property are hereinafter sometimes referred to collectively as the “Property”.

1.3 Permitted Exceptions. The Property shall be conveyed, and Purchaser shall accept the Property, subject to the matters which are, or are deemed to be, Permitted Exceptions pursuant to ARTICLE 2 hereof (herein referred to collectively as the “Permitted Exceptions”).

1.4 Purchase Price. Seller is to sell and Purchaser is to purchase the Property for the total purchase price of One Hundred Fifteen Million Five Hundred Thousand and No/100 Dollars

($115,500,000.00) (the “Purchase Price”).

1.5 Payment of Purchase Price. The Purchase Price for the Property (inclusive of the Earnest Money delivered to Escrow Agent as more particularly set forth herein) shall be paid at Closing in cash by wire transfer of immediately available federal funds to a bank account of Escrow Agent designated by Escrow Agent in writing to Purchaser prior to the Closing (“Escrow Agent's Account”), and, as adjusted by prorations and adjustments as herein provided, shall be subsequently payable in full at Closing in cash by wire transfer of immediately available federal funds to or for the benefit of Seller.

1.6 Earnest Money.

(a) Within one (1) business day following the Effective Date, Purchaser shall deposit with Escrow Agent the sum of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) by wire transfer of immediately available funds (the “Initial Earnest Money”) in accordance with the wiring instructions attached hereto as Schedule 1.6(a).  If, on the Inspection Date (as defined below), Purchaser delivers to Seller and Escrow Agent a Notice to Proceed, Purchaser shall deposit with Escrow Agent, within one (1) business day following the Inspection Date, an additional sum of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) by wire transfer of immediately available funds (the “Additional Earnest Money”). The Initial Earnest Money and the Additional Earnest Money (if and when deposited), together with all interest accrued thereon, if any, shall individually and collectively be referred to herein as the “Earnest Money”. The Earnest Money shall be applied to the Purchase Price on the Closing Date and paid to Seller through the escrow process outlined herein.

(b) If Purchaser fails to deliver the Earnest Money, or any portion thereof, to the Escrow Agent within the time periods specified above, Purchaser shall have elected not to proceed with the transaction and this Agreement shall automatically terminate (and Purchaser shall be entitled to the return of any Earnest Money already deposited), and upon such termination, Purchaser and Seller shall have no further rights, or obligations hereunder, except those which expressly survive termination of this Agreement.

(c) In any event, if Purchaser is entitled to have the Earnest Money returned to Purchaser, pursuant to any provision of this Agreement, One Hundred and no/100 Dollars ($100.00) of the Earnest Money shall nevertheless be paid to Seller as good and sufficient independent consideration for entering into this Agreement. In addition, Seller acknowledges that Purchaser, in evaluating the Property and performing its due diligence investigation of the Property, will devote internal resources and incur expenses, and that such efforts and expenses of Purchaser also constitute good, valuable and sufficient consideration for this Agreement.

1.7 Ownership of Century Tradenames and Service Marks.

(a) Purchaser hereby acknowledges and agrees that the name “Century” and any other trade name or service mark that includes the word “Century” (hereinafter collectively referred to as the “Marks”), and each of them, are trade names and service marks of Seller; that the Marks, and each of them, are the sole and exclusive property of Seller, which owns all right, title, and interest in and to the Marks, and each of them; and Purchaser agrees that, by this Agreement, Purchaser shall acquire no ownership right or interest of any kind in or to the Marks, or any of them.  Purchaser further acknowledges and agrees that any use by Purchaser of the Marks, or any of them, in any manner not expressly authorized  in this Agreement in connection with the Property or otherwise, will result in immediate and irreparable injury to Seller, and that Seller shall be entitled to temporary, preliminary, and permanent injunctive relief against Purchaser in the event of any such use of the Marks, or any of them, by Purchaser, or in the event of any other violation by Purchaser of this Section 1.7.  Notwithstanding anything to the contrary contained in this Agreement, Purchaser may continue to use “Summerfield” or “Summerfield at Morgan Metro” in the name of the Property, without time limit, and may continue to use the name “Century Summerfield at Morgan Metro” in connection with the Property for a period of one hundred twenty (120) days after Closing, provided Purchaser does not use the “Century” name or any of the Marks following such one hundred twenty (120) day period after Closing; provided, however, nothing contained herein shall be deemed to be a warranty of Seller's or Purchaser's right to use such names. Seller shall be prohibited from using the name “Summerfield”, “Summerfield at Morgan Metro” or “Century Summerfield at

Morgan Metro” with respect to any other property owned by Seller in the State of Maryland, and nothing herein shall limit the right of Purchaser, at Purchaser’s expense at Purchaser’s sole option, to use http://www.centurysummerfield.com for a period of one hundred twenty (120) days after the Closing solely for the purpose of forwarding visitors to Purchaser’s website for the Real Property.

(b) Seller and Purchaser shall reasonably cooperate with each other in connection with the removal of the “Century” name from the Property within one hundred twenty (120) days after Closing, including changes in signage, lease forms, marketing materials and the like.

(c) This Section 1.7 shall survive the Closing.

ARTICLE 2

TITLE AND SURVEY

2.1 Title Examination; Commitment for Title Insurance. Purchaser shall obtain from Title Company, at Purchaser's expense, a commitment for an Owner's Policy of title insurance (the “Title Commitment”) for the Property, along with all underlying title exception documents referenced therein.

2.2 Survey.  Seller has delivered to Purchaser that certain ALTA/ACSM Land Title Survey of the Real Property dated March 30, 2016, prepared by Dewberry & Davis LLC, and bearing the seal of Michael B. Davis, Professional Land Surveyor No. 11033 (the “Existing Survey”).  Purchaser, may, at Purchaser’s sole cost and expense, obtain updates to such survey delivered by Seller or obtain a new survey (the “New Survey”).  The Existing Survey shall constitute the "Survey" hereunder unless Purchaser obtains a New Survey in which event, the “Survey” shall be the New Survey.  For purposes of the Deed (as defined below) to be delivered to Purchaser at the Closing, the legal description of the Property shall be the legal description attached hereto as Schedule 1.1(a).  If, however, the metes and bounds description drawn from the New Survey reflects a legal description different from the legal description attached hereto as Schedule 1.1(a), Seller shall also deliver a quit claim deed, at Closing, containing the legal description drawn from the New Survey.

2.3 Title Objections; Cure of Title Objections.

(a) Purchaser or its attorneys shall have until January 21, 2021 (the “Title Objection Deadline”) to notify Seller and its attorneys, in writing, of such objections as Purchaser may have to the Title Commitment (including the title exception documents referred to therein) or Survey, other than the Permitted Exceptions described in clauses (a) through (g) of Section 2.4 (collectively, the “Objections”).

(b) In the event Purchaser shall notify Seller of any Objections on or before the Title Objection Deadline, Seller shall have the right, but not the obligation (except with respect to Mandatory Cure Items, which Seller shall have an obligation to cure on or prior to Closing), to cure such Objections as set forth herein.  On or before the fifth (5th) day following Seller's receipt of Purchaser's notice of Objections, Seller shall notify Purchaser in writing whether Seller elects to cure such Objections (and Seller's failure to provide such a notice shall be deemed an election by Seller not to cure any such Objections). If Seller elects to cure, then Seller shall remove, satisfy or cure the same to Purchaser’s reasonable satisfaction.  If Seller elects (or is deemed to have elected) not to cure any of Purchaser’s Objections, or if Seller notifies Purchaser of Seller's intent to cure any Objections and thereafter Seller fails or is unable to effect a cure prior to Closing (or any date to which the Closing has been extended), then in either such case, other than with respect to Mandatory Cure Items (which Seller shall have an obligation to cure on or prior to Closing), Purchaser shall have the right to elect one, but not both, of the following options, which election must in each case be made within the time period provided in paragraph (c) below:

(i) to accept a conveyance of the Property subject to the Permitted Exceptions, specifically including any matter objected to by Purchaser which Seller is unwilling or unable to cure, and without reduction of the Purchase Price; or

(ii) to terminate this Agreement by sending written notice thereof to Seller, and upon delivery of such notice of termination, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser, and thereafter neither party hereto shall have any further rights, obligations or liabilities hereunder with respect to the Property, except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement.

(c) If Seller notifies Purchaser that, other than with respect to Mandatory Cure Items (which Seller shall have an obligation to cure on or prior to Closing), Seller does not intend to cure any Objections, or if Seller is deemed to have elected not to cure any Objections, or if Seller notifies Purchaser of Seller's intent to cure any Objections and Seller later notifies Purchaser that Seller has failed or will be unable to effect a cure thereof, then in any such case Purchaser shall, within five (5) days after receiving Seller's notice or the date of Seller's deemed election or notice of failed cure, as applicable, notify Seller in writing whether Purchaser shall elect to accept the conveyance under clause (b)(i) above or to terminate this Agreement under clause (b)(ii) above (with Purchaser's failure to provide such a notice deemed an election by Purchaser to accept conveyance under clause (b)(i) above).

(d) Notwithstanding anything contained herein to the contrary, Seller shall be obligated at Closing to discharge (i) all mortgages of Seller (regardless of whether Purchaser objects to such mortgage) encumbering the Real Property, (ii) all monetary liens (whether voluntary or involuntary, or mechanics’ or materialmens’ liens arising from work performed at the Property) arising by, through or under Seller, encumbering the Real Property, (iii) all exceptions or encumbrances created by, through or under Seller after the later of the date of the Title Commitment or the Effective Date without Purchaser’s prior written consent, and (iv) any tax liens for delinquent taxes that are due and payable by Seller, (collectively, the “Mandatory Cure Items”).  The term “mortgage” as used herein includes any mortgage, deed of trust, deed to secure debt and similar security instrument securing an indebtedness of Seller and encumbering the Real Property or any portion thereof; the terms “discharge” and “discharged” as used herein include compliance with a statutory bonding procedure that has the legal effect of removing the mortgage or item as a lien on the Property or otherwise allows the mortgage or item to be removed from the title exceptions in the Title Policy (as defined below).

2.4 Conveyance of Title.  At Closing, Seller shall convey and transfer the Property to Purchaser.  It shall be a condition to Purchaser's obligation to close this transaction that title to the Real Property conveyed and transferred to Purchaser shall be such title to the Real Property as will enable the Title Company to issue to Purchaser an extended coverage American Land Title Association (ALTA) Form 2006 Owner's Policy of Title Insurance (the “Title Policy”) covering the Real Property, in the full amount of the Purchase Price, subject to the following matters, which shall be deemed to be Permitted Exceptions:

(a) the rights of tenants, as tenants only, without any right to acquire any portion of the Property, under the Leases described in the Rent Roll and any new Leases entered into between the Effective Date and Closing in accordance with the terms of this Agreement or as otherwise approved by Purchaser in writing;

(b) the lien of all ad valorem real estate taxes and assessments not yet due and payable as of the date of Closing, subject to adjustment as herein provided;

(c) local, state and federal laws, ordinances or governmental regulations, including but not limited to, building, zoning and land use laws, ordinances and regulations, now or hereafter in effect relating to the Property, provided, however, that, with respect to any violations of any such local, state and federal laws, ordinances or governmental regulations (collectively, the “Violations”), Seller shall have no obligation to cure or remove any Violations;

subject to Seller’s obligation to: (a) provide a credit to Purchaser at Closing equal to the cost to cure any Violations, up to an aggregate amount of $200,000.00, and (b) if any Violations, either individually or in the aggregate, would cost in excess of $200,000.00 to cure, Purchaser may elect by written notice to Seller to terminate this Agreement and receive a return of the Deposit, in which case neither party hereto shall have any further rights, obligations or liabilities hereunder, except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement;

(d) all matters identified in Schedule B of the Title Commitment, and all matters shown on the Survey or New Survey (other than any Objections to which Purchaser has objected in accordance with this Agreement), all as approved or deemed approved by Purchaser pursuant to the terms of this Agreement;

(e) monetary liens arising by, through or under Purchaser; and

(f) additional items, if any, approved by Purchaser pursuant to Section 2.6 hereof.

2.5 Pre-Closing “Gap” Title/Survey Defects. Whether or not Purchaser shall have furnished to Seller any notice of Objections pursuant to the foregoing provisions of this Agreement, Purchaser may, at or prior to Closing, notify Seller in writing of any Objections with respect to matters first raised by the Title Company or the Surveyor between (a) the date of the most recent version of the Title Commitment and/or New Survey, as applicable, and (b) the Closing Date; provided, however, that Purchaser must notify Seller of any such Objections within two (2) business days of Purchaser's first receipt of the updated Title Commitment, updated New Survey or other document, whichever first provides notice of the condition giving rise to any such Objection.  With respect to any Objections set forth in such notice, except for Objections arising or resulting from Seller's breach of the covenant contained in Section 2.6 hereof, Seller shall have the same option to cure and Purchaser shall have the same option to accept title subject to such matters or to terminate this Agreement as those which apply to any Objections made by Purchaser on or before the Title Objection Deadline.

2.6 Seller's Covenant Not to Encumber. Seller agrees that, between the Effective Date and the Closing Date, Seller will not sell, assign, rent, convey (absolutely or as security), grant a security interest in, or otherwise encumber or dispose of, the Property (or any part thereof or estate therein) in any manner that will survive Closing, except as approved in writing by Purchaser in its sole discretion or as expressly provided in this Agreement.  Notwithstanding the foregoing, Seller shall have the right to (i) continue leasing apartment units in the Property in the manner described in Section 5.4(b) hereof, (ii) terminate, amend or enter into service contracts in the manner described in Section 5.4(g) hereof, and (iii) use, deplete, remove or replace items of Tangible Personal Property in the ordinary course of business, provided any appliances, leasing office and pool furniture, fitness center equipment and other similar items of equipment or furniture so removed by Seller are promptly replaced by Seller, at its cost, with items of comparable (at acquisition) or greater value and utility.

2.7 Prince George’s County ROFR.

(a) Notwithstanding anything in this Agreement to the contrary, the sale and purchase of the Property under this Agreement is subject to compliance with Prince George’s County Code Sections 13-1110 through 13-1120 and the accompanying regulations promulgated by the Prince George’s County Department of Housing and Community Development (“DHCD”) (collectively, the “ROFR”).

(b) Seller and Purchaser shall take all actions reasonably required to comply with the requirements of Prince George’s County Code Section 13-1110, et. seq. (“PGCC 13-1110”) and shall cooperate with each other in submitting to DHCD the information and documents necessary to obtain a Certificate of Compliance in a form suitable for recording.  Each of Seller and Purchaser shall furnish to each other, to DHCD and to Escrow Agent such documents and information as may be reasonably requested by any such party to evidence compliance or exempt status in accordance with PGCC 13-1110.

(c) Seller shall, at Seller’s sole expense, comply with the ROFR requirements and obtain a Certificate of Compliance issued by DHCD in accordance with the ROFR in substantially the form attached hereto as Schedule 2.7 (the “Certificate of Compliance”). Seller’s obligation shall include: (i) provide written notice of the sale of the Property to each tenant of the Property by hand delivery to each apartment unit or certified mail, return receipt requested and post such written notice in the public areas of the Property (collectively, “Seller’s Tenant Notice”), and (ii) provide a copy of this Agreement, a copy of the Seller's Tenant Notice, and a Right of First Refusal Notice of Sale Affidavit, to DHCD, and any other materials required by the Code (collectively, the "DHCD Notice"). Provided that DHCD does not notify Seller of DHCD's intent to exercise its right of first refusal within seven (7) business days following DHCD's receipt of the DHCD Notice, Seller shall thereafter request that DHCD issue and deliver to Seller the Certificate of Compliance.

(d) If DHCD either (i) timely exercises the ROFR, (ii) notifies Seller and/or Purchaser that it will impose conditions or restrictions on the sale, or Purchaser’s use of the Property, or (iii) fails to issue the Certificate of Compliance on or before the third (3rd) business day prior to the Closing Date, then Purchaser and Seller shall each have the right, but not the obligations, to elect to terminate this Agreement upon written notice to the other party, in which event the Deposit shall be returned to Purchaser and thereafter neither Seller nor Purchaser shall have any further right, obligation or liability under this Agreement, at law and in equity (except for obligations of the parties which expressly survive termination of this Agreement); provided, however, that with respect to any notification from DHCD pursuant to the preceding clause (ii), Purchaser shall be entitled to such termination right only if the conditions or restrictions in question affect Purchaser, and Seller shall be entitled to such termination right only if the conditions or restrictions in question affect Seller.

(e) If DHCD (or any assignee of DHCD pursuant to PGCC 13-1110) acquires the Property under the ROFR, this Agreement shall automatically terminate (if not previously terminated), in which event the Deposit shall be immediately returned to Purchaser and thereafter neither Seller nor Purchaser shall have any further right, obligation or liability under this Agreement, at law and in equity (except for obligations of the parties which expressly survive termination of this Agreement).

(f) Receipt of the Certificate of Compliance shall be a condition precedent to Closing.  If Seller has not received and provided to Purchaser the Certificate of Compliance at least fifteen (15) days prior to the then-scheduled Closing Date, then the Closing Date shall be automatically extended to a date that is fifteen (15) days after Seller provides the Certificate of Compliance to Purchaser, such extension not to exceed ninety (90) days; if Seller has not received the Certificate of Compliance at least fifteen (15) days prior to the end of such ninety (90) day period, then this Agreement shall terminate, in which event the Deposit shall be returned to Purchaser and thereafter neither Seller nor Purchaser shall have any further right, obligation or liability under this Agreement, at law or in equity (except for obligations of the parties which expressly survive termination of this Agreement).

ARTICLE 3

INSPECTION

3.1Right of Inspection.

(a) Beginning as of December 18, 2020 (the effective date of that certain Access and Indemnity Agreement between Purchaser and Seller (hereinafter, the "Access Agreement")) and continuing thereafter so long as this Agreement remains in full force and effect, Purchaser and its agents, representatives, contractors and consultants (collectively, the "Purchaser Parties") shall, at Purchaser’s sole cost and expense and subject to Section 3.1(b) below, have the right to make physical inspections of the Property and to examine at such place or places at the Property, in the offices of the property manager or elsewhere as the same may be located, any operating files maintained by Seller or its property manager in connection with the leasing, maintenance and/or management of the Property, including, without limitation, the Leases, lease files, service contracts, bills, invoices, receipts and other general records relating to the income and expenses of the Property, correspondence, surveys, plans and specifications, warranties for services and materials provided to the Property and similar materials, but excluding Seller’s proprietary materials not directly related to the leasing, maintenance, and/or management of the Property, such as Seller's internal memoranda, financial projections, insurance policies, operating budgets, appraisals, accounting and tax records and similar proprietary or confidential information (collectively, the “Inspections”). Seller shall have the right, but not the obligation, to have one of its representatives accompany Purchaser or its representatives on each such Inspection. Seller shall reasonably cooperate with Purchaser in its Inspections of the Property, but Seller shall not be obligated to incur any liability or expense in connection therewith.

(b) Purchaser understands and agrees that any Inspections of the Property shall be governed by and conducted in accordance with the Access Agreement.  The parties hereby affirm that the Access Agreement remains in full force and effect under its terms, and the Access Agreement is incorporated herein by this reference.  If and to the extent that the terms of the Access Agreement conflict with the terms of this Agreement, the terms of this Agreement shall control.

(c) Purchaser shall indemnify, hold harmless and defend Seller, Seller's members, and their respective members, managers, officers, directors, shareholders, partners, agents and employees (collectively, the "Indemnitees") from and against any and all claims, demands, causes of action, liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees and expenses and court costs incurred in defending any such claim or in enforcing this indemnity) of whatsoever nature (for purposes of this Section 3.1, individually a “Claim” and collectively, “Claims”) that are actually incurred by the Indemnitees, or any of them, to the extent arising out of or in connection with the acts or omissions of the Purchaser Parties, or any of them, in connection with the Inspections, including but not limited to Claims arising out of or in connection with personal injury or death of persons, loss, destruction or damage to property, or liens or claims of lien filed against the Property.  Notwithstanding the foregoing, Purchaser shall have no liability for (i) pre-existing conditions merely discovered by the Inspections of the Property and not aggravated by Purchaser, and (ii) Claims caused by or resulting from any act or omission of the Indemnitees or property manager. Purchaser shall maintain adequate and appropriate insurance in the following amounts to cover risks of the type described in in this Section 3.1(c): (i) commercial general liability insurance in an amount not less than $2,000,000.00 per occurrence, and (ii) umbrella liability insurance in an amount not less than $10,000,000.00. Such insurance shall include a waiver of subrogation.  This Section 3.1(c) shall survive Closing or any termination of this Agreement.

3.2Right of Termination.  Purchaser, in Purchaser's sole and absolute discretion, shall determine on or before 5:00 p.m. (Eastern Standard time) on January 29, 2021 (the “Inspection Date”) whether it (x) elects to proceed with the transactions contemplated by this Agreement, or (y) does not wish to acquire the Property for any reason or no reason.  Accordingly, if Purchaser (i) elects to proceed, it shall deliver to Seller and Escrow Agent written notice of such election to proceed (an “Notice to Proceed”), and (ii) elects to terminate the transaction, it shall deliver to Seller and Escrow Agent written notice of such termination (the "Termination Notice"), in any case, on or prior to the Inspection Date.  If Purchaser (A) delivers a Termination Notice or (B) fails to provide either the Notice to Proceed or the Termination Notice, in either case, on or before the Inspection Date, then Purchaser shall be deemed to have elected not to proceed and to terminate the transaction, in which case, Escrow Agent shall be irrevocably authorized to return the Initial Earnest Money to Purchaser.  Upon any such termination of this Agreement pursuant to Purchaser's rights under this Section 3.2, Purchaser and Seller shall have no further rights and obligations hereunder except those which expressly survive termination of this Agreement.  Time is of the essence with respect to the provisions of this Section 3.2.

3.3 Confidentiality.

(a) Purchaser acknowledges that all reports and other information provided to Purchaser under this Agreement have been provided by way of electronic dataroom located at: https://centennialholdingco.sharefile.com/home/shared/fo1e29ef-b327-4de7-a8f8-b5bf58c504f0

(the "Due Diligence Information") and that the Due Diligence Information is for informational purposes only and shall not be construed as a representation or warranty on the part of Seller or any other party regarding the Property, other than as expressly set forth in this Agreement. Notwithstanding any provision of this Agreement, Purchaser shall not have access to, and Seller shall not be obligated to make available to Purchaser, any confidential, proprietary or privileged information of Seller related to the Property, such excluded materials to include Seller’s internal memoranda, financial projections, operating budgets, appraisals, tax returns and similar proprietary, confidential or privileged information.  Notwithstanding anything in the foregoing to the contrary, Seller will make available to Purchaser financial statements, operating reports and rent rolls used in Seller’s ordinary course of business.

(b) The existence and contents of this Agreement, the negotiations of parties with respect to the possible sale and purchase of the Property and any matters disclosed by any Inspections undertaken by Purchaser with respect to the Property and the Due Diligence Information shall be kept confidential and shall not be disclosed to any third parties without the consent of both parties hereto, except for any disclosure that may be required by law to be made to any applicable governmental or quasi-governmental authorities, or with respect to any information that is publicly available or independently developed by Purchaser or its agents.  No advertisement or other publicity concerning this transaction shall be made or disseminated by either party at any time without the review and approval of both parties hereto.  Both parties recognize the need to disclose, and agree to the disclosure of, certain aspects of this transaction to their respective lenders, investors, prospective investors, accountants, attorneys, other consultants (including firms undertaking due diligence on behalf of Purchaser), broker-dealers and registered investment advisors.  Neither party is responsible for the actions of third parties as to the disclosure of confidential information, but each party agrees to inform their lender, investors, prospective investors, accountants, attorneys and other consultants of the confidentiality of this transaction and all such other information and, upon request of the other, agrees to use reasonable efforts to obtain confidentiality agreements from such third parties. Notwithstanding the foregoing of this Section 3.3, either of Seller or Purchaser (or both) may issue a press release describing the transaction if and when the Property is actually conveyed, provided that any such press release issued by either party must be approved in advance by the other party.  Additional confidentiality restrictions may be set forth in a separate confidentiality agreement between Seller and Purchaser (provided that, in the event of any conflict between the terms of any such separate confidentiality agreement and this Agreement, the terms of this Agreement shall prevail).  Seller and Purchaser will satisfy their respective obligations to keep information confidential by exercising reasonable care.  Such care shall include protecting such information using those practices the receiving party customarily uses to restrict disclosure of its own information of like importance.  Such party will not be liable if it accidentally discloses confidential information while exercising reasonable care, provided that, upon discovery of such disclosure, such party attempts to retrieve the confidential information and reviews its practices to attempt to prevent any further accidental disclosures.

(c) If this Agreement is terminated, Purchaser shall, within seven (7) days from the date of such termination, return or cause to be returned to Seller all Due Diligence Information (other than as may be required pursuant to record retention policies of Purchaser and/or the parties to whom such information was made available in accordance with this Section 3.3) and, if requested by Seller and upon reimbursement of Purchaser's actual costs therefor, deliver to Seller copies of all third party reports prepared by or on behalf of Purchaser (to the extent Purchaser is legally entitled to do so), without representation or warranty and without any right of reliance thereon.  The provisions of this Section 3.3 shall survive the termination of this Agreement for the Survival Period, but shall not survive the Closing.

ARTICLE 4

CLOSING

4.1   Time and Place.

(a) The consummation of the transaction as contemplated hereby (“Closing”) shall be held at the office of Escrow Agent on February 25, 2021, via escrow funds and fully executed documents.  Notwithstanding the foregoing, and subject in all instances to any adjournment of the Closing Date required by Section 2.7, Purchaser shall have the right to extend the Closing one or more times to a date no later than March 30, 2021 by delivering written notice to Seller, with a copy to Escrow Agent, not less than three (3) business days’ prior to the originally scheduled or then-scheduled Closing Date (the “Extension Notice”).  Concurrently with Purchaser’s delivery of the Extension Notice to Escrow Agent to extend the Closing beyond February 25, 2021, Purchaser shall deliver a one-time extension deposit to the account of Escrow Agent in the amount of One Million and No/100 Dollars (the “Extension Deposit”).  For purposes of this Agreement, the Extension Deposit shall be nonrefundable to Purchaser and shall be deemed to be a part of the Earnest Money in all respects.  At Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.2 and Section 4.3.  The Closing may be held at such other place or such earlier time and date as Seller and Purchaser shall mutually reasonably approve in writing.  The date on which the Closing is scheduled to occur hereunder (or, if earlier or as extended hereby, the date on which Closing occurs) is sometimes referred to herein as the “Closing Date”.  The parties will endeavor to “pre-close” on the business day prior to the Closing Date, so as to allow the wire transfers of the Purchase Price from Purchaser and/or its lender to Escrow Agent to occur at the opening of business on the Closing Date or as promptly thereafter as practical.

(b) Notwithstanding anything stated to the contrary in this Agreement, to the extent a “Postponing Event” has occurred on a “Key Performance Date” (as such terms are hereinafter defined) or the Business Day immediately prior to a Key Performance Date, such Key Performance Date shall automatically be extended until the date that is two (2) Business Days following a “Postponing Event Cure” (as hereinafter defined) and delivery of written notice by either Purchaser or Seller to the other of such Postponing Event Cure.  Further, and notwithstanding anything to the contrary contained herein, in the event the Postponing Event (a) results in the then-scheduled Closing Date being extended for more than twenty (20) days, Purchaser shall have the right to terminate this Agreement by notifying Seller of such election prior to the completion of a Postponing Event Cure, or (b) results in the then-scheduled Closing Date being extended for more than forty-five (45) days, Purchaser or Seller shall each have the right to terminate this Agreement by notifying the other Party of such election prior to the completion of a Postponing Event Cure; provided, however, that if Seller elects to terminate this Agreement pursuant to clause (b), then Purchaser may elect to proceed with the Closing notwithstanding the existence of the Postponing Event (so long as Purchaser is able to deliver the required Closing funds to Escrow Agent) by delivering written notice of such election to Seller within five (5) days following receipt of Seller’s termination notice (and in such event the parties shall reasonably cooperate to satisfy the Closing requirements and to perform their respective obligations set forth herein to the fullest extent possible given the circumstances).  Upon a termination of this Agreement as set forth in this Section 6.5, Escrow Agent shall disburse the Earnest Money to Purchaser and, upon such disbursement, this Agreement shall be null and void and of no further force or effect and neither party shall have any rights or obligations against or to the other except for those provisions hereof which by their terms expressly survive the termination of this Agreement. For purposes hereof, the terms below shall have the following definitions:

(c) “Postponing Event” shall mean an event, development, condition or state of facts that: (a) prevents FedEx and UPS from being able to pick up packages from, or deliver packages to, Purchaser, Seller, Escrow Agent or the applicable legal counsel of any of the foregoing, (b) results in the closure of the Escrow Agent’s or Title Company’s offices; provided that it shall not be a Postponing Event if a replacement escrow agent within the same national title insurance company (or a replacement title insurance company with the same reputation and national presence as Title Company) agrees to act as escrow agent pursuant to the terms of this Agreement at no additional cost or liability to either party and provided further that it shall not be a Postponing Event if a replacement nationally-recognized title company as reputable as the Title Company agrees to issue the Title Policy to Purchaser in the form previously agreed upon by the Title Company and Purchaser as of the date the order for a title commitment is placed with the replacement title company, and including any coverage or endorsements that Purchaser can demonstrate in writing that the Title Company had agreed to issue to Purchaser, or (c) the closing of the local recording office or the inability of the local recording office to record, and, in either case, the Title Company is unable or unwilling to issue the Title Policy in the form required under this Agreement.  Seller shall provide at least five (5) business days’ notice (and the Closing shall be adjourned to provide for such five (5) business-day period, if necessary) to Purchaser if Seller elects to retain a replacement escrow agent and/or a replacement title company pursuant to this Section 4.4(b) and at least two (2) business days’ notice prior to ordering a title commitment from such replacement title company in order for Purchaser to establish and provide evidence of the form of Title Policy previously agreed upon by the Title Company and Purchaser.

(d) “Postponing Event Cure” shall mean with respect to any Postponing Event (i) described in clause (a) of the definition thereof, the resumption of pick-up and overnight deliveries by any nationally recognized overnight courier, (ii) described in clause (b) of the definition thereof, the reopening of the Escrow Agent’s and Title Company’s offices, or (iii) described in clause (c) of the definition thereof, the reopening of such local recording office.

(e) “Key Performance Date” shall mean, (x) with respect to clause (a) of the definition of “Postponing Event”, the Closing Date or the Business Day prior to the Closing Date, and (y) with respect to all other clauses of the definition of “Postponing Events”, the Closing Date.

4.2    Seller's Obligations at Closing.  At Closing, Seller shall:

(a) deliver to Purchaser a duly executed special warranty deed in the form attached hereto as Schedule 4.2(a) and by this reference made a part hereof, conveying the Real Property to Purchaser subject only to the Permitted Exceptions (the “Deed”);

(b) deliver to Purchaser a bill of sale and assignment and assumption of leases and service contracts, in the form attached hereto as Schedule 4.2(b) and by this reference made a part hereof, duly executed by Seller (the “Bill of Sale and Assignment”);

(c) join with Purchaser to execute a notice to tenants (the “Tenant Notice”) in the form of Schedule 4.2(c) attached hereto;

(d) deliver to Purchaser a certificate (the “Seller's Closing Certificate”), dated as of the date of Closing and duly executed by Seller, in the form of Schedule 4.2(d) attached hereto, stating that the representations and warranties of Seller contained in Section 5.1 of this Agreement are true and correct in all material respects as of the date of Closing (with necessary modifications to reflect any changes therein due to the occurrences of events and circumstances that are permitted to occur hereunder and do not constitute a breach of Seller’s obligations under this Agreement); provided, however, that the inclusion of any change or exception in such certificate shall not prejudice Purchaser's rights under this Agreement with respect to the subject matter of such change or exception.  The Seller's Closing Certificate shall include an updated Rent Roll dated no earlier than three (3) business days prior to the Closing Date as to which Seller shall make the same representations and warranties, as of the date of such Rent Roll, as Seller makes under Section 5.1(d) with respect to the Rent Roll attached hereto;

(e) deliver to Purchaser and the Title Company such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Seller;

(f)   deliver to Purchaser an affidavit duly executed by Seller stating that Seller is not a “foreign person” as defined in the Federal Foreign Investment in Real Property Tax Act of 1980 and the 1984 Tax Reform Act;

(g)   deliver to the Title Company a title insurance affidavit, duly executed by Seller or a representative of Seller, in form and content reasonably satisfactory to Seller and the Title Company;

(h)   deliver to Purchaser at the Property the Leases, together with such leasing and property files and records, and other Due Diligence Information, all to the extent not previously delivered and the originals thereof to the extent in Seller’s possession or control;

(i)   deliver to Purchaser possession and occupancy of the Property, subject only to the Permitted Exceptions;

(j)   deliver a closing statement evidencing the transaction contemplated by this Agreement and such additional documents as shall be reasonably requested by the Title Company or required to consummate the transaction contemplated by this Agreement; provided, however, that in no event shall Seller be required to indemnify the Title Company, Purchaser, or any other party pursuant to any such documents, or undertake any other material liability not expressly contemplated in this Agreement, unless Seller elects to do so in its sole discretion;

(k)   if the legal description attached hereto as Schedule 1.1(a) differs from the legal description of the Property drawn from the New Survey, Seller shall deliver (in addition to the Deed) a quit claim deed conveying the Real Property pursuant to the legal description drawn from the New Survey, which legal description shall be subject to Seller's approval, which approval shall not be unreasonably withheld;

(l)   deliver an assignment and assumption agreement (the “Assignment and Assumption Agreement”) with respect to Seller’s right, title and interest in and to that certain Connection Agreement dated June 8, 2009 by and between Washington Metropolitan Area Transit Authority, and Seller, which agreement was recorded August 20, 2009 in Liber 30904, Folio 420 (the “Connection Agreement”); and

(m) deliver the Certificate of Compliance.

4.3 Purchaser's Obligations at Closing.  At Closing, Purchaser shall:

(a) deliver to Escrow Agent the full amount of the Purchase Price (inclusive of the Earnest Money theretofore delivered to Escrow Agent) as increased or decreased by prorations and adjustments as herein provided, prior to 3:00 p.m. (Eastern time) on the Closing Date, in immediately available federal funds wire transferred to Escrow Agent's Account, and deliver to Escrow Agent instructions to release the full amount of the Purchase Price, as increased or decreased by prorations and adjustments as herein provided, to Seller; provided, however, the delivery and/or instructions to release the Purchase Price from Purchaser may occur on the Closing Date after 3:00 p.m. (Eastern time) so long as Purchaser pays for one day of per diem interest actually charged by Seller’s payoff lender for receipt of funds beyond 3:00 p.m. Eastern time on the Closing Date;

(b) join Seller in execution of all counterparts of the Bill of Sale, the Assignment, Tenant Notice and the Assignment and Assumption Agreement.  Purchaser shall deliver a copy of the Tenant Notice to each tenant under each of the Leases informing such tenant of the sale of the Property and of the assignment to Purchaser of Seller's interest in, and obligations under, the Leases (including, if applicable any security deposits) and directing that all rent and other sums payable after the Closing under each such Lease shall be paid as set forth in the Tenant Notice.  The provisions of this sub-section shall survive Closing;

(c) deliver to the Title Company such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser;

(d) deliver to Seller a certificate dated as of the date of Closing and duly executed by Purchaser, stating that the representations and warranties of Purchaser contained in Section 5.5 of this Agreement are true and correct in all material respects as of the date of Closing (with necessary modifications to reflect any changes therein due to the occurrences of events and circumstances that are permitted to occur hereunder and do not constitute a breach of Purchaser’s obligations under this Agreement); provided, however, that the inclusion of any change or exception in such certificate shall not prejudice Seller's rights under this Agreement with respect to the subject matter of such change or exception, including the right of Seller to terminate this Agreement and receive the Earnest Money, if applicable; and

(e) deliver a closing statement evidencing the transaction contemplated by this Agreement and such additional documents as shall be reasonably requested by the Title Company or required to consummate the transaction contemplated by this Agreement.

4.4   Credits and Prorations.

(a) All income and expenses in connection with the operation of the Property shall be apportioned, as of 11:59 p.m. (Eastern Daylight time) on the day prior to the Closing Date, as if Purchaser were vested with title to the Property during the entire Closing Date, such that, except as otherwise expressly provided to the contrary in this Agreement, Seller shall have the benefit of income and the burden of expenses for the day preceding the Closing Date and the Purchaser shall have the benefit of income and the burden of expenses for the Closing Date and thereafter. Items (i)-(v) below will be prorated at Closing utilizing the information known at that time.  A post-closing “true-up” shall take place within ninety (90) days of the Closing Date to adjust the prorations of said items (i), (iii), (iv) and (v), if necessary, and within a reasonable time to adjust the proration of said item (ii), if necessary.  Such prorated items shall include, without limitation, the following:

(i)   rents, if any, based on the amount collected for the current month. The term “rents” as used in this Agreement includes all payments due and payable by, or received from, tenants under the Leases other than refundable deposits, application fees, reimbursement payments that are attributable to periods prior to Closing, late charges, pet and cleaning charges and termination payments (which refundable deposits shall be treated as set forth in Section 4.4(b)(i), but such other amounts shall be retained by Seller);

(ii)   ad valorem taxes and assessments levied against the Property (including personal property taxes on the Tangible Personal Property), which shall be prorated as set forth in Section 4.4(b)(ii) hereof;

(iii)   payments or amounts due under the Designated Service Contracts (as defined below).  To the extent any rebate, concession or commission payable to Seller under any Designated Service Contract has accrued before Closing but has not been paid to Seller, Seller shall receive a credit for such accrued amounts at Closing; and Seller shall retain any signing bonus or similar payments received by Seller before Closing;

(iv)   gas, electricity, water and other utility charges for which Seller is liable, if any, such charges to be apportioned at Closing on the basis of the most recent meter reading occurring prior to Closing or the most recent utility bill received by Seller, as applicable, including, without limitation, water charges not yet due and payable to such utility provider at Closing, but which amounts are customarily billed directly to Seller and may be reimbursed by tenants; and

(v)   any other operating expenses, income or other items pertaining to the Property which are customarily prorated between a purchaser and a seller in comparable commercial transactions in the area in which the Property is located.

(b)   Notwithstanding anything contained in the foregoing provisions:

(i)   At Closing, (A) Seller shall credit to Purchaser the amount of such unforfeited resident deposits as shown on the Rent Roll, and (B) Purchaser shall credit to the account of Seller all refundable cash or other deposits posted with utility companies serving the Property, or, at either party's option, Purchaser shall contract directly with the utility companies and Seller shall be entitled to receive and retain such refundable cash and deposits; provided that Purchaser and Seller will cooperate so that utility service to the Property is not interrupted.  For the purposes of this Section 4.4(b)(i), the term “unforfeited resident deposits” means any refundable resident deposits which are held by Seller and which Seller has not applied against delinquent rents, property damage or otherwise in accordance with the applicable Lease, together with any interest accrued thereon to the extent required to be paid by the applicable Lease or applicable law.

(ii) Any ad valorem taxes for the current year paid at or prior to Closing shall be prorated based upon the amounts actually paid for the current tax year. If all taxes and assessments for the current tax year have not been paid before Closing, then Seller shall be charged at Closing an amount equal to that portion of such taxes and assessments which relates to the period before Closing, and Purchaser shall be responsible for taxes and assessments commencing as of the Closing Date and shall pay the taxes and assessments prior to their becoming delinquent. Any such apportionment made with respect to a tax year for which the tax rate or assessed valuation, or both, have not yet been fixed shall be based upon the tax rate and/or assessed valuation last fixed.  To the extent that the actual taxes and assessments for the current tax year differ from the amount apportioned at Closing, the parties shall make all necessary adjustments by appropriate payments between themselves following Closing promptly following the availability of the final tax bills.  For avoidance of doubt, any refunds generated from appeal of ad valorem taxes for year(s) prior to the year of Closing shall remain the property of Seller and paid to Seller by Purchaser, if and to the extent received by Purchaser.

(iii)   Gas, electricity, water and other utility charges referred to in Section 4.4(a)(iv) above which are payable by any tenant directly to a third party shall not be apportioned hereunder, Purchaser shall accept title subject to any of such charges which are unpaid, and Purchaser shall look solely to the responsible tenant for the payment of the same.

(iv)   If Seller shall have paid any gas, electricity, water or other utility charges referred to in Section 4.4(a)(iv) above directly to a third party which are reimbursable by tenants, but shall not have been reimbursed therefor by the time of Closing (the “Delinquent Tenant Payments”), then reimbursement of such Delinquent Tenant Payments shall not be prorated and Seller waives all rights to collect any such Delinquent Tenant Payments from tenants following the Closing (it being understood that (a) Seller shall not be entitled to commence any disposition or eviction proceeding against the delinquent tenant).

(v)   As to gas, electricity and other utility charges referred to in Section 4.4(a)(iv) above, Seller may on notice to Purchaser elect to pay one or more of all of such items accrued to the Closing Date directly to the person or entity entitled thereto, and to the extent Seller so elects and the utility company agrees to look solely to Seller for payment of any such item accrued prior to the Closing Date, such item shall not be apportioned hereunder, and Seller's obligation to pay such item with respect to the period prior to Closing directly in such case shall survive the Closing.

(vi)   Seller shall pay in full all leasing commissions and locators' and finders' fees, if any, due to leasing or other agents (pursuant to a contractual arrangement with Seller) for each Lease and Lease renewal entered into by Seller prior to the Closing Date promptly when due.

(vii)   The Tangible Personal Property is included in this sale, without further charge.

(viii)   Unpaid and delinquent rent collected by Seller and Purchaser after the date of Closing shall be delivered as follows: Seller and Purchaser agree that all rent received by Seller or Purchaser after the Closing shall belong to Purchaser and be applied first to current rentals and then to delinquent rentals (which aged delinquent rentals Purchaser is purchasing hereunder and is included in the Purchase Price), if any, in inverse order of maturity.

(ix) The provisions of this Section 4.4(b) shall survive Closing.

4.5 Closing Costs.  Seller shall pay (a) the fees of any counsel representing it in connection with this transaction, (b) one-half (1/2) of all applicable Maryland transfer taxes and recordation taxes due upon recordation of the Deed, (c) the cost of the Existing Survey provided by Seller (but not the cost of any update thereto or any New Survey), (d) the costs of curing all Objections and Violations (subject to Section 2.4(c)) for which Seller is responsible under this Agreement, (e) the costs of recording the Deed and all satisfactions of mortgages or deeds of trust, (f) one-half (1/2) of any escrow fees charged by the Escrow Agent, and (g) all fees payable to Broker (as defined below).  Purchaser shall pay (A) the fees of any counsel representing Purchaser in connection with this transaction, (B) all costs, fees and premiums for the Title Commitment, Title Policy and any lender’s policy, and any and all endorsements to the Title Policy required by Purchaser or Purchaser’s lender(s), (C) the cost of Purchaser’s inspections of the Property, (D) the cost of any New Survey (including any updates or revisions to the Survey), including updates or revisions necessary to comply with the requirements of Purchaser or Purchaser’s lender(s), (E) one-half (1/2) of all applicable Maryland transfer taxes and recordation taxes due upon recordation of the Deed, and (F) one-half (1/2) of any escrow fees charged by the Escrow Agent.  All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.

4.6 Conditions Precedent to Obligation of Purchaser.  The obligation of Purchaser to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing (or such earlier time as otherwise required hereby) of all of the following conditions, any or all of which may be waived by Purchaser in its sole discretion:

(a)   Seller shall have delivered to Purchaser or Escrow Agent (as the case may be) all of the items required to be delivered by Seller or Seller's agents pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.2.

(b) All of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the date of Closing, subject to any changes described in Section 4.2(d).

(c)   Seller shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Seller as of the date of Closing.

(d)   The Title Company shall be ready, willing and able to issue the Title Policy.

(e)   The Certificate of Compliance shall have been received from Prince George’s County.

In the event any of the foregoing conditions has not been satisfied by the Closing Date, Purchaser shall have the right to terminate this Agreement by written notice given to Seller on the Closing Date, whereupon Escrow Agent shall promptly refund the Earnest Money to Purchaser and the parties shall have no further rights, duties or obligations hereunder, other than those which are expressly provided herein to survive the termination of this Agreement; provided, however, that if any of the foregoing conditions has not been satisfied due to a default by Purchaser or Seller hereunder, then Purchaser's and Seller's respective rights, remedies and obligations shall instead be determined in accordance with Article 6.

4.7   Conditions Precedent to Obligation of Seller.  The obligation of Seller to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Seller in its sole discretion:

(a)   Escrow Agent shall have received the Purchase Price as adjusted pursuant to and payable in the manner provided for in this Agreement.

(b)   Purchaser shall have delivered to Escrow Agent or Seller (as the case may be) all of the items required to be delivered by Purchaser pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.3.

(c)   All of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date of Closing, subject to any changes described in Section 4.3(d).

(d)   Purchaser shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Purchaser as of the date of Closing.

(e)   The Certificate of Compliance shall have been received from Prince George’s County.

In the event any of the foregoing conditions has not been satisfied by the Closing Date, Seller shall have the right to terminate this Agreement by written notice given to Purchaser on the Closing Date, whereupon Escrow Agent shall promptly deliver the Earnest Money to Seller and the parties shall have no further rights, duties or obligations hereunder, other than those which are expressly provided herein to survive a termination of this Agreement; provided, however, if any of the foregoing conditions has not been satisfied due to a default by

Purchaser or Seller hereunder, then Purchaser's and Seller's respective rights, remedies and obligations shall instead be determined in accordance with Article 6.

4.8 Seller's Tax Deferred Exchange.  Seller may convey the Property as part of a tax deferred exchange for the benefit of Seller pursuant to Section 1031 of the Internal Revenue Code. With respect thereto, Seller may assign all of Seller's contract rights and obligations hereunder to an exchange accommodation titleholder or a qualified intermediary, as part of, and in furtherance of, such tax deferred exchange.  Purchaser agrees to reasonably cooperate in such exchange for the benefit of Seller at no cost, expense or liability to Purchaser and without reduction or alteration of the rights of Purchaser under this Agreement and with respect to Seller; and Purchaser further agrees to execute any and all documents (subject to the reasonable approval of Purchaser's legal counsel) as are reasonably necessary in connection with such exchange at Seller's sole expense provided that Purchaser shall not be required to undertake any liability or obligation in so doing and provided that such exchange does not extend the Closing Date.  As part of such exchange, Seller shall convey the Property directly to Purchaser and Purchaser shall not be obligated to acquire or convey any other property as part of such exchange.  Seller shall indemnify, hold harmless and defend Purchaser from and against any and all claims, demands, causes of action, liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees and expenses and court costs incurred in defending any such claim or in enforcing this indemnity) that may be incurred by Purchaser and arising out of Purchaser's participation in such exchange for the benefit of Seller, which obligation shall survive the Closing.  Notwithstanding the foregoing, should Seller fail to effect a tax deferred exchange as contemplated in this Section 4.8 for any reason, then the sale by Seller of the Property shall be consummated in accordance with terms and conditions of this Agreement just as though the provisions of this Section 4.8 had been omitted from this Agreement, except that Purchaser shall be reimbursed and indemnified from resulting costs and expenses as provided in this Section.  Nothing contained in this Section 4.8 shall release Seller of any of its obligations or liabilities under this Agreement, whether accruing before, at or after Closing, nor shall anything contained in this Section 4.8 impose any liability or obligation on Purchaser with respect to the tax consequences of this transaction to Seller.

4.9 Purchaser's Tax Deferred Exchange.  Purchaser may acquire any the Property as part of a tax deferred exchange for the benefit of Purchaser pursuant to Section 1031 of the Internal Revenue Code.  With respect thereto, Purchaser may assign all of Purchaser's contract rights and obligations hereunder to an exchange accommodation titleholder or a qualified intermediary, as part of, and in furtherance of, such tax deferred exchange.  Seller agrees to reasonably cooperate in such exchange for the benefit of Purchaser at no cost, expense or liability to Seller and without reduction or alteration of the rights of Seller under this Agreement and with respect to Purchaser; and Seller further agrees to execute any and all documents (subject to the reasonable approval of Seller's legal counsel) as are reasonably necessary in connection with such exchange at Purchaser's sole expense provided that Seller shall not be required to undertake any liability or obligation in so doing and provided that such exchange does not extend the Closing Date.  As part of such exchange, Seller shall convey the Property directly to Purchaser and Seller shall not be obligated to acquire or convey any other property as part of such exchange.  Purchaser shall indemnify, hold harmless and defend Seller from and against any and all claims, demands, causes of action, liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees and expenses and court costs incurred in defending any such claim or in enforcing this indemnity) that may be incurred by Seller and arising out of Seller's participation in such exchange for the benefit of Purchaser.  Notwithstanding the foregoing, should Purchaser fail to effect a tax deferred exchange as contemplated in this Section 4.9 for any reason, then the purchase by Purchaser of the Property shall be consummated in accordance with terms and conditions of this Agreement just as though the provisions of this Section 4.9 had been omitted from this Agreement, except that Seller shall be reimbursed and indemnified from resulting costs and expenses as provided in this Section. Nothing contained in this Section 4.9 shall release Purchaser of any of its obligations or liabilities under this Agreement, whether arising before, at or after Closing, nor shall anything contained in this Section 4.9 impose any liability or obligation on Seller with respect to the tax consequences of this transaction to Purchaser.

ARTICLE 5

REPRESENTATIONS, WARRANTIES AND COVENANTS

5.1   Representations and Warranties of Seller.  The Seller makes the following representations and warranties to Purchaser as of the Effective Date and as of the Closing Date (upon delivery of Seller’s Closing Certificate, as required pursuant to Section 4.2(d), hereof).  Such representations and warranties are subject to those matters, if any, disclosed in Seller's disclosure statement attached hereto as Schedule 5.1 and made a part hereof by this reference (“Seller's Disclosure Statement”), and (ii) the Permitted Exceptions.

(a)   Organization  and Authority.  The Seller has been duly organized and is validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business and in good standing in the State where the Property is located.  Seller has the full right and authority to enter into this Agreement and to transfer the Property pursuant hereto and to consummate or cause to be consummated the transactions contemplated herein.  The person signing this Agreement on behalf of Seller is authorized to do so.  Neither the execution and delivery of this Agreement nor any other documents executed and delivered, or to be executed and delivered, by Seller in connection with the transactions described herein, will violate any provision of Seller's organizational documents or of any agreements, regulations, or laws to or by which Seller is bound.  This Agreement has been, and each document to be executed and delivered by Seller at Closing shall have been as of Closing, duly authorized, executed and delivered by Seller, is a valid and binding obligation of Seller and is enforceable against Seller in accordance with its terms subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the rights of creditors generally; and (ii) the exercise of judicial discretion in accordance with general principles of equity.

(b)   Consents.  Other than (as of the Effective Date) the Certificate of Compliance, Seller has obtained all consents and permissions (if any) related to the execution, delivery and performance of this Agreement by Seller and the transactions herein contemplated and required under any covenant, agreement, encumbrance, law or regulation by which Seller or the Property is bound.

(c)   Pending Actions.  Seller has not received written notice of any action, suit, arbitration, administrative or judicial proceeding, or unsatisfied order or judgment against Seller or the Property, or the transaction contemplated by this Agreement, other than litigation against

Seller or the Property for matters which are covered by insurance and are not expected to have a Material Adverse Effect.

(d)   Leases and Rent Roll.  Seller is the lessor or landlord under the Leases. The Rent Roll attached as Schedule 1.1(e) is, and each rent roll hereafter delivered by Seller to Purchaser, is true, correct and complete in all material respects as of the date stated therein.  There are no leases of space in the Property or other agreements to occupy, use, possess or operate all or any portion of the Property that will be in force after the Closing and under which Seller is the landlord (whether by entering into the leases or acquiring the Property subject to such leases or agreements), other than the Leases evidenced by the Rent Roll, including any new leases or amendments to existing leases thereto entered into in accordance with this Agreement.  All of the Leases are in full force and effect.  The  copies of the Leases made available by Seller or its agents to Purchaser are true and correct copies of the Leases maintained at the Property and relied on by Seller in the ordinary course operation of its business.  To Seller’s knowledge, neither Seller nor any tenant is in monetary default or has given written notice of any material non-monetary default under any of the Leases, except as set forth on Schedule 5.1 attached hereto. There are no Leases with affiliates, agents, or employees of Seller or its affiliates.  No tenant has paid rent or other charges due under any Lease more than thirty (30) days in advance except as set forth on the Rent Roll.  Seller has received no notice of a tenant’s intent to vacate its premises, withhold rent, claim an offset or terminate its Lease, except as set forth on Schedule 5.1 attached hereto.  All leasing broker or leasing fees and commissions currently due and owing by Seller have been paid or will be paid in the ordinary course but, in any event, prior to the Closing Date.

(e)   Condemnation.  Seller has not received written notice of any pending or threatened condemnation proceedings relating to the Real Property.

(f)   Insurance.  Seller has not received, prior to the Effective Date, any written notice from Seller's current insurance carrier of any defects or inadequacies in or on the Property or any part or component thereof that would materially and adversely affect the insurability of the Real Property or cause any material increase in the premiums for insurance for the Real Property, that have not been cured or repaired.

(g)   Environmental Matters.  (i) Seller has received no written notice from any governmental authority asserting any violation of, and has no knowledge of any violation of, Environmental Laws related to the Real Property which has not been cured or corrected as of the Effective Date, and (ii) other than the environmental reports previously delivered to Purchaser, Seller has not commissioned any study relating to the presence or absence of Hazardous Materials on the Real Property.  The term “Environmental Laws” includes without limitation the Resource Conservation and Recovery Act and the Comprehensive Environmental Response, Compensation, and Liability Act and other federal laws governing the environment as in effect on the date of this Agreement together with their implementing regulations as of the date of this Agreement applicable to the Real Property, and all applicable state, regional, county, municipal and other local laws, regulations and ordinances that are equivalent or similar to the federal laws recited above or that purport to regulate hazardous or toxic substances and materials.  The term “Hazardous Materials” includes petroleum (including crude oil or any fraction thereof), mold, and any substance, material, waste, pollutant or contaminant listed or defined as hazardous or toxic under any Environmental Laws, in any case at levels or concentrations requiring monitoring, reporting, remediation or removal in accordance with Environmental Laws.

(h)   Service Contracts.  There are no service, supply, equipment rental or similar agreements (each a “Service Contract” and collectively “Service Contracts”) to which Seller is a party affecting the Property other than those set forth in Schedule 5.1(h) and the copies of the Service Contracts that have been delivered by Seller to Purchaser are true, correct and complete in all material respects and include any material amendments or modifications thereto. To Seller's knowledge, Seller is not in default with respect to its obligations or liabilities under any of the Service Contracts where the failure to cure such default would be reasonably expected to have a Material Adverse Effect. “Material Adverse Effect” means, with respect to any fact or circumstance, that such fact or circumstance would individually or in the aggregate have a material adverse effect on title to the Property or any portion thereof, on Seller's ability to consummate the transaction contemplated herein, or on the use, value or operation of the Property.

(i)   Employees.  Seller does not have any employees.  Neither Seller nor, to Seller’s knowledge, Property Manager or any other agent is a party to any collective bargaining agreement or other labor union contract applicable to employees employed with respect to the Property.

(j)    Operating Statements. The operating statements for the Property delivered to Purchaser are true, correct and complete copies of the operating statements maintained by Seller and relied on by Seller for internal administration and accounting purposes; provided, however, that Seller does not and will not represent or warrant that Purchaser will be able to, or should be able to, operate the Property according to and with similar results as shown in such operating statements.

(k)   Violations.  Seller has received no written notice from any governmental authority that the Real Property is in violation of any federal, state, county or municipal laws, ordinances, orders, regulations and requirements affecting the Real Property or any portion thereof in any manner that remains uncured.

(l)   Patriot Act and Related Matters.

(i)   Seller is in compliance with the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 23, 2001) (the “Order”) and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and in any enabling legislation or other Executive Orders or regulations in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the “Orders”).

(ii)   Seller is not:

(A)    listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “Lists”); or

(B)    a person who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or owned or controlled by, or acts for or on behalf of, any person on the Lists or any other person who has been determined by competent authority to be subject to the prohibitions contained in the Orders.

(m) Taxes.  Seller has not commenced and is not a party to any property tax appeal with respect to any portion of the Property that is pending as of the Effective Date.  Seller has paid any and all taxes due and payable and has timely filed any and all tax returns required to be filed with respect to the Property.  Seller (i) is not a party to any action or proceeding to abate any taxes, and is not aware of any proceeding by any governmental authority for the enforcement of collection of taxes, (ii) has not granted any waiver of any statute of limitation with respect to, or any extension of a period for, the assessment of any taxes, and (iii) to Seller’s knowledge, has not received any written notice of a special tax or assessment to be levied (or has any knowledge that a special tax or assessment is contemplated), in each case with respect to the Property.  Without limitation on the foregoing, Seller has paid, or will timely pay when due, all taxes with respect to the Asset or the revenues generated in Seller’s operation of the Asset accrued through the Closing Date.

(n) Designated Representatives.  The Designated Representatives are the persons on behalf of Seller with primary knowledge of, and responsibility for, matters relating to the management and operation of the Property.

(o) Financial Status.  Seller is solvent, has not made a general assignment for the benefit of its creditors, and has not admitted in writing its inability to pay its debts as they become due, nor has Seller filed, nor does it contemplate the filing of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other proceeding for the relief of debtors in general, nor has any such proceeding been instituted by or against Seller, nor is any such proceeding to Seller’s knowledge threatened or contemplated.  The sale of the Property will not render Seller insolvent.

(p) Recorded Agreements.  Seller has not given or received any written notice of any, and to Seller’s knowledge, there is no, existing default, violation or breach of any Recorded Agreements by any party thereto, affecting all or any portion of the Property, which remains uncured.  For purposes of this Agreement, “Recorded Agreements” includes those agreements listed on Schedule 5.1(p) attached hereto.

(q) ERISA.  Seller is not (i) an “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) a “governmental plan” under Section 3(32) of ERISA, (iii) any plan described in Section 4975 of the Internal Revenue Code, or (iv) an entity whose underlying assets include “plan assets” by reason of the application of the ERISA “plan assets” regulation (29 C.F.R. 2510.3-101).

5.2 Knowledge Defined.  References to the “knowledge” of Seller shall refer only to the actual knowledge on the Effective Date of the Designated Representatives (as hereinafter defined) of Seller, and shall not be construed, by imputation or otherwise, to refer to the knowledge of any property manager or broker, or to any other officer, agent, manager, representative or employee of Seller or any affiliate of Seller, or to impose upon such Designated Representatives any duty to investigate the matter to which such actual knowledge (except a duty to inquire of the property manager). As used herein, the term “Designated Representatives” shall refer to the following persons: (i) Bronson Smith, and (ii) Shannon Watkins.  In no event shall the Designated Representatives have any personal liability hereunder.

5.3 Survival of Seller's Representations and Warranties.  The representations and warranties of Seller set forth in Section 5.1, as updated by Seller's Closing Certificate to the extent permitted hereunder, shall survive Closing for a period of two hundred seventy (270) days after Closing (the “Survival Period”); provided, however, that Seller’s representations in Section 5.1(l) shall survive for the applicable statute of limitations.  Except with respect to (i) fraudulent misrepresentation for which the Agreement is terminated under Section 6.2, in which event Section 6.2 shall apply, and (ii) a misrepresentation of Seller’s representation set forth in Section 8.1, to which misrepresentation the Cap shall not apply, no claim for a breach of any representation or warranty of Seller or breach of this Agreement by Seller shall be actionable or payable (a) if the breach in question results from or is based on a condition, state of facts or other matter which was known to Purchaser prior to Closing due to its disclosure in the Due Diligence Information delivered by Seller to Purchaser, (b) unless the valid claims for all such breaches collectively aggregate Twenty-Five Thousand and No/100 Dollars ($25,000.00) or more, in which event the full amount of such valid claims shall be actionable, up to but not exceeding the amount of the Cap (as defined below), and (c) unless written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Seller prior to the expiration of the Survival Period and an action shall have been commenced by Purchaser against Seller within thirty (30) days after the expiration of the Survival Period.  In the event of any breach by Seller of its representations and warranties or covenants or agreements contained herein which Purchaser first discovers after Closing and provides timely notice as aforesaid, Seller shall indemnify and hold Purchaser harmless from and against any and all actual loss, damage, cost or expense resulting therefrom up to but not exceeding the Cap, except with respect to a misrepresentation of Seller’s representation set forth in Section 8.1, to which misrepresentation the Cap shall not apply.  As used herein, the term “Cap” shall mean the total aggregate amount equal to Two Million and No/100 Dollars ($2,000,000.00).  In no event shall Seller's aggregate liability to Purchaser for any and all breaches of any representation or warranty of Seller in this Agreement or Seller's Closing Certificate exceed the amount of the Cap, and Purchaser hereby waives and disclaims any right to damages or compensation for any and all such breaches in excess of the Cap.  Seller covenants to maintain in its account cash or other liquid unencumbered assets in an amount equal to the Cap until the date that is thirty (30) days after the expiration of the Survival Period.  Notwithstanding anything to the contrary contained in this Agreement, Seller does not represent or warrant that any particular Lease will be in force or effect at Closing or that the tenants under the Leases will have performed their obligations thereunder.  The termination of any Lease prior to Closing by reason of the tenant's default or for any other reason not constituting a default by Seller under this Agreement shall not affect the obligations of Purchaser under this Agreement in any manner or entitle Purchaser to an abatement of or credit against the Purchase Price or give rise to any other claim on the part of Purchaser.

5.4   Covenants of Seller.  Seller hereby covenants with Purchaser, from the Effective Date until the Closing or earlier termination of this Agreement, as follows:

(a)   Operation of Property.  Seller shall operate and maintain the Property in a manner consistent with the manner in which Seller operates and maintains the Property as of the date hereof.

(b)   Execution of New Leases and Renewals.  Seller shall use reasonable efforts to negotiate new leases for unrented apartment units in the Improvements and/or Lease renewals for rented apartment units in the Improvements and shall maintain an advertising and marketing program for apartment units in the Improvements consistent with Seller's past practices at the Property.  Except for amendments or leases entered into pursuant to renewal notices mailed prior to the execution of this Agreement, unless Purchaser agrees otherwise in writing, any new Leases or renewals of existing Leases for such apartment units entered into by Seller after the Effective Date until the Closing or earlier termination of this Agreement shall be on Seller's standard apartment lease form for the Property, and shall be for terms of no less than six (6) and no more than fifteen (15) months.  Seller shall not collect any rents more than two (2) months in advance.  In all cases, Seller shall retain the discretion to set rent rates, concessions and other terms of occupancy, provided Seller shall only enter into new Leases, renewals or modifications in the ordinary course of business (including, without limitation, maintaining substantially similar standards with respect to credit checks on potential tenants) and taking into account Seller's then-current good faith evaluation of market conditions.  Each such new Lease, renewal or modification entered into by Seller shall constitute a “Lease” for purposes of this Agreement.  From the Effective Date until the Closing, Seller shall, on a weekly basis: (i) provide to Purchaser updated versions of the Rent Roll, and (ii) facilitate calls between representatives of Seller and Purchaser to discuss leasing activity with respect to the Property.

(c)   Maintenance of Insurance. Seller shall keep the Improvements insured against loss or damage (including rental loss) by fire and all risks covered by the Seller's insurance that is currently in force, provided that Seller may make commercially reasonable adjustments in Seller's insurance coverage for the Property which are consistent with Seller's general insurance program for Seller's other apartment properties as in effect from time to time.

(d)   Enforcement of Existing Leases.  Seller shall perform the landlord's material obligations to the tenants under the Leases and enforce the material obligations of the tenants under the Leases, in each case in accordance with the current management standards of Seller for its apartment properties.

(e)   Removal and Replacement of Tangible Personal Property; Rent-Ready Condition.  Seller shall not remove any Tangible Personal Property except as may be required for necessary repair or replacement (which repair and replacement shall be of equal or greater quality and quantity as existed prior to the necessity for removal), or otherwise in accordance with current inventory and management standards of Seller for its apartment properties, provided that any appliances, leasing office furniture, pool furniture, fitness center equipment, or other similar items of equipment so removed by Seller are promptly replaced by Seller, at its cost, with items of comparable or greater value and utility.  If any apartment unit is or becomes vacant more than five (5) days prior to Closing, then Seller shall either (i) cause such unit(s) to be in “rent-ready” condition at Closing, or (ii) grant Purchaser a credit against the Purchase Price in the amount of $750.00 per each such unit that is not in “rent-ready” condition on the Closing Date.  For purposes of this Section, “rent-ready” means ready for occupancy by a new tenant in the condition consistent with Seller’s current practices, including, without limitation, the unit being freshly painted with carpets cleaned, not stained, and odor free, and all windows, doors, appliances, fixtures, cabinets and equipment being in good working order.

(f)   Execution of New Contracts.  Seller shall not, without Purchaser's prior written consent in each instance (which consent shall not be unreasonably withheld, conditioned or delayed), materially amend, renew or terminate any of the Designated Service Contracts, or enter into any contract or agreement that will be an obligation affecting the Property or binding on Purchaser after the Closing, except that (i) Seller may enter into, amend or enforce (including enforcement by termination) Service Contracts in the ordinary course of business as reasonably necessary for the continued operation and maintenance of the Property, provided any new Service Contracts are terminable without cause or penalty on thirty (30) days' notice without penalty or other termination payment, and (ii) Seller may conduct leasing activity as provided in Section 5.4(b) hereof.

(g)   Maintenance of Permits.  Seller shall make commercially reasonable efforts to maintain in existence all licenses, permits and approvals that are now in existence with respect to, and are required for, the ownership, operation or improvement of the Property, and are of a continuing nature.

(h)   Management Contracts.  As of Closing, the property management contract pertaining to the Property shall have been terminated.

(i)   Alteration of the Property.  Seller shall not materially alter the condition of the Property, make any material changes or alterations to the improvements included as part of the Property or make any capital improvements to the Property, in each case, without Purchaser’s prior written consent.

(j)   Zoning Modification.  Seller shall not apply for or consent to any change or modification with respect to the zoning or use of the Property.

(k)   Litigation.  Seller shall promptly notify Purchaser, in writing, of any litigation, arbitration proceeding or administrative hearing (including condemnation) before any governmental agency that is instituted after the Effective Date.

(m)   Connection Agreement.  Seller and Purchaser shall cooperate in good faith to deliver any and all documents, insurance certificates and other items required to be delivered to the Washington Metropolitan Area Transit Authority in connection with the assignment by Seller and assumption by Purchaser of the Connection Agreement.  Promptly following the Closing, Purchaser shall deliver such documents to the Washington Metropolitan Area Transit Authority pursuant to the requirements of Section 28 of the Connection Agreement.

5.5   Representations and Warranties of Purchaser.  Purchaser hereby makes the following representations and warranties to Seller as of the Effective Date and as of the Closing Date (upon delivery of Purchaser’s Closing Certificate, as required pursuant to Section 4.3(d), hereof):

(a)   Organization  and Authority.  Purchaser has been duly organized and is validly existing under the laws of the state of its formation.  Purchaser has the full right and authority to enter into this Agreement and to purchase the Property pursuant hereto and to consummate or cause to be consummated the transactions contemplated herein. The person signing this Agreement on behalf of Purchaser is authorized to do so.  Neither the execution and delivery of this Agreement nor any other documents executed and delivered, or to be executed and delivered, by Purchaser in connection with the transactions described herein, will violate any provision of Purchaser's organizational documents or of any agreements, regulations, or laws to or by which Purchaser is bound.  This Agreement has been duly authorized, executed and delivered by Purchaser, is a valid and binding obligation of Purchaser and is enforceable against Purchaser in accordance with its terms subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the rights of creditors generally; and (ii) the exercise of judicial discretion in accordance with general principles of equity.

(b)   Consents.  Purchaser has obtained all consents and permissions (if any) related to the transactions herein contemplated and required under any covenant, agreement, encumbrance, law or regulation by which Purchaser is bound.

(c)   Pending Actions.  To Purchaser's knowledge, there is no action, suit, arbitration, administrative or judicial administrative proceeding, or unsatisfied order or judgment pending or threatened against Purchaser or the transaction contemplated by this Agreement, which, if adversely determined, could individually or in the aggregate have a Material Adverse Effect on Purchaser's ability to consummate the transaction contemplated herein.

(d)   Financial Status.  Purchaser is solvent, has not made a general assignment for the benefit of its creditors, and has not admitted in writing its inability to pay its debts as they become due, nor has Purchaser filed, nor does it contemplate the filing of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other proceeding for the relief of debtors in general, nor has any such proceeding been instituted by or against Purchaser, nor is any such proceeding to Purchaser's knowledge threatened or contemplated.  The purchase of the Property will not render Purchaser insolvent.

(e)   ERISA.  Purchaser is not (i) an “employee benefit plan” within the meaning of Section 3(3) of ERISA, (ii) a “governmental plan” under Section 3(32) of ERISA, (iii) any plan described in Section 4975 of the Internal Revenue Code, or (iv) an entity whose underlying assets include “plan assets” by reason of the application of the ERISA “plan assets” regulation (29 C.F.R. 2510.3-101).

(f)   Patriot Act and Related Matters.

(i)   To Purchaser's knowledge, Purchaser is in compliance with the requirements of the Orders and other similar requirements contained in the rules and regulations of OFAC and in any enabling legislation or other Executive Orders or regulations in respect thereof.

(ii)   To Purchaser's knowledge, Purchaser is not:

(A)   listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other List of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders; or

(B)    a person who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or owned or controlled by, or acts for or on behalf of, any person on the Lists or any other person who has been determined by competent authority to be subject to the prohibitions contained in the Orders.

5.6   Survival of Purchaser's Representations and Warranties.  The representations and warranties of Purchaser set forth in Section 5.5 shall survive Closing until the expiration of the Survival Period.

5.7   Covenants of Purchaser.

(a)   Purchaser hereby covenants with Seller that, upon any termination of this Agreement, subject to the terms and conditions of Section 3.3(c), Purchaser shall upon Seller's request furnish to Seller copies of any reports received by Purchaser in connection with any inspection of the Property for the presence of Hazardous Materials, Mold or any Mold Condition (as defined below).  EXCEPT FOR CLAIMS BASED ON A BREACH BY SELLER OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN SECTION 5.1(g), PURCHASER IRREVOCABLY WAIVES ANY CLAIM AGAINST SELLER ARISING FROM THE PRESENCE OF HAZARDOUS MATERIALS OR MOLD OR ANY MOLD CONDITION ON THE REAL PROPERTY OR THE BREACH OF ENVIRONMENTAL LAWS WITH RESPECT TO THE REAL PROPERTY.  Upon any termination of this Agreement, subject to the terms and conditions of Section 3.3(c), Purchaser shall also upon Seller's request furnish to Seller copies of any other reports received by Purchaser relating to any other inspections of the Property conducted on Purchaser's behalf, if any.  Any such reports furnished to Seller shall be furnished at Seller's risk and without representation or warranty, express or implied, of any kind whatsoever.  “Mold” means mold, mildew, fungus or other potentially dangerous organisms.  “Mold Condition” means  the presence or suspected presence of Mold or any condition(s) that reasonably can be expected to give rise to or indicate the presence of Mold, including observed or suspected instances of water damage or intrusion, the presence of wet or damp wood, cellulose wallboard, floor coverings or other materials, inappropriate climate control, discoloration of walls, ceilings or floors, complaints of respiratory ailment or eye irritation by residents, employees or any other occupants or invitees in the Property, or any notice from a governmental agency of complaints regarding the indoor air quality at the Property.

(b)   “Designated Service Contracts” means (i) those certain Service Contracts which are assignable in accordance with their terms that Purchaser identifies by written notice delivered to Seller on or before the Inspection Date as the Service Contracts Purchaser elects Seller to assign to Purchaser at Closing, (ii) those assignable Service Contracts regarding which Purchaser has failed to deliver such written notice on or before the Inspection Date, and (iii) those Service Contracts (the “Must Take Service Contracts”) attached hereto as Schedule 5.7(b) which are assignable in accordance with their terms and which may not be terminated without cause or penalty, with thirty (30) days (or less) written notice.  Purchaser hereby covenants with Seller that on or before the Inspection Date, Purchaser shall deliver written notice to Seller instructing which of the assignable Service Contracts Purchaser desires for Seller to assign to Purchaser and which it does not.  If Purchaser fails to timely deliver such notice, Purchaser shall be deemed to have chosen to have all assignable Service Contracts assigned to Purchaser, and all such Service Contracts shall be deemed part of the Designated Service Contracts.  At Closing, Seller will cause the Service Contracts which Purchaser has elected not to have assigned to Purchaser (other than the Must Take Service Contracts), by operation of the aforesaid notice on or before the Inspection Date, to be terminated at Seller’s expense, such termination to be effective within the time period provided for in the applicable Service Contract (or if no such time period is provided, as promptly as practicable after the Closing Date).  The provisions of this Section 5.7(b) shall survive Closing.

(c)   Schedule 5.7(c) includes a list of those Service Contracts that are national accounts of the Seller and/or Seller’s property manager (the “National Account Contracts”). Notwithstanding anything contained in this Agreement to the contrary, in no event shall any of the National Account Contracts be deemed to be Designated Service Contracts in accordance with the foregoing, nor shall they be assignable to Purchaser at Closing, and Purchaser shall have no liability with respect to such National Account Contracts.  As evidenced by its execution and delivery of this Agreement, Purchaser acknowledges and agrees that the National Account Contracts will be terminated as to the Property as of the Closing Date. The provisions of this Section 5.7(c) shall survive Closing.

ARTICLE 6

DEFAULT

6.1   Default by Purchaser.  If the sale of the Property as contemplated hereunder is not consummated due to Purchaser's default hereunder, then Seller shall be entitled, as its sole and exclusive remedy for such default, to terminate this Agreement and receive the Earnest Money as liquidated damages for the breach of this Agreement and not as a penalty, it being agreed between the parties hereto that the actual damages to Seller in the event of such breach are impractical to ascertain and the amount of the Earnest Money is a reasonable estimate thereof, Seller hereby expressly waiving and relinquishing any and all other remedies at law or in equity.  Seller's right to receive the Earnest Money is intended not as a penalty, but as full liquidated damages.  The right to receive the Earnest Money as full liquidated damages is Seller's sole and exclusive remedy in the event of default hereunder by Purchaser, and Seller hereby waives and releases any right to (and hereby covenants that it shall not) sue Purchaser:  (a) for specific performance of this Agreement, or (b) to recover any damages of any nature or description other than or in excess of the Earnest Money.  Purchaser hereby waives and releases any right to (and hereby covenants that it shall not) sue Seller or seek or claim a refund of the Earnest Money (or any part thereof) on the grounds it is unreasonable in amount and exceeds Seller's actual damages or that its retention by Seller constitutes a penalty and not agreed upon and reasonable liquidated damages. This Section 6.1 is subject to Section 6.4 hereof.

6.2   Default by Seller. If there is a material breach or default by Seller in the performance of its obligations under this Agreement, then Purchaser shall be entitled, as its sole remedy for such default, either (a) to receive the return of the Earnest Money and obtain a reimbursement of Purchaser’s actual out-of-pocket costs paid in connection with the transactions hereunder, not to exceed $250,000.00 in the aggregate, which return of Earnest Money and reimbursement payment shall operate to terminate this Agreement and release Seller from any and all liability hereunder (other than the obligations of Seller which expressly survive termination of this Agreement), or (b) to seek specific performance of Seller's obligation to execute and deliver the documents required to convey (and otherwise cause the conveyance of) the Property to Purchaser, it being understood and agreed that the remedy of specific performance shall not be available to enforce any other obligation of Seller hereunder.  In no event shall Seller be liable for consequential, speculative, remote or punitive damages, or any other damages, and Purchaser hereby waives and releases any right to seek or collect any such consequential, speculative, remote or punitive damages, or any other damages.  Purchaser shall be deemed to have elected clause (a) above if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Real Property is located, on or before ninety (90) days following the date upon which Closing was to have occurred.

6.3   Notice of Default; Opportunity to Cure.  Neither Seller nor Purchaser shall be deemed to be in default hereunder until and unless such party has been given written notice of its failure to comply with the terms hereof and thereafter does not cure such failure within five (5) business days after receipt of such notice; provided, however, that this Section 6.3 (i) shall not be applicable to Purchaser's failure to deliver the Earnest Money or any portion thereof on the date required hereunder or to a party's failure to make any deliveries required of such party on the Closing Date and, accordingly, (ii) shall not have the effect of extending the Closing Date or the due date of any Earnest Money deposit hereunder.

6.4   Recoverable Damages.  Notwithstanding Sections 6.1 and 6.2 hereof, in no event shall the provisions of Sections 6.1 and 6.2 limit (i) either Purchaser's or Seller's obligation to indemnify the other party, or the damages recoverable by the indemnified party against the indemnifying  party due to, a party's express obligation to indemnify the other party in accordance with Sections 3.1, 4.8, 4.9 or 8.1(b) of this Agreement, or (ii) either party's obligation to pay costs, fees or expenses under Section 4.5 hereof, or the damages recoverable by either party against the other party due to a party's failure to pay such costs.  In addition, if this Agreement terminates for any reason, other than a default by Seller hereunder for which Purchaser has elected to pursue the remedy of specific performance, and Purchaser or any affiliate of Purchaser asserts any claim or right to the Property related to such termination that would otherwise delay or prevent Seller from having clear, indefeasible, and marketable title to the Property, then Seller shall have all rights and remedies available at law or in equity with respect to such assertion by Purchaser and any actual loss or damage suffered by Seller as a result of such assertion.

ARTICLE 7

RISK OF LOSS

7.1    Damage.  In the event of “damage” (as hereinafter defined) to the Real Property or any portion thereof, then Seller shall promptly notify Purchaser thereof.  In the event such damage is “major” (as hereinafter defined), Purchaser may, at its sole discretion, elect to proceed with the Closing (subject to the other provisions of this Agreement) or may terminate this Agreement by delivering written notice thereof to Seller within ten (10) days after Purchaser's receipt of Seller's notice respecting the damage.  If, within ten (10) days of receipt of Seller's notice respecting such major damage, Purchaser delivers written notice of termination of this Agreement to Seller, this Agreement shall terminate, all Earnest Money shall be returned to Purchaser and, except for obligations of the parties which expressly survive termination of this Agreement, the parties shall have no further obligations hereunder. If Purchaser does not timely elect to terminate this Agreement, Purchaser shall have no further right to terminate this Agreement as a result of the damage and in such event, Seller shall assign to

Purchaser at Closing all insurance proceeds (including, without limitation, any business interruption insurance) or condemnation awards paid or payable as a result of such damage and pay any insurance deductible due under Seller's insurance policy(ies).  If the damage is not major, Seller shall assign to Purchaser at Closing all insurance proceeds (including, without limitation, any business interruption insurance) or condemnation awards paid or payable as a result of such damage and pay any insurance deductible due under Seller's insurance policy(ies).  In the event the damage is not major and prior to Closing sufficient insurance proceeds are not received or committed in writing by the insurance carrier sufficient to repair any damage, Seller shall repair such damage by Closing or give Purchaser a credit at Closing in an amount sufficient to pay for the cost unpaid as of Closing for repair of the applicable damage (i.e., to restore the Real Property to substantially the same condition as immediately before such casualty), such amount to be determined by an architect or other appropriate professional selected by Seller and approved by Purchaser, such approval not to be unreasonably withheld, conditioned or delayed.  Any assignment by Seller to Purchaser of insurance proceeds respecting loss of rental income shall be limited to that portion of such proceeds attributable to periods after Closing.

7.2     Definition of Major Damage.  For purposes of Section 7.1:

(a)   “damage” means (i) physical damage to or destruction of all or any part of the Real Property by reason of fire, earthquake, tornado, flood or other casualty occurring after the Effective Date or (ii) the physical taking of all or part of the Real Property by condemnation or by conveyance in lieu of condemnation occurring after the Effective Date; and

(b)   “major” damage refers to the following:  (i) damage such that the cost of repairing or restoring the premises in question to a condition substantially similar to that of the premises in question prior to the event of damage would in the opinion of an architect selected by Seller and reasonably approved by Purchaser, be equal to or greater than Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) and (ii) any damage due to a casualty or condemnation or conveyance in lieu of condemnation which materially impairs the current use or value of a Property or restricts access to the Real Property from public roads or reduces the number or diminishes the utility of parking spaces.  If Purchaser does not give notice to Seller of Purchaser's reasons for disapproving an architect within ten (10) business days after receipt of notice of the proposed architect (provided that Seller has provided a professional resume and/or such other information reasonably necessary for Purchaser to evaluate the reputation and work experience of such architect), then Purchaser shall be deemed to have approved the architect selected by Seller.

7.3   Seller's Insurance.  If necessary or appropriate for Purchaser to evaluate its options or enforce its rights under this Article 7 following any damage to the Property, Seller shall promptly provide to Purchaser on request a copy of Seller's property insurance policies (or other applicable insurance policies) with respect to the Property.

ARTICLE 8

COMMISSIONS

8.1   Broker's Commission.

(a)   The parties acknowledge that CBRE (“Broker”) has been retained by and represents Seller as broker in connection with the subject transaction, and is to be compensated for its services by Seller.  Seller agrees that Seller shall pay to Broker upon, but only upon, final consummation of the transaction contemplated herein, a brokerage commission pursuant to a separate written agreement between Seller and Broker.

(b)   Purchaser and Seller each hereby represents and warrants to the other that it has not disclosed this Agreement or the subject matter hereof to, and has not otherwise dealt with, any real estate broker, agent or salesman (other than Broker) so as to create any legal right or claim in any such broker, agent or salesman

(other than Broker) for a real estate commission or similar fee or compensation with respect to the negotiation and/or consummation of this Agreement or the conveyance of the Property by Seller to Purchaser. Except as provided in this Section 8.1 with respect to Broker, Purchaser and Seller shall indemnify, hold harmless and defend each other from and against any and all claims and demands for a real estate brokerage commission or similar fee or compensation arising out of any claimed dealings with the indemnifying party and relating to this Agreement or the purchase and sale of the Property (including reasonable attorneys' fees and expenses and court costs incurred in defending any such claim or in enforcing this indemnity).

8.2   Survival.  This Article 8 shall survive the rescission, cancellation, termination or consummation of this Agreement.

ARTICLE 9

DISCLAIMERS AND WAIVERS

9.1   No Reliance on Documents.  EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 5.1 HEREOF AND IN THE CLOSING DOCUMENTS, SELLER MAKES NO REPRESENTATION OR WARRANTY AS TO THE TRUTH, ACCURACY OR COMPLETENESS OF ANY MATERIALS, DATA OR INFORMATION DELIVERED BY SELLER TO PURCHASER IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY. PURCHASER ACKNOWLEDGES AND AGREES THAT ALL MATERIALS, DATA AND INFORMATION DELIVERED BY SELLER TO PURCHASER IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY ARE PROVIDED TO PURCHASER AS A CONVENIENCE ONLY AND THAT ANY RELIANCE ON OR USE OF SUCH MATERIALS, DATA OR INFORMATION BY PURCHASER SHALL BE AT THE SOLE RISK OF PURCHASER, EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, PURCHASER ACKNOWLEDGES AND AGREES THAT (A) ANY ENVIRONMENTAL OR OTHER REPORT WITH RESPECT TO THE PROPERTY WHICH IS DELIVERED BY SELLER TO PURCHASER SHALL BE FOR GENERAL INFORMATIONAL PURPOSES ONLY, (B) PURCHASER SHALL NOT HAVE ANY RIGHT TO RELY ON ANY SUCH REPORT DELIVERED BY SELLER TO PURCHASER, BUT RATHER WILL RELY ON ITS OWN INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY AND ANY REPORTS COMMISSIONED BY PURCHASER WITH RESPECT THERETO, AND (C) NEITHER SELLER, ANY AFFILIATE OF SELLER NOR THE PERSON OR ENTITY WHICH PREPARED ANY SUCH REPORT DELIVERED BY SELLER TO PURCHASER SHALL HAVE ANY LIABILITY TO PURCHASER FOR ANY INACCURACY IN OR OMISSION FROM ANY SUCH REPORT.

9.2 Disclaimers.  EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLER SET FORTH IN SECTION 5.1 HEREOF AND IN THE CLOSING DOCUMENTS, PURCHASER UNDERSTANDS AND AGREES THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESSED OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN SELLER'S LIMITED OR SPECIAL WARRANTY OF TITLE TO BE SET FORTH IN THE DEED), ZONING, TAX CONSEQUENCES, LATENT OR PATENT PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH APPLICABLE LAWS, THE ABSENCE OR PRESENCE OF HAZARDOUS MATERIALS OR OTHER TOXIC SUBSTANCES (INCLUDING WITHOUT LIMITATION MOLD OR ANY MOLD CONDITION), COMPLIANCE WITH ENVIRONMENTAL LAWS OR ACCESS LAWS, OR THE TRUTH,

ACCURACY OR COMPLETENESS OF THE DUE DILIGENCE INFORMATION PROVIDED TO PURCHASER.  PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS”, EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT OR THE CLOSING DOCUMENTS.  PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESSED OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO MADE OR FURNISHED BY SELLER, THE MANAGER OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT OR THE CLOSING DOCUMENTS.

PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS MATERIALS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY (INCLUDING WITHOUT LIMITATION ANY MOLD OR MOLD CONDITION), OR WITH RESPECT TO ACCESS LAWS, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, DESIGN, CONSTRUCTION DEFECTS, ADVERSE PHYSICAL OR ENVIRONMENTAL CONDITIONS, OR NONCOMPLIANCE WITH ACCESS LAWS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER'S AND ITS PARTNERS' RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT OR UNDER ANY ENVIRONMENTAL LAW), LOSSES, DAMAGES, LIABILITIES, FINES, PENALTIES (WHETHER BASED ON STRICT LIABILITY OR OTHERWISE), COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER'S AND ITS PARTNERS' RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL LAWS OR ACCESS LAWS) AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY, PROVIDED, HOWEVER, THAT THE FOREGOING RELEASE SHALL NOT BE INTERPRETED TO WAIVE ANY CLAIM OF PURCHASER WITH RESPECT TO ANY BREACH BY SELLER OF ANY EXPRESS REPRESENTATIONS AND WARRANTIES MADE BY SELLER IN SECTION 5.1 THAT EXPRESSLY SURVIVE CLOSING PURSUANT TO SECTION 5.3, THE RIGHTS OF PURCHASER UNDER SECTION 6.2, OR ANY RIGHTS AT LAW OR EQUITY THAT PURCHASER MAY HAVE PERTAINING TO ANY BREACH BY SELLER OF THE CLOSING DOCUMENTS.

PURCHASER AGREES THAT SHOULD ANY INVESTIGATION, CLEANUP, REMEDIATION OR REMOVAL OF HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL CONDITIONS (INCLUDING WITHOUT LIMITATION ANY MOLD OR MOLD CONDITION) ON OR RELATED TO THE PROPERTY BE REQUIRED AFTER THE DATE OF CLOSING, SELLER SHALL HAVE NO LIABILITY TO PURCHASER TO PERFORM OR PAY FOR SUCH INVESTIGATION, CLEAN-UP, REMOVAL OR REMEDIATION, AND PURCHASER EXPRESSLY WAIVES AND RELEASES ANY CLAIM TO THE CONTRARY.  PURCHASER FURTHER AGREES THAT SHOULD ANY INVESTIGATION OR CURATIVE ACTION ON OR RELATED TO THE PROPERTY BE REQUIRED AFTER THE DATE OF CLOSING UNDER ANY ACCESS LAWS, SELLER SHALL HAVE NO LIABILITY TO PURCHASER TO PERFORM OR PAY FOR SUCH INVESTIGATION OR CURATIVE ACTION AND PURCHASER EXPRESSLY WAIVES AND RELEASES ANY CLAIM TO THE CONTRARY. THE FOREGOING SHALL NOT BE INTERPRETED TO WAIVE ANY BREACH BY SELLER OF ANY EXPRESS REPRESENTATIONS AND WARRANTIES MADE BY SELLER IN SECTION 5.1 THAT EXPRESSLY SURVIVE CLOSING PURSUANT TO SECTION 5.3, RIGHTS OF PURCHASER UNDER SECTION 6.2, OR ANY RIGHTS AT LAW OR EQUITY THAT PURCHASER MAY HAVE PERTAINING TO ANY BREACH BY SELLER OF THE CLOSING DOCUMENTS.

PURCHASER REPRESENTS AND WARRANTS THAT THE TERMS OF THE RELEASE CONTAINED HEREIN AND ITS CONSEQUENCES HAVE BEEN COMPLETELY READ AND UNDERSTOOD BY PURCHASER, AND PURCHASER HAS HAD THE OPPORTUNITY TO CONSULT WITH, AND HAS CONSULTED WITH, LEGAL COUNSEL OF PURCHASER'S CHOICE WITH REGARD TO THE TERMS OF THIS RELEASE.  PURCHASER ACKNOWLEDGES AND WARRANTS THAT PURCHASER'S EXECUTION OF THIS RELEASE IS FREE AND VOLUNTARY.

9.3   Certain Definitions.  The term “Access Laws” means the Americans With Disabilities Act, the Fair Housing Act, the Rehabilitation Act and other federal laws and all applicable state, regional, county, municipal and other local laws, regulations and ordinances governing (i) access to handicapped or disabled persons, or (ii) the construction or design of residential dwelling units, places of public accommodation, or common areas which are at or on the Property, in any case, which relate to access to handicapped or disabled persons.

9.4   Effect and Survival of Disclaimers.  Seller and Purchaser acknowledge that the provisions of this ARTICLE 9 are an integral part of the transactions contemplated in this Agreement and a material inducement to Seller to enter into this Agreement and that Seller would not enter into this Agreement but for the provisions of this ARTICLE 9 Seller and Purchaser agree that the provisions of this ARTICLE 9 shall survive Closing or any termination of this Agreement.

ARTICLE 10

ESCROW AGENT

10.1   Investment of Earnest Money.  Escrow Agent shall invest the Earnest Money pursuant to Purchaser's directions, which may be in an interest bearing account at a commercial bank whose deposits are insured by the Federal Deposit Insurance Corporation. Escrow Agent shall notify Seller, no later than one (1) business day after Escrow Agent's receipt thereof, that Escrow Agent has received the Earnest Money in immediately available funds, and is holding the same in accordance with the terms of this Agreement.  However, Escrow Agent shall invest the Earnest Money only in such accounts as will allow Escrow Agent to disburse the Earnest Money upon no more than one (1) business days' notice.  Escrow Agent shall not commingle the Earnest Money with any funds of Escrow Agent or any other person or entity without the prior written consent of Purchaser.

10.2   Payment on Demand.  Upon receipt of any written certification from Seller or Purchaser claiming the Earnest Money pursuant to the provisions of this Agreement, Escrow Agent shall promptly forward a copy thereof to the other such party (i.e., Purchaser or Seller, whichever did not claim the Earnest Money pursuant to such notice) and, unless such other party within five (5) business days thereafter notifies Escrow Agent of any objection to such requested disbursement of the Earnest Money in which case Escrow Agent shall retain the Earnest Money subject to Section 10.4 below, Escrow Agent shall disburse the Earnest Money to the party demanding the same and shall thereupon be released and discharged from any further duty or obligation hereunder.

10.3   Exculpation of Escrow Agent.  It is agreed that the duties of Escrow Agent are herein specifically provided and are purely ministerial in nature, and that Escrow Agent shall incur no liability whatsoever except for its misconduct or negligence, so long as Escrow Agent is acting in good faith. Seller and Purchaser do each hereby release Escrow Agent from any liability for any error of judgment or for any act done or omitted to be done by Escrow Agent in the good faith performance of its duties hereunder and do each hereby indemnify Escrow Agent against, and agree to hold, save, and defend Escrow Agent harmless from, any costs, liabilities, and expenses incurred by Escrow Agent in serving as Escrow Agent hereunder and in faithfully discharging its duties and obligations hereunder.

10.4   Stakeholder.  Escrow Agent is acting as a stakeholder only with respect to the Earnest Money. If there is any dispute as to whether Escrow Agent is obligated to deliver the Earnest Money or as to whom the Earnest Money is to be delivered, Escrow Agent may refuse to make any delivery and may continue to hold the Earnest Money until receipt by Escrow Agent of an authorization in writing, signed by Seller and Purchaser, directing the disposition of the Earnest Money, or, in the absence of such written authorization, until final determination of the rights of the parties in an appropriate judicial proceeding. If such written authorization is not given, or a proceeding for such determination is not begun, within thirty (30) days of notice to Escrow Agent of such dispute, Escrow Agent may bring an appropriate action or proceeding for leave to deposit the Earnest Money in a court of competent jurisdiction located in the New York metropolitan area pending such determination. Escrow Agent shall be reimbursed for all costs and expenses of such action or proceeding, including, without limitation, reasonable attorneys' fees and disbursements, by the party determined not to be entitled to the Earnest Money. Upon making delivery of the Earnest Money in any of the manners herein provided, Escrow Agent shall have no further liability or obligation hereunder.

10.5   Interest.  All interest and other income earned on the Earnest Money deposited with Escrow Agent hereunder shall be reported for income tax purposes as earnings of the party to whom the Earnest Money was paid (i.e., applied to the Purchase Price paid by Purchaser at Closing, or otherwise paid to the party entitled to the Earnest Money in accordance with the terms of this Agreement). In connection therewith, Seller and Purchaser shall provide an executed W-9 to Escrow Agent.

10.6   Execution by Escrow Agent.  Escrow Agent has executed this Agreement solely for the purpose of acknowledging and agreeing to the provisions of this ARTICLE 10 Escrow Agent's consent to any modification or amendment of this Agreement other than this ARTICLE 10 shall not be required.

ARTICLE 10

MISCELLANEOUS

11.1   Assignment.  Purchaser may not assign its rights under this Agreement without first obtaining Seller's written approval, which approval shall not be unreasonably withheld, delayed or conditioned; provided, however, (i) Purchaser may assign this Agreement one time at or prior to Closing to a Permitted Affiliate without Seller's consent, and (ii) Seller or Purchaser may assign its rights under this Agreement to a reputable exchange accommodation to facilitate a tax deferred exchange pursuant to Sections 4.8 and 4.9 hereof.  For purposes hereof, the term “Permitted Affiliate” means an entity that (x) (i) controls, is controlled or managed by, or is under common control with Purchaser and/or those persons controlling and/or managing Purchaser, or (ii) Purchaser or its affiliate described in clause (i) owns an ownership interest, directly or indirectly, equal to at least 10%, and (y) is solvent at the time of assignment and at the time of Closing, is not rendered insolvent by such assignment, and has sufficient assets to consummate the transaction contemplated herein.  No transfer or assignment by Purchaser shall release or relieve Purchaser of its obligations hereunder.

11.2   Notices.  Any notice, request or other communication (a “notice”) required or permitted to be given hereunder shall be in writing and shall be delivered by hand or overnight courier (such as United Parcel Service or Federal Express), sent electronically by email (provided a copy of such notice is deposited with an overnight courier for next business day delivery), mailed by United States registered or certified mail, return receipt requested, postage prepaid and addressed to each party at its address as set forth below.  Any such notice shall be considered given on the date of such hand or courier delivery, confirmed email transmission if received on a business day (provided a copy of such notice is deposited with an overnight courier for next business day delivery), deposit with such overnight courier for next business day delivery, or deposit in the United States mail, but the time period (if any is provided herein) in which to respond to such notice shall commence on the date of hand or overnight courier delivery or on the date received following deposit in the United States mail as provided above. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice. By giving at least five (5) days' prior written notice thereof, any party may from time to time and at any time change its mailing address hereunder. Any notice of any party may be given by such party's counsel.

The parties' respective addresses for notice purposes are as follows.  Telephone numbers are given for convenience of reference only. Notice by telephone shall not be effective.

If to Seller:

Centennial Summerfield, LLC

3348 Peachtree Road, NE

Suite 1000

Atlanta, GA 30326

Attention: Bronson Smith

Telephone: 404/835-3158

Email : bsmith@chcllc.com

with a copy to:

Burr & Forman LLP

171 17th Street NW

Suite 1100

Atlanta, Georgia 30363

Attention: Erin Hewitt

Telephone: 404/685-4246

Email:  ehewitt@burr.com

If to Purchaser:

c/o AMAC Holdings LLC

375 Park Avenue, Suite 3401

New York, New York 10152

Attention: William Connolly

Email: wconnolly@arbor.com

with a copy to:

Greenberg Traurig, LLP

200 Park Avenue

New York, New York 10166

Attention:  Farah S. Ahmed, Esq.

Email: ahmedf@gtlaw.com

If to Escrow Agent:

Continental Abstract

1 Paragon Drive, Suite 150B

Montvale, New Jersey 07645

Attention: Aryeh Lazarus, Esq.

Telephone No. 718-215-5170

11.3 Modifications.  This Agreement cannot be changed orally, and no agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.  Signatures inscribed on the signature pages of this Agreement or any formal amendment which are transmitted by telecopy or email transmission (e.g., PDF files) shall be valid and effective to bind the party so signing.  Each party agrees to promptly deliver to the other party an executed original of this Agreement or any such formal amendment with its actual signature, but a failure to do so shall not affect the enforceability of this Agreement or any such formal amendment, it being expressly agreed that each party to this Agreement or any formal amendment shall be bound by its own telecopied or emailed signature and shall accept the telecopied or emailed signature of the other party to this Agreement or any formal amendment.

11.4   Calculation of Time Periods.  Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State in which the Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday. The final day of any such period shall be deemed to end at 5:30 p.m., Eastern time.

11.5   Successors and Assigns.  Subject to Section 11.1 hereof, the terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto.

11.6   Entire Agreement.  This Agreement, including the Schedules, contain the entire agreement between the parties pertaining to the subject matter hereof and fully supersede all prior written or oral agreements and understandings between the parties pertaining to such subject matter.

11.7   Further Assurances.  Each party agrees that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement. The provisions of this Section 11.7 shall survive Closing.

11.8   Counterparts.  This Agreement may be executed in identical counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Agreement.

11.9   Severability.  If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

11.10   Applicable Law.  This Agreement is performable in the state in which the Property is located and shall in all respects be governed by, and construed in accordance with, the substantive federal laws of the United States and the laws of such state. Seller and Purchaser hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the state and judicial district in which the Property is located in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the state and judicial district in which the Property is located. Purchaser and Seller agree that the provisions of this Section 11.10 shall survive the Closing of the transaction contemplated by this Agreement.

11.11   No Third Party Beneficiary.  The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

11.12   Seller's Access to Records after Closing.  Purchaser shall reasonably cooperate with Seller, at Seller’s sole cost, for a period of one (1) year after Closing to make available Purchaser's employees and Property records, as Seller may reasonably request, in case of Seller's need in response to any legal requirement, tax audit, tax return preparation, securities law filing, or litigation threatened or brought against Seller, by allowing Seller and its agents or representatives access, upon reasonable advance notice (which notice shall identify the nature of the information sought by Seller), at all reasonable times to examine and make copies of any and all instruments, files and records which predate the Closing. This Section 11.12 shall survive Closing.

11.13   Schedules.  The following schedules attached hereto shall be deemed to be an integral part of this Agreement:

Schedule 1.1 (a)	-	Legal Description of the Land
Schedule 1.1(d)	-	Inventory of Tangible Personal Property
Schedule 1.1(e)	-	Rent Roll
Schedule 1.6(a)	-	Earnest Money Wiring Instructions
Schedule 2.7	-	Certificate of Compliance
Schedule 4.2(a)	-	Special Warranty Deed
Schedule 4.2(b)	-	Bill of Sale and Assignment
Schedule 4.2(c)	-	Tenant Notice
Schedule 4.2(d)	-	Seller's Closing Certificate
Schedule 5.1	-	Seller's Disclosure Statement
Schedule 5.1(h)	-	List of Service Contracts
Schedule 5.1(p)	-	Recorded Agreements
Schedule 5.7(b)	-	Schedule of Must Take Service Contracts
Schedule 5.7(c)	-	Schedule of National Account Contracts

11.14 Captions.  The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

11.15 Construction.  The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any schedules or amendments hereto.  PDF or facsimile signatures shall be sufficient to bind the parties hereto.

11.16 Termination of Agreement.  It is understood and agreed that if either Purchaser or Seller terminates this Agreement pursuant to a right of termination granted hereunder, such termination shall operate to relieve Seller and Purchaser from all obligations under this Agreement, except for such obligations as are specifically stated herein to survive the termination of this Agreement.

11.17 Survival.  The provisions of the following Sections of this Agreement shall survive Closing and shall not be merged into the execution and delivery of the Deed:  1.7; 3.1(c); 4.3(b); 4.4; 4.5; 4.8; 4.9; 5.1; 5.2; 5.3; 5.5; 5.6; 5.7(b); 5.7(c); Article 8; Article 9; 11.7; 11.10; 11.12; 11.17; 11.20; 11.22; those additional provisions of Article 11 which govern the administration, interpretation or enforcement of this Agreement; and any other provisions contained herein that by their terms survive the Closing (the “Obligations Surviving Closing”).  Except for the Obligations Surviving Closing, all representations, warranties, covenants and agreements contained in this Agreement shall be merged into the instruments and documents executed and delivered at Closing.  The Obligations Surviving Closing shall survive the Closing for the Survival Period; provided, however, that Section 5.3 shall survive for a period of thirty (30) days beyond the Survival Period.

11.18   Time of Essence.  Time is of the essence with respect to this Agreement.

11.19   Covenant Not to Record.  Purchaser shall not record this Agreement or any memorandum or other evidence thereof, except in connection with Purchaser’s pursuit of an action for specific performance in accordance with Section 6.2. Any such recording shall constitute a material default hereunder on the part of Purchaser.

11.20   Limitation of Seller's Liability.  Purchaser shall have no recourse against any of the past, present or future, direct or indirect, shareholders, partners, members, managers, principals, directors, officers, agents, incorporators, affiliates or representatives of Seller or its general partner or of any of the assets or property of any of the foregoing for the payment or collection of any amount, judgment, judicial process, arbitral award, fee or cost or for any other obligation or claim arising out of or based upon this Agreement and requiring the payment of money by Seller. This Section 11.20 shall survive the Closing.

11.21   JURY WAIVER.  IN ANY LAWSUIT OR OTHER PROCEEDING INITIATED BY SELLER OR PURCHASER UNDER OR WITH RESPECT TO THIS AGREEMENT, SELLER AND PURCHASER EACH WAIVE ANY RIGHT IT MAY HAVE TO TRIAL BY JURY.

11.22 Attorneys' Fees.  In any action to enforce or interpret the provisions of this Agreement, the party against whom any final judgment is entered agrees to pay the prevailing party all reasonable costs, charges, and expenses, including reasonable attorneys’ fees actually incurred in connection therewith.

11.23 Land Use Plan Disclosure.  Pursuant to Section 2-162.01(a) of the Prince George's County Code, Seller certifies that Seller has no knowledge of any published preliminary or adopted land use plan (or adopted Zoning Map Amendment) which may result in condemnation or taking of any part of Seller's property.  Purchaser acknowledges that Purchaser is aware that information relative to (1) government plans for land use, roads, highways, parks, transportation, etc., and (2) rezoning is available for inspection at the County Administration Building, Upper Marlboro, Maryland, at www.PGAtlas.com, and http://www.pgplanning.org/Planning_Home. Purchaser further acknowledges, and is strongly encouraged to take advantage of his/her opportunity to examine the above referenced information and any other information pertaining to the property that is relevant to Purchaser prior to signing or entering into the contract of sale.

11.24   Critical Area Notice.  Pursuant to §14-117(e) of the Real Property Article of the Annotated Code of Maryland, Seller makes the following disclosure to Purchaser:

Notice to Purchaser Concerning the Chesapeake and Atlantic Coastal Bays Critical Area

Purchaser is advised that all or a portion of the property may be located in the "critical area" of the Chesapeake and Atlantic Coastal Bays, and that additional zoning, land use, and resource protection regulations apply in this area.  The "critical area" generally consists of all land and water areas within 1,000 feet beyond the landward boundaries of State or private wetlands, the Chesapeake Bay, the Atlantic Coastal Bays, and all of their tidal tributaries.  The "critical area" also includes the waters of and lands under the Chesapeake Bay, the Atlantic Coastal Bays, and all of their tidal tributaries to the head of tide.  For information as to whether the property is located within the critical area, Purchaser may contact the local department of planning and zoning, which maintains maps showing the extent of the critical area in the jurisdiction.  Allegany, Carroll, Frederick, Garrett, Howard, Montgomery and Washington counties do not include land located in the critical area.

11.25   Noise Disclosure.  Pursuant to Section 14-117(k) of the Real Property Article of the Annotated Code of Maryland, Seller makes the following disclosure to Purchaser:  Purchaser is advised that the Property may be located near a military installation that conducts flight operations, munitions testing, or military operation that may result in high noise levels.

[Signatures on following pages.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

SELLER:

CENTENNIAL SUMMERFIELD, LLC,
a Delaware limited liability company
By: Centennial Real Estate Fund IV, LP,
a Delaware limited partnership,
its sole Member
By: Centennial Real Estate Fund IV GP, LLC,
a Delaware limited liability company,
its General Partner
By: Centennial Holding Company, LLC,
a Georgia limited liability company,
its Manager/Member
By: ________________________________
Name: Andrew Trotter

Title: President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGES]

[Signature Page to Purchase and Sale Agreement – Century Summerfield]

PURCHASER:

AH PROPERTY INVESTMENT COMPANY LLC,
a Delaware limited liability company
By:
Name:	Maurice Kaufman
Title:	Authorized Signatory

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

[Signature Page to Purchase and Sale Agreement – Century Summerfield]

Escrow Agent has executed this Agreement for the limited purposes set forth herein.

  ESCROW AGENT:

  CONTINENTAL ABSTRACT LLC

By: Name:

Title:	Counsel

[END OF SIGNATURES]

[Signature Page to Purchase and Sale Agreement – Century Summerfield]

Schedule 1.1(a)

LEGAL DESCRIPTION OF THE LAND

Real property in the City of Landover, County of Prince George's, State of Maryland, described as follows:

Parcel One:

Being known and designated as Lot 1, 12.6057 acres, as set forth and shown on the plat entitled "Lot 1 Summerfield at Morgan Station", which plat is recorded among the Land Records of Prince George's County, Maryland in Plat Book 209, page 12.

Tax ID No. 18-3713401

Parcel Two:

Being a strip or parcel of land running in, over, across and through Parcel MG161 described in a Fee Simple Declaration of Taking by Washington Metropolitan Area Transit Authority (WMATA) per United States Court Case No. AW02CV3160, recorded among the Land Records of Pr.ince George's County, Maryland in Liber 16949 at folio 72, more particularly described by bearings and distances in the meridian of said declaration, as folllows:

Beginning at a point on the westerly right-of-way line of Garrett A. Morgan Boulevard (120 feet wide, formerly named Summerfield Boulevard) as dedicated on a Plat of Street Dedication entitled "Summerfield Boulevard and Outlot 1, Summerfield" recorded among said Land Records in Plat Book VJ161 at Plat 77, said point also lying at the end of the 9th or South 79° 44' 20" East, 98.40 feet line of Part One (Fee Simple) of WMATA Parcel MG161 of said declaration; thence running with said right-of-way line of Garrett A. Morgan Boulevard:

a. 12.67 feet along the arc of a curve deflecting to the left having a radius of 1,060.00 feet and a chord bearing and distance of South 02° 52' 01" West, 12.67 feet to a pdnt; thence

b. 44.48 feet along the arc of a curve deflecting to the left having a radius of 35.34 feet and a chord bearing and distance of North 72° 04' 12" West, 41.60 feet to a point; thence

c. South 71 o 52' 16" West, 40.03 feet to a point; thence

d. South 65° 14' 37" West, 603.09 feet to a point on the 6th or North 63° 22' 32" East, 643.53 feet deed line of said Part One (Fee Simple) of said WMATA Parcel MG161; thence running with part of said line

e. North 63° 22' 32" East, 518.67 feet to a point; thence continuing with the lines of said declaration

f. North 69° 58' 45" East, 78.33 feet to a point; thence

g. North 00° 50' 06" East, 25.93 feet to a point; thence

h. South 79° 44' 20" East, 98.40 feet to the point of beginning, containing 6,864 square feet or

0.1576 acres of land.

Tax ID No. 18-3970787

Schedule 1.1(d)

INVENTORY OF TANGIBLE PERSONAL PROPERTY

[SEE ATTACHED PAGES]

Century Summerfield
Personal Property Inventory

Qty.	Description

Leasing Center	5	Desks
	2	File Cabinets
	5	Office desk chairs
	10	Guest Chairs
	6	Credenzas
	5	Telephones
	1	KeyTrack
	1	Refrigerator
	1	Microwave
	1	Dishwasher
	1	Water Dispenser
	1	Handytrack
	8	Handheld radios
	1	Paper Shredder
	1	Key box (storage)
	3	Planters
	1	Sanitizing Station
	3	Wall paintings
	1	Coffee table in middle of entracnce
	1	Standing mirror
	3	Ipads
	1	Laptop

Business Center	3	Desk chairs
	1	2-piece bistro set
	1	couch
	4	chairs
	1	Lavaza coffee machine
	3	Wall décor
	4	Misc décor items
	2	Floor lamps
	3	computers
	4	side tables

Resident Lounge	1	Refrigerator
	1	Ice Maker
	1	Dishwasher
	1	Oven
	3	Vases
	1	1 Plant
	3	Decorative wall items
	1	Trash can
	2	Large fake potter plants
	1	Couch
	1	Ottoman
	5	Bar Stools
	1	Bar table
	9	Chairs
	2	Small tables on Balcony
	1	TV
111

Fitness Center	4	Elliptical Machines
	2	Stationary Bicycles
	4	Treadmills
	1	Scale
	1	Modular Gym System
	1	Chest Press Machine
	1	Arm Curl Machine
	1	Leg Press Machine
	1	Leg Curl Machine
	1	Leg Extension Machine
	1	Row Machine
	1	Lat Pull Machine
	1	Dumbbell rack and Misc. Dumbbells
	3	Televisions

HUB Lockers	2	HUB Lockers

Pool	18	Chairs
	23	Lounge Chairs
	1	Square tables
	3	Trash cans
	4	Potters
	3	Round tables
	11	End tables
Maintenance Shop - Office	1	Office desk
	2	Filing cabinets
	1	Printer
	1	Refrigerant scale
	1	Vacuum pump
	1	Salt Spreader
	1	Hand Dolly
	1	Appliance dolly
	1	DVR and Camera connections
	2	Recovery Machines
	2	Carpet Blowers
	1	Power washer
	1	Backpack blower
	1	Handheld blower
	1	Air compressor
	1	Key machine
	1	Bench grinder
	2	Finish nailers
	1	Bench vise
	1	Oxygen and acetenyl set up
	2	B tanks torch set up
	1	HVAC gauge
	1	Table saw
	4	New refrigerators
	1	New dishwasher
	1	New range
	1	Miter saw
	2	Lockout/tagout kits
Maintenance Shop - Phase 1	7	Portable AC Unit
	1	Tool Cart
	1	4' Fiberglass ladder

	1	16 gal shop vac
	1	Upright vacuum
	1	5 shelf unit in box

Maintenance Shop - Phase 2	1	k-50 Drain snake/with cable
	1	Carpet blower
	2	Golf cart chargers
	1	Submersible pump
	1	6' Fiberglass ladder

Maintenance Garage	1	Golf cart
	1	Golf cart charger
	3	Salt spreader
	1	Flat cart

Caged Area in Phase I	1	Golf Cart
	1	Snow Blower
	2	Fire Cabinets
	1	Carpet Cleaner
	3	Nitrogen tank

Schedule 1.1(e)

RENT ROLL

[SEE ATTACHED PAGES]

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
Current/Notice/Vacant Residents
400-1060	296412	1,071.00 t0507747	Joel Goodwyn	2,107.00 trash	30.00	200.00	0.00 10/31/2019	10/30/2020		8,957.35
				tech	95.00
				insrent	11.00
				rent	1,596.00
				Total	1,732.00
400-1061	296403	723.00 t0546073	Jason Faulk	1,754.00 rent	1,583.00	791.50	0.00 06/18/2020	06/17/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,708.00
400-1062	296403	723.00 t0544898	Loren Robinson	1,679.00 tech	95.00	500.00	0.00 06/06/2020	06/05/2021		0.00
				valet	30.00
				rent	1,508.00
				Total	1,633.00
400-1063	296403	723.00 t0513389	Dean Chew	1,699.00 tech	95.00	0.00	0.00 11/22/2019	11/21/2021		2,835.07
				insrent	11.00
				valet	30.00
				rent	1,410.00
				concothr	-54.00
				Total	1,492.00
400-1064	296403	723.00 t0497407	Ebonie Proctor	1,699.00 trash	30.00	0.00	0.00 08/02/2019	09/01/2021		3,066.04
				cable	95.00
				llock	29.00
				rent	1,526.00
				Total	1,680.00
400-1065	296403	723.00 t0338050	Samuel Nix	1,649.00 trash	30.00	0.00	0.00 07/01/2013	03/31/2021		0.00
				tech	95.00
				insrent	11.00
				rent	1,714.00
				Total	1,850.00
400-1066	296403	723.00 t0560878	Jameka Queen	1,699.00 rent	1,502.00	2,504.00	0.00 09/22/2020	09/21/2021		0.00
				tech	95.00
				valet	30.00
				parking	50.00
				Total	1,677.00
400-1067	296403	723.00 t0544987	Erick Morales Vasquez	1,774.00 rent	1,603.00	801.50	0.00 06/12/2020	06/11/2021		-945.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				tech	95.00
				valet	30.00
				pet	40.00
				Total	1,768.00
400-1068	296414	1,083.00 t0521160	Oluwafolajimi Akinribade	2,125.00 tech	95.00	0.00	0.00 01/07/2020	01/06/2021	02/17/2021	0.00
				valet	30.00
				rent	1,569.00
				Total	1,694.00
400-1069	296412	1,071.00 t0338054	Erika Dixon	2,092.00 trash	30.00	0.00	0.00 10/01/2013	06/25/2021		0.00
				parking	50.00
				cable	95.00
				rent	1,849.00
				Total	2,024.00
400-1070	296403	723.00 t0450230	Randy Franklin	1,654.00 trash	30.00	500.00	0.00 08/18/2018	09/17/2021		3,315.54
				tech	95.00
				rent	1,441.00
				Total	1,566.00
400-1071	296424	1,505.00 t0473124	Tylise Conrad	2,813.00 trash	30.00	500.00	0.00 04/01/2019	05/31/2021		-860.00
				cable	95.00
				rent	2,198.00
				parking	50.00
				Total	2,373.00
400-1072	296424	1,505.00 t0531862	Tiera Williams	2,803.00 rent	2,205.00	3,307.50	0.00 03/18/2020	03/17/2021		0.00
				tech	95.00
				valet	30.00
				parking	50.00
				Total	2,380.00
400-2060	296412	1,071.00 t0510773	Latanya Chapman	2,112.00 rent	1,720.00	200.00	0.00 11/07/2019	11/06/2020		3,500.08
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	1,856.00
400-2061	296403	723.00 t0338058	J'Nay Penn	1,649.00 trash	30.00	0.00	0.00 12/15/2013	09/06/2021		0.00
				cable	95.00
				rent	1,587.00
				Total	1,712.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
400-2062	296408	833.00 t0518526	Cheryl Savage	1,993.00 rent	1,480.00	500.00	0.00 12/13/2019	01/12/2021		0.00
				tech	95.00
				valet	30.00
				parking	40.00
				storage	35.00
				Total	1,680.00
400-2063	296403	723.00 t0554601	Malori Rhones	1,669.00 rent	1,453.00	500.00	0.00 08/10/2020	08/09/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,578.00
400-2064	296403	723.00 t0546389	Dayasia Bandy	1,669.00 rent	1,498.00	749.00	0.00 06/24/2020	06/23/2021		-4,193.36
				tech	95.00
				valet	30.00
				Total	1,623.00
400-2065	296403	723.00 t0550802	Tiana Holmes	1,809.00 rent	1,431.00	0.00	0.00 07/17/2020	07/16/2021		1,732.48
				tech	95.00
				valet	30.00
				Total	1,556.00
400-2066	296405	737.00 t0480502	Warren Fort	1,735.00 trash	30.00	0.00	0.00 04/11/2019	04/10/2021		0.00
				cable	95.00
				rent	1,496.00
				Total	1,621.00
400-2067	296405	737.00 t0381971	Davlyn Hollie	1,735.00 trash	30.00	0.00	0.00 07/17/2017	07/31/2021		0.00
				cable	95.00
				rent	1,472.00
				Total	1,597.00
400-2068	296414	1,083.00 t0338065	William Pinkney	2,085.00 trash	30.00	0.00	0.00 06/11/2016	09/10/2021		-83.00
				cable	95.00
				rent	1,765.00
				Total	1,890.00
400-2069	296412	1,071.00 t0504378	Mickie Ward	2,112.00 tech	95.00	0.00	0.00 09/20/2019	10/19/2021		1,915.65
				valet	30.00
				llock	29.00
				rent	1,574.00
				parking	50.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Total	1,778.00
400-2070	296408	833.00 t0556079	Trenton Taylor	1,993.00 rent	1,576.00	0.00	0.00 08/20/2020	08/19/2021		966.64
				tech	95.00
				valet	30.00
				Total	1,701.00
400-2071	296424	1,505.00 t0385289	Erica Reliford	2,758.00 trash	30.00	0.00	0.00 07/24/2017	07/23/2021		0.00
				cable	95.00
				parking	50.00
				rent	2,296.00
				Total	2,471.00
400-2072	296425	1,516.00 t0570531	Kyra Foy	2,778.00 rent	2,296.00	500.00	0.00 11/23/2020	11/22/2021		0.00
				tech	95.00
				valet	30.00
				Total	2,421.00
400-3060	296412	1,071.00 t0545832	Robin Williamson	2,092.00 tech	95.00	0.00	0.00 07/01/2020	06/30/2021		-706.51
				valet	30.00
				storage	135.00
				rent	1,779.00
				Total	2,039.00
400-3061	296403	723.00 t0438454	Christopher Lewis	1,629.00 trash	30.00	0.00	0.00 05/31/2018	06/30/2021		0.00
				cable	95.00
				rent	1,458.00
				Total	1,583.00
400-3062	296408	833.00 t0416857	Brittney Thomas	1,973.00 trash	30.00	0.00	0.00 12/26/2017	01/25/2021	01/25/2021	0.00
				cable	95.00
				rent	1,707.00
				Total	1,832.00
400-3063	296403	723.00 t0450224	Candice Smith	1,649.00 trash	30.00	500.00	0.00 08/11/2018	08/10/2021		0.00
				cable	95.00
				rent	1,387.00
				insrent	11.00
				Total	1,523.00
400-3064	296403	723.00 t0425116	Travis Blair	1,679.00 trash	30.00	500.00	0.00 03/01/2018	03/31/2021		-0.82
				rent	1,491.00
				tech	95.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Total	1,616.00
400-3065	296403	723.00 VACANT	VACANT	1,679.00	0.00	0.00	0.00			0.00
				Total	0.00
400-3066	296405	737.00 t0518338	Jamie Dolby	1,710.00 tech	95.00	0.00	0.00 12/06/2019	12/05/2021		0.00
				valet	30.00
				rent	1,370.00
				Total	1,495.00
400-3067	296405	737.00 t0377197	Carlton Briscoe	1,745.00 trash	30.00	0.00	0.00 06/23/2017	06/22/2021		0.00
				cable	95.00
				rent	1,610.00
				Total	1,735.00
400-3068	296414	1,083.00 t0500014	Eva Dodson	2,170.00 tech	95.00	0.00	0.00 09/19/2019	10/18/2021		0.00
				trash	30.00
				rent	1,579.00
				insrent	11.00
				Total	1,715.00
400-3069	296412	1,071.00 t0578784	Amber Means	2,147.00 rent	1,728.00	3,456.00	0.00 01/08/2021	01/07/2022		550.00
				tech	95.00
				valet	30.00
				Total	1,853.00
400-3070	296408	833.00 t0526024	Rennea Graham	2,003.00 tech	95.00	807.50	0.00 02/10/2020	02/09/2022		0.00
				valet	30.00
				rent	1,615.00
				Total	1,740.00
400-3071	296424	1,505.00 t0541187	Marquetta Stevenson	2,768.00 rent	2,308.00	1,148.58	0.00 05/16/2020	05/15/2021		17,755.85
				tech	95.00
				valet	30.00
				Total	2,433.00
400-3072	296425	1,516.00 t0425462	Kendra Mcdonald	2,788.00 trash	30.00	0.00	0.00 06/01/2018	07/31/2021		0.00
				cable	95.00
				rent	1,883.00
				Total	2,008.00
400-4060	296412	1,071.00 t0566650	Xavier Jones	2,132.00 rent	1,704.00	852.00	0.00 11/06/2020	11/05/2021		0.00
				tech	95.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				valet	30.00
				Total	1,829.00
400-4061	296403	723.00 t0532189	Ahmad Aldick	1,694.00 rent	1,525.00	262.50	0.00 03/20/2020	03/19/2021		15,171.21
				tech	95.00
				valet	30.00
				Total	1,650.00
400-4062	296408	833.00 t0433638	Robyn Cooper	2,013.00 trash	30.00	500.00	0.00 04/15/2018	06/14/2021		0.00
				cable	95.00
				rent	1,686.00
				Total	1,811.00
400-4063	296403	723.00 t0443847	Chardae Barron	1,689.00 trash	30.00	500.00	0.00 08/21/2018	08/20/2021		0.00
				cable	95.00
				rent	1,432.00
				Total	1,557.00
400-4064	296403	723.00 t0498384	Heather Mackall	1,689.00 cable	95.00	500.00	0.00 09/07/2019	10/06/2020		0.00
				trash	30.00
				rent	1,518.00
				Total	1,643.00
400-4065	296403	723.00 t0481692	Bria Hilton	1,689.00 trash	30.00	0.00	0.00 04/22/2019	06/21/2021		0.00
				tech	95.00
				insrent	11.00
				rent	1,434.00
				Total	1,570.00
400-4066	296403	723.00 t0338203	Debra Woodfork	1,689.00 trash	30.00	0.00	0.00 03/28/2008	08/10/2021		0.00
				llock	29.00
				cable	95.00
				rent	1,731.00
				Total	1,885.00
400-4067	296403	723.00 t0552043	Donald Logan	1,689.00 rent	1,448.00	2,172.00	0.00 08/06/2020	08/05/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,573.00
400-4068	296414	1,083.00 t0556431	Steffi Connor	2,105.00 rent	1,798.00	2,697.00	0.00 08/25/2020	08/24/2021		0.00
				tech	95.00
				valet	30.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Total	1,923.00
400-4069	296412	1,071.00 t0435651	Charles Davis	2,122.00 trash	30.00	500.00	0.00 05/11/2018	07/10/2020		16,547.52
				rent	1,681.00
				cable	95.00
				insrent	11.00
				Total	1,817.00
400-4070	296408	833.00 t0536546	Latoya Buckmon	2,078.00 rent	1,751.00	0.00	0.00 05/13/2020	05/12/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,876.00
400-4071	296424	1,505.00 t0476696	Jesse Edwards	2,778.00 trash	30.00	0.00	0.00 04/05/2019	04/04/2021		9,433.68
				cable	95.00
				rent	2,046.00
				insrent	11.00
				parking	100.00
				Total	2,282.00
400-4072	296424	1,505.00 t0562701	Gregory Dulac	2,778.00 rent	1,933.00	500.00	0.00 10/01/2020	09/30/2021		0.00
				tech	95.00
				valet	30.00
				Total	2,058.00
401-1023	296424	1,505.00 t0464092	Deborah Torney	2,828.00 trash	30.00	500.00	0.00 12/08/2018	02/07/2021		7,790.37
				cable	95.00
				insrent	11.00
				rent	2,278.00
				Total	2,414.00
401-1024	296424	1,505.00 t0463438	Darian Whitfield	2,828.00 trash	30.00	500.00	0.00 02/03/2019	04/01/2021	04/01/2021	0.00
				cable	95.00
				rent	2,144.00
				Total	2,269.00
401-1025	296403	723.00 t0487368	Gregory Ellsbury	1,709.00 trash	30.00	500.00	0.00 05/25/2019	05/24/2021		0.00
				tech	95.00
				rent	1,586.00
				Total	1,711.00
401-1026	296404	724.00 t0382754	Erica Featherson	1,756.00 trash	30.00	0.00	0.00 08/12/2017	08/11/2020		0.00
				rent	1,523.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				tech	95.00
				Total	1,648.00
401-1027	296407	833.00 t0425626	Viona Miller	2,053.00 trash	30.00	500.00	0.00 05/05/2018	06/04/2021		0.00
				cable	95.00
				rent	1,614.00
				Total	1,739.00
401-1028	296411	1,064.00 t0402020	Andre Perry	2,154.00 trash	30.00	0.00	0.00 09/23/2017	09/22/2021		45.15
				cable	95.00
				parking	50.00
				rent	1,902.00
				Total	2,077.00
401-1029	296404	724.00 t0550043	Oluwaseyi Akintola	1,721.00 rent	1,482.00	500.00	0.00 08/01/2020	07/31/2021		16.13
				tech	95.00
				valet	30.00
				Total	1,607.00
401-1030	296404	724.00 t0516722	Paris Gordon	1,746.00 tech	95.00	0.00	0.00 12/06/2019	12/05/2021		0.00
				valet	30.00
				llock	29.00
				insrent	11.00
				rent	1,496.00
				concothr	-51.00
				Total	1,610.00
401-1031	296404	724.00 t0502819	James Wright	1,721.00 rent	1,418.00	303.23	0.00 09/16/2019	10/15/2020		566.95
				tech	95.00
				valet	30.00
				llock	29.00
				petrent	40.00
				insrent	11.00
				Total	1,623.00
401-1032	296412	1,071.00 t0520861	Olaitan Daramola	2,187.00 rent	1,696.00	0.00	0.00 01/17/2020	01/16/2021		4,226.57
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	1,832.00
401-1033	296404	724.00 t0498373	Sherita Henderson	1,721.00 tech	95.00	0.00	0.00 09/21/2019	10/20/2021		0.00
				valet	30.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				rent	1,421.00
				Total	1,546.00
401-1034	296404	724.00 t0563521	Theresa King	1,721.00 rent	1,542.00	2,313.00	0.00 10/30/2020	10/29/2021		0.00
				valet	30.00
				tech	95.00
				Total	1,667.00
401-1035	296404	724.00 VACANT	VACANT	1,721.00	0.00	0.00	0.00			0.00
				Total	0.00
401-1036	296404	724.00 t0509245	Christain Raynor	1,721.00 tech	95.00	0.00	0.00 12/03/2019	01/02/2022		2,949.44
				valet	30.00
				llock	29.00
				rent	1,421.00
				concothr	-48.00
				insrent	11.00
				Total	1,538.00
401-2023	296424	1,505.00 t0527407	Ricky Johnson Jr	2,798.00 rent	2,118.00	500.00	0.00 02/19/2020	03/18/2021		0.00
				tech	95.00
				valet	30.00
				storage	85.00
				pet	40.00
				insrent	11.00
				Total	2,379.00
401-2024	296424	1,505.00 t0406022	Markisha Bennett	2,803.00 trash	30.00	0.00	0.00 10/04/2017	10/03/2021		-16.36
				cable	95.00
				rent	2,311.00
				Total	2,436.00
401-2025	296408	833.00 t0424311	Shanise Butler	1,903.00 trash	30.00	500.00	0.00 05/05/2018	06/04/2021		-147.95
				tech	95.00
				rent	1,554.00
				Total	1,679.00
401-2026	296404	724.00 t0473860	John Smith	1,706.00 trash	30.00	500.00	0.00 02/22/2019	04/21/2021		0.00
				cable	95.00
				rent	1,541.00
				Total	1,666.00
401-2027	296407	833.00 t0564114	Jaleah English	2,023.00 rent	1,690.00	500.00	0.00 11/06/2020	11/05/2021		0.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				tech	95.00
				valet	30.00
				Total	1,815.00
401-2028	296411	1,064.00 t0512481	Alicia Persaud	2,104.00 tech	95.00	0.00	0.00 11/20/2019	12/19/2020	01/19/2021	0.00
				valet	30.00
				llock	29.00
				rent	1,625.00
				Total	1,779.00
401-2029	296404	724.00 t0476677	Terrenia Fitts	1,671.00 trash	30.00	0.00	0.00 03/15/2019	03/14/2021		0.00
				tech	95.00
				rent	1,386.00
				Total	1,511.00
401-2030	296404	724.00 t0448081	Carissa Bernard	1,696.00 trash	30.00	500.00	0.00 09/01/2018	10/30/2020		1.94
				storage	50.00
				cable	95.00
				rent	1,431.00
				Total	1,606.00
401-2031	296404	724.00 t0577862	Habtamu Eshete	1,671.00 rent	1,445.00	1,445.00	0.00 12/23/2020	12/22/2021		0.01
				tech	95.00
				valet	30.00
				Total	1,570.00
401-2032	296412	1,071.00 t0466535	Whitney Proctor	2,157.00 trash	30.00	0.00	0.00 12/28/2018	04/27/2021		0.00
				cable	95.00
				insrent	11.00
				rent	1,732.00
				Total	1,868.00
401-2033	296404	724.00 t0469310	Jerald Rosemond	1,691.00 trash	30.00	664.00	0.00 01/31/2019	02/28/2021		-7.86
				cable	95.00
				pet	40.00
				rent	1,382.00
				storage	35.00
				Total	1,582.00
401-2034	296405	737.00 t0482052	Keona Brooks	1,745.00 trash	30.00	0.00	0.00 04/24/2019	05/23/2021		-1,550.00
				rent	1,361.00
				tech	95.00
				Total	1,486.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
401-2035	296405	737.00 t0507358	Sima Kalokoh	1,745.00 rent	1,409.00	0.00	0.00 10/12/2019	11/11/2020		1,633.20
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	1,545.00
401-2036	296405	737.00 t0557122	Channell Henson	1,745.00 rent	1,572.00	500.00	0.00 08/26/2020	08/25/2021		0.00
				valet	30.00
				tech	95.00
				Total	1,697.00
401-3023	296424	1,505.00 t0506744	Davis Ijadare	2,823.00 tech	95.00	0.00	0.00 10/04/2019	11/03/2020		8,612.27
				valet	30.00
				llock	29.00
				insrent	11.00
				rent	2,085.00
				Total	2,250.00
401-3024	296424	1,505.00 t0527541	Shanell Clayburn	2,833.00 rent	2,205.00	0.00	0.00 03/13/2020	03/12/2021		13,455.10
				tech	95.00
				valet	30.00
				Total	2,330.00
401-3025	296408	833.00 t0476695	Gracie Smith	2,033.00 trash	30.00	0.00	0.00 04/26/2019	04/25/2021	04/24/2021	0.00
				tech	95.00
				rent	1,623.00
				Total	1,748.00
401-3026	296404	724.00 t0424276	Travis Jones	1,736.00 trash	30.00	500.00	0.00 05/05/2018	07/04/2021		0.00
				insrent	11.00
				tech	95.00
				rent	1,403.00
				concothr	-28.00
				Total	1,511.00
401-3027	296407	833.00 t0532205	Randy Moran	2,053.00 rent	1,710.00	2,565.00	0.00 03/25/2020	03/24/2021		85.01
				tech	95.00
				valet	30.00
				Total	1,835.00
401-3028	296411	1,064.00 t0506659	Kiswendsida Damiba	2,134.00 tech	95.00	0.00	0.00 10/11/2019	11/10/2021		0.00
				valet	30.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				llock	29.00
				rent	1,899.00
				concothr	-73.00
				Total	1,980.00
401-3029	296404	724.00 t0551162	Tysheen Twitty	1,701.00 rent	1,482.00	741.00	0.00 07/22/2020	07/21/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,607.00
401-3030	296404	724.00 t0338508	Jeanean Parker	1,726.00 trash	30.00	0.00	0.00 06/23/2012	04/23/2021		3,597.34
				rent	1,573.00
				tech	95.00
				Total	1,698.00
401-3031	296404	724.00 t0544055	Courtney Stevens	1,701.00 rent	1,542.00	771.00	0.00 06/27/2020	06/26/2021		0.00
				valet	30.00
				tech	95.00
				Total	1,667.00
401-3032	296412	1,071.00 t0572754	Miguel Jorge Freire	2,167.00 rent	1,799.00	899.00	0.00 11/20/2020	11/19/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,924.00
401-3033	296404	724.00 t0364005	Keisha Brewster	1,671.00 trash	30.00	200.00	0.00 03/18/2017	04/17/2021		0.00
				cable	95.00
				rent	1,431.00
				Total	1,556.00
401-3034	296405	737.00 t0338869	Bryane Broadie	1,755.00 trash	30.00	0.00	0.00 08/01/2016	07/31/2021		0.00
				tech	95.00
				storage	85.00
				rent	1,567.00
				Total	1,777.00
401-3035	296405	737.00 t0496119	Joseph Henry	1,755.00 cable	95.00	0.00	0.00 08/05/2019	08/04/2021		0.00
				trash	30.00
				parking	50.00
				rent	1,495.00
				Total	1,670.00
401-3036	296405	737.00 t0492606	Margie Sanchez	1,755.00 trash	30.00	0.00	0.00 06/28/2019	07/28/2021		700.02

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				llock	29.00
				tech	95.00
				rent	1,493.00
				Total	1,647.00
401-4023	296424	1,505.00 t0458521	Patricia Houson	2,823.00 tech	95.00	500.00	0.00 10/19/2018	11/19/2021		0.00
				rent	2,263.00
				concothr	-77.00
				valet	30.00
				Total	2,311.00
401-4024	296424	1,505.00 t0351213	Vaughan Resper	2,828.00 trash	30.00	0.00	0.00 11/18/2016	08/17/2021		0.00
				cable	95.00
				rent	2,201.00
				Total	2,326.00
401-4025	296408	833.00 t0559363	Princess Waring	2,003.00 rent	1,611.00	3,222.00	0.00 10/15/2020	10/14/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,736.00
401-4026	296404	724.00 t0384538	Jasmine Richmond	1,746.00 trash	30.00	0.00	0.00 09/21/2017	09/20/2021		0.00
				tech	95.00
				rent	1,454.00
				Total	1,579.00
401-4027	296407	833.00 t0520849	Cynthia Cummings	2,063.00 rent	1,691.00	0.00	0.00 01/17/2020	04/16/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,816.00
401-4028	296411	1,064.00 t0338519	Toya Buchanan	2,144.00 cable	95.00	0.00	0.00 09/30/2015	12/18/2021		0.00
				rent	1,856.00
				valet	30.00
				concothr	-63.00
				Total	1,918.00
401-4029	296404	724.00 t0502945	Kareem Adebisi	1,711.00 tech	95.00	0.00	0.00 09/23/2019	09/22/2021		0.00
				valet	30.00
				rent	1,416.00
				insrent	11.00
				Total	1,552.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
401-4030	296404	724.00 t0577311	Adriane Taylor	1,736.00 rent	1,557.00	778.50	0.00 12/23/2020	12/22/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,682.00
401-4031	296404	724.00 t0446152	Shauntese Cowan	1,711.00 trash	30.00	500.00	0.00 07/13/2018	08/31/2021		0.00
				tech	95.00
				rent	1,415.00
				Total	1,540.00
401-4032	296412	1,071.00 t0338522	Byron Davis	2,177.00 trash	30.00	0.00	0.00 04/28/2016	07/31/2021		-2,150.00
				cable	95.00
				rent	1,816.00
				Total	1,941.00
401-4033	296404	724.00 t0553173	Jazmin Fields	1,711.00 rent	1,472.00	0.00	0.00 08/28/2020	08/27/2021		-0.76
				valet	30.00
				tech	95.00
				Total	1,597.00
401-4034	296404	724.00 t0501600	Jessica Heath	1,711.00 tech	95.00	0.00	0.00 09/10/2019	10/09/2021		0.00
				valet	30.00
				llock	29.00
				rent	1,422.00
				Total	1,576.00
401-4035	296404	724.00 t0505151	John Wallace	1,711.00 rent	1,409.00	0.00	0.00 09/27/2019	09/26/2020		8.87
				valet	30.00
				tech	95.00
				insrent	11.00
				Total	1,545.00
401-4036	296404	724.00 t0415863	Stacy Hampton	1,711.00 cable	95.00	0.00	0.00 12/28/2017	12/27/2021		0.00
				valet	30.00
				rent	1,495.00
				insrent	11.00
				Total	1,631.00
410-1073	296418	1,166.00 t0450216	Gloria Green	2,356.00 trash	30.00	500.00	0.00 09/30/2018	04/28/2021		-0.29
				cable	95.00
				rent	2,321.00
				Total	2,446.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
410-1074	296418	1,166.00 t0338211	Banyon Vassar	2,306.00 trash	30.00	0.00	0.00 03/18/2015	08/01/2021		0.00
				cable	95.00
				rent	2,028.00
				Total	2,153.00
410-1075	296423	1,291.00 t0471162	Courtney Hodge	2,476.00 trash	30.00	919.50	0.00 02/08/2019	03/07/2021		0.00
				cable	95.00
				rent	1,875.00
				Total	2,000.00
410-1076	296404	724.00 t0549763	Nia Mccrae	1,701.00 rent	1,482.00	741.00	0.00 07/24/2020	07/23/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,607.00
410-1077	296423	1,291.00 t0514554	Aliyah Smith	2,526.00 tech	95.00	0.00	0.00 01/23/2020	02/22/2022		1,000.00
				valet	30.00
				rent	1,719.00
				Total	1,844.00
410-1078	296404	724.00 VACANT	VACANT	1,701.00	0.00	0.00	0.00			0.00
				Total	0.00
410-1079	296422	1,275.00 t0368857	Michael Jones	2,496.00 tech	95.00	0.00	0.00 09/21/2017	11/20/2021		0.00
				rent	1,997.00
				valet	30.00
				concothr	-77.00
				Total	2,045.00
410-1080	296404	724.00 t0418136	Shirley Parker	1,726.00 trash	30.00	0.00	0.00 02/10/2018	02/09/2021	02/09/2021	0.00
				tech	95.00
				rent	1,467.00
				Total	1,592.00
410-1081	296422	1,275.00 t0425644	Gloria Bizzell	2,496.00 trash	30.00	500.00	0.00 04/05/2018	05/04/2021		0.00
				cable	95.00
				rent	1,973.00
				Total	2,098.00
410-1082	296406	766.00 t0384287	Darnnella Adams	1,800.00 trash	30.00	0.00	0.00 07/22/2017	08/21/2021		220.00
				cable	95.00
				rent	1,446.00
				Total	1,571.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
410-1083	296422	1,275.00 t0551754	Brent Mcbride	2,446.00 rent	1,953.00	976.50	0.00 08/05/2020	08/04/2021		0.00
				tech	95.00
				valet	30.00
				Total	2,078.00
410-1084	296421	1,188.00 t0549886	Natchanun Suwannawong	2,302.00 rent	1,849.00	924.50	0.00 07/24/2020	07/23/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,974.00
410-1085	296422	1,275.00 t0552530	Robert Davis	2,521.00 rent	2,028.00	0.00	0.00 08/07/2020	08/06/2021		2,326.97
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	2,164.00
410-1086	296418	1,166.00 t0559420	Kristopher Francois	2,281.00 rent	1,914.00	957.00	0.00 09/15/2020	09/14/2021		6,571.68
				tech	95.00
				valet	30.00
				parking	50.00
				Total	2,089.00
410-1087	296412	1,071.00 t0531035	Jacen Vaughan	2,107.00 rent	1,795.00	500.00	0.00 03/14/2020	03/13/2021		0.00
				tech	95.00
				valet	30.00
				parking	50.00
				storage	60.00
				Total	2,030.00
410-1088	296414	1,083.00 t0473931	Terrika White	2,115.00 trash	30.00	500.00	0.00 03/01/2019	04/30/2021		0.00
				rent	1,599.00
				tech	95.00
				Total	1,724.00
410-1089	296415	1,129.00 t0476390	Angel Brown	2,367.00 trash	30.00	500.00	0.00 03/08/2019	03/07/2021		0.00
				tech	95.00
				insrent	11.00
				rent	1,729.00
				Total	1,865.00
410-1090	296404	724.00 VACANT	VACANT	1,701.00	0.00	0.00	0.00			0.00
				Total	0.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
410-1091	296404	724.00 t0454376	Rayon Fulton	1,726.00 cable	95.00	500.00	0.00 09/01/2018	07/31/2021		0.00
				rent	1,471.00
				valet	30.00
				Total	1,596.00
410-1092	296412	1,071.00 t0338229	Samantha Washington	2,167.00 trash	30.00	0.00	0.00 09/24/2014	02/28/2021		0.00
				storage	35.00
				cable	95.00
				rent	1,764.00
				Total	1,924.00
410-1093	296412	1,071.00 t0338230	Edwydean Allen	2,167.00 trash	30.00	0.00	0.00 10/31/2013	09/30/2020		0.00
				storage	35.00
				storage	35.00
				parking	50.00
				cable	95.00
				insrent	11.00
				llock	29.00
				rent	1,764.00
				Total	2,049.00
410-1094	296412	1,071.00 t0577491	Blaise Mofor	2,167.00 rent	1,743.00	1,743.00	0.00 12/23/2020	12/22/2021		0.01
				tech	95.00
				valet	30.00
				Total	1,868.00
410-1095	296416	1,159.00 t0551589	Erica Johnson	2,293.00 rent	1,833.00	916.50	0.00 07/24/2020	07/23/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,958.00
410-1096	296416	1,159.00 VACANT	VACANT	2,293.00	0.00	0.00	0.00			0.00
				Total	0.00
410-2073	296418	1,166.00 VACANT	VACANT	2,251.00	0.00	0.00	0.00			0.00
				Total	0.00
410-2074	296418	1,166.00 t0556694	Roberto Adams	2,251.00 rent	1,879.00	3,758.00	0.00 08/26/2020	08/25/2021		890.66
				valet	30.00
				tech	95.00
				parking	50.00
				insrent	11.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Pet	40.00
				Total	2,105.00
410-2076	296404	724.00 t0506906	Gail Marshall	1,671.00 tech	95.00	0.00	0.00 11/11/2019	12/10/2021		0.00
				valet	30.00
				llock	29.00
				rent	1,498.00
				concothr	-130.00
				Total	1,522.00
410-2078	296404	724.00 t0361333	Denyse Watson	1,671.00 trash	30.00	200.00	0.00 03/31/2017	07/31/2021		2,265.41
				cable	95.00
				rent	1,446.00
				Total	1,571.00
410-2080	296404	724.00 t0338237	Tiffany Gray	1,696.00 trash	30.00	0.00	0.00 11/01/2014	05/16/2021		-11.00
				cable	95.00
				rent	1,571.00
				Total	1,696.00
410-2082	296406	766.00 t0387728	Ronald Coleman	1,805.00 trash	30.00	0.00	0.00 08/09/2017	08/08/2021		4.97
				parking	50.00
				parking	50.00
				parking	50.00
				tech	95.00
				rent	1,580.00
				insrent	11.00
				Total	1,866.00
410-2084	296421	1,188.00 VACANT	VACANT	2,322.00	0.00	0.00	0.00			0.00
				Total	0.00
410-2086	296418	1,166.00 t0338843	Satinka Shine	2,251.00 pet	40.00	0.00	0.00 08/24/2016	11/23/2021		0.00
				trash	30.00
				insrent	11.00
				cable	95.00
				rent	1,876.00
				Total	2,052.00
410-2087	296412	1,071.00 t0494177	Gwendolyn Peevy	2,112.00 rent	1,597.00	500.00	0.00 08/27/2019	09/26/2020		0.00
				cable	95.00
				trash	30.00
				insrent	11.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Total	1,733.00
410-2088	296414	1,083.00 t0460008	Lynette Harris	2,085.00 trash	30.00	500.00	0.00 11/09/2018	12/08/2020		0.00
				tech	95.00
				rent	1,842.00
				Total	1,967.00
410-2089	296415	1,129.00 t0352825	Nikeshia Murdaugh	2,262.00 tech	95.00	0.00	0.00 11/05/2016	12/04/2021		0.00
				valet	30.00
				rent	1,780.00
				concothr	-60.00
				Total	1,845.00
410-2090	296404	724.00 t0338243	James Robert Goode	1,671.00 trash	30.00	0.00	0.00 02/10/2016	06/07/2021		0.00
				cable	95.00
				rent	1,512.00
				Total	1,637.00
410-2091	296404	724.00 t0513370	Enora Moss	1,696.00 tech	95.00	500.00	0.00 01/13/2020	01/12/2022		0.00
				valet	30.00
				rent	1,455.00
				concothr	-49.00
				Total	1,531.00
410-2092	296412	1,071.00 t0433645	Deanna Faison	2,137.00 trash	30.00	876.00	0.00 04/17/2018	06/16/2021		0.00
				cable	95.00
				rent	1,859.00
				Total	1,984.00
410-2093	296412	1,071.00 t0556691	Helen Johnson	2,137.00 tech	95.00	0.00	0.00 09/04/2020	09/03/2021		3,147.71
				valet	30.00
				rent	1,809.00
				Total	1,934.00
410-2094	296412	1,071.00 t0479669	Tiffany Johnson- Seldon	2,212.00 trash	30.00	0.00	0.00 05/15/2019	07/14/2021		0.00
				cable	95.00
				rent	1,790.00
				Total	1,915.00
410-2095	296416	1,159.00 t0544382	Trevon Keene	2,238.00 tech	95.00	500.00	0.00 06/06/2020	06/05/2021		-106.41
				valet	30.00
				rent	1,858.00
				Total	1,983.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
410-2096	296416	1,159.00 t0506855	Channing James	2,338.00 tech	95.00	200.00	0.00 10/04/2019	11/03/2021		0.00
				valet	30.00
				parking	50.00
				rent	1,757.00
				concothr	-68.00
				Total	1,864.00
410-3073	296418	1,166.00 t0338844	Ebonierose Wade	2,261.00 trash	30.00	0.00	0.00 08/19/2016	08/18/2021		-33.00
				cable	95.00
				parking	50.00
				rent	1,782.00
				Total	1,957.00
410-3074	296418	1,166.00 t0560262	Ronald Travers Jr	2,286.00 rent	1,964.00	0.00	0.00 10/05/2020	10/04/2021		604.99
				tech	95.00
				valet	30.00
				Total	2,089.00
410-3075	296402	675.00 t0489865	Parvinsada Zafarani	1,553.00 trash	30.00	0.00	0.00 06/04/2019	07/03/2021		0.00
				llock	29.00
				tech	95.00
				rent	1,375.00
				Total	1,529.00
410-3076	296404	724.00 t0469709	Crystal Blount	1,706.00 trash	30.00	0.00	0.00 01/18/2019	01/17/2021		0.00
				tech	95.00
				empoffex	-1,563.00
				rent	1,563.00
				Total	125.00
410-3077	296402	675.00 t0517714	Bryce Tidwell	1,553.00 tech	95.00	677.50	0.00 12/20/2019	12/19/2021		0.00
				valet	30.00
				rent	1,402.00
				Total	1,527.00
410-3078	296404	724.00 VACANT	VACANT	1,681.00	0.00	0.00	0.00			0.00
				Total	0.00
410-3079	296401	659.00 t0338256	Jasmine Woods	1,517.00 trash	30.00	0.00	0.00 10/29/2011	01/14/2022		0.00
				cable	95.00
				rent	1,520.00
				concothr	-32.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Total	1,613.00
410-3080	296404	724.00 t0500487	Leah Pearson	1,706.00 tech	95.00	0.00	0.00 11/06/2019	12/05/2021		0.00
				valet	30.00
				llock	29.00
				rent	1,455.00
				concothr	-49.00
				Total	1,560.00
410-3081	296401	659.00 VACANT	VACANT	1,517.00	0.00	0.00	0.00			0.00
				Total	0.00
410-3082	296406	766.00 t0529708	Jillian Brown	1,815.00 rent	1,605.00	500.00	0.00 04/22/2020	04/21/2021		0.00
				tech	95.00
				valet	30.00
				pet	40.00
				Total	1,770.00
410-3083	296401	659.00 t0482020	Kiera Grant	1,517.00 trash	30.00	0.00	0.00 04/26/2019	05/25/2021		0.00
				tech	95.00
				rent	1,368.00
				Total	1,493.00
410-3084	296421	1,188.00 t0521257	Sulaiman Samura	2,332.00 rent	1,607.00	803.50	0.00 01/25/2020	01/24/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,732.00
410-3085	296401	659.00 VACANT	VACANT	1,517.00	0.00	0.00	0.00			0.00
				Total	0.00
410-3086	296418	1,166.00 t0414942	Renee Nichols	2,261.00 cable	95.00	0.00	0.00 12/01/2017	03/31/2021		0.00
				rent	2,203.00
				valet	30.00
				concothr	-421.00
				Total	1,907.00
410-3087	296412	1,071.00 t0549316	Dwayne Boger	2,122.00 rent	1,744.00	872.00	0.00 07/13/2020	07/12/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,869.00
410-3088	296414	1,083.00 t0338265	Michael McGee	2,095.00 trash	30.00	0.00	0.00 04/18/2011	01/18/2021		0.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				storage	85.00
				cable	95.00
				rent	1,788.00
				insrent	11.00
				storage	60.00
				Total	2,069.00
410-3089	296415	1,129.00 t0492779	Corey Singleton	2,272.00 cable	95.00	0.00	0.00 08/12/2019	09/11/2021		-0.27
				trash	30.00
				llock	29.00
				rent	1,773.00
				Total	1,927.00
410-3090	296404	724.00 t0485516	Christopher Pressley	1,706.00 trash	30.00	0.00	0.00 06/01/2019	06/30/2021		0.00
				insrent	11.00
				cable	95.00
				rent	1,547.00
				concothr	-131.00
				Total	1,552.00
410-3091	296404	724.00 t0488754	Christopher Legrand	1,706.00 trash	30.00	500.00	0.00 07/10/2019	08/09/2021		0.00
				cable	95.00
				rent	1,518.00
				Total	1,643.00
410-3092	296412	1,071.00 t0492228	Vida Haynes	2,147.00 rent	1,658.00	0.00	0.00 07/24/2019	08/23/2020		241.08
				trash	30.00
				llock	29.00
				cable	95.00
				pet	40.00
				Total	1,852.00
410-3093	296412	1,071.00 t0539232	Takiyah Washington	2,147.00 rent	1,834.00	3,668.00	0.00 06/05/2020	06/04/2021		2,088.71
				tech	95.00
				valet	30.00
				Total	1,959.00
410-3094	296412	1,071.00 t0489040	Vicki Smith	2,147.00 tech	95.00	0.00	0.00 09/10/2019	09/09/2021		2,052.51
				valet	30.00
				insrent	11.00
				storage	60.00
				rent	1,714.00
				Total	1,910.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
410-3095	296416	1,159.00 t0418116	Euripide Da Silveira	2,273.00 trash	30.00	0.00	0.00 01/18/2018	01/17/2021		19,261.87
				cable	95.00
				rent	1,652.00
				insrent	11.00
				Total	1,788.00
410-3096	296416	1,159.00 t0463116	Miesha Foreman	2,273.00 trash	30.00	500.00	0.00 12/30/2018	01/29/2021	01/29/2021	0.00
				tech	95.00
				rent	1,646.00
				parking	50.00
				Total	1,821.00
410-4073	296418	1,166.00 t0338274	Edward Gunney	2,271.00 trash	30.00	1,611.00	0.00 12/21/2013	07/09/2021		0.00
				cable	95.00
				rent	1,838.00
				Total	1,963.00
410-4074	296418	1,166.00 t0547015	Najee Talib-Din	2,346.00 rent	1,999.00	0.00	0.00 06/25/2020	06/24/2021		2,968.07
				tech	95.00
				valet	30.00
				parking	50.00
				Total	2,174.00
410-4075	296402	675.00 t0539109	Calvin Todman	1,563.00 rent	1,507.00	753.50	0.00 05/15/2020	05/14/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,632.00
410-4076	296404	724.00 t0542442	Ernest Silvers	1,716.00 rent	1,557.00	2,335.50	0.00 08/01/2020	07/31/2021		1,781.24
				tech	95.00
				valet	30.00
				Total	1,682.00
410-4077	296402	675.00 t0470858	Racquel Simpson	1,563.00 insrent	11.00	671.50	0.00 02/15/2019	03/14/2021		7,181.82
				tech	95.00
				rent	1,384.00
				damage	98.30
				valet	30.00
				Total	1,618.30
410-4078	296404	724.00 t0553234	Ericka Nelson	1,716.00 rent	1,492.00	500.00	0.00 08/07/2020	08/06/2021		0.00
				tech	95.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				valet	30.00
				Total	1,617.00
410-4079	296401	659.00 t0464439	Brittney Lancaster	1,527.00 tech	95.00	500.00	0.00 12/04/2018	12/03/2021		-1.37
				insrent	11.00
				rent	1,411.00
				valet	30.00
				concothr	-48.00
				Total	1,499.00
410-4080	296404	724.00 t0433977	Donald Murphy Jr	1,716.00 trash	30.00	500.00	0.00 04/21/2018	06/20/2021		1,958.10
				cable	95.00
				rent	1,476.00
				insrent	11.00
				Total	1,612.00
410-4081	296401	659.00 t0526983	Carla Webb	1,527.00 rent	1,325.00	0.00	0.00 03/13/2020	03/12/2021		0.00
				tech	95.00
				valet	30.00
				storage	85.00
				Total	1,535.00
410-4082	296406	766.00 t0475628	Rosalyn Villanueva Santos	1,825.00 trash	30.00	0.00	0.00 03/18/2019	04/17/2021		0.00
				cable	95.00
				rent	1,358.00
				Total	1,483.00
410-4083	296401	659.00 t0338283	Dirk Jones	1,527.00 trash	30.00	1,611.00	0.00 01/31/2016	05/23/2021		0.00
				cable	95.00
				rent	1,477.00
				Total	1,602.00
410-4084	296421	1,188.00 t0487530	Cynthia Boni	2,342.00 trash	30.00	0.00	0.00 06/06/2019	06/05/2021		0.00
				llock	29.00
				cable	95.00
				rent	1,843.00
				Total	1,997.00
410-4085	296401	659.00 t0547030	Justin Williams	1,527.00 rent	1,485.00	1,485.00	0.00 07/13/2020	07/12/2021		0.00
				tech	95.00
				valet	30.00
				pet	40.00
				Total	1,650.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
410-4086	296418	1,166.00 t0559116	Demetrice Padgett-Paul	2,271.00 rent	1,904.00	500.00	0.00 09/15/2020	09/14/2021		0.00
				tech	95.00
				valet	30.00
				parking	50.00
				Total	2,079.00
410-4087	296412	1,071.00 t0541928	Samuel Simms	2,132.00 rent	1,819.00	2,728.50	0.00 07/24/2020	07/23/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,944.00
410-4088	296414	1,083.00 t0578786	James Pildis	2,105.00 rent	1,755.00	500.00	0.00 01/08/2021	01/07/2022		525.00
				tech	95.00
				valet	30.00
				Total	1,880.00
410-4089	296415	1,129.00 t0462219	Florence Nelson	2,257.00 cable	95.00	500.00	0.00 01/03/2019	02/02/2022		0.00
				rent	1,684.00
				valet	30.00
				Total	1,809.00
410-4090	296404	724.00 t0359314	Lovinah Eke	1,691.00 trash	30.00	0.00	0.00 02/20/2017	02/19/2021		0.00
				rent	1,432.00
				tech	95.00
				Total	1,557.00
410-4091	296404	724.00 t0338291	Cherise Wilson	1,716.00 tech	95.00	0.00	0.00 04/24/2013	12/25/2021		0.00
				rent	1,591.00
				valet	30.00
				Total	1,716.00
410-4092	296412	1,071.00 t0552244	Sadaya Murphy	2,132.00 rent	1,754.00	0.00	0.00 08/20/2020	08/19/2021		-535.00
				tech	95.00
				valet	30.00
				Total	1,879.00
410-4093	296412	1,071.00 t0509650	Kendra Wadsworth	2,132.00 tech	95.00	200.00	0.00 11/01/2019	10/31/2021		0.00
				valet	30.00
				insrent	11.00
				rent	1,656.00
				Total	1,792.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
410-4094	296412	1,071.00 t0382085	Alycia Clayton	2,132.00 trash	30.00	0.00	0.00 08/12/2017	08/11/2021		0.00
				cable	95.00
				storage	35.00
				rent	1,746.00
				parking	50.00
				Total	1,956.00
410-4095	296416	1,159.00 t0552772	Courtney Seaborne	2,258.00 rent	1,682.00	2,523.00	0.00 08/03/2020	08/02/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,807.00
410-4096	296416	1,159.00 t0553506	Kemar Brown	2,258.00 rent	1,798.00	500.00	0.00 08/12/2020	08/11/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,923.00
411-1001	296406	766.00 t0492773	Milan Browne	1,805.00 llock	29.00	0.00	0.00 08/30/2019	08/29/2021		5,231.09
				cable	95.00
				trash	30.00
				rent	1,476.00
				insrent	11.00
				Total	1,641.00
411-1002	296404	724.00 VACANT	VACANT	1,696.00	0.00	0.00	0.00			0.00
				Total	0.00
411-1003	296416	1,159.00 t0458761	Karina Alvarez	2,238.00 tech	95.00	500.00	0.00 11/20/2018	11/19/2021		2,005.98
				rent	1,806.00
				valet	30.00
				concothr	-69.00
				Total	1,862.00
411-1004	296416	1,159.00 t0353669	Reginald Evans	2,288.00 cable	95.00	0.00	0.00 12/04/2016	12/03/2021		0.00
				rent	1,908.00
				valet	30.00
				Total	2,033.00
411-1005	296423	1,291.00 VACANT	VACANT	2,521.00	0.00	0.00	0.00			0.00
				Total	0.00
411-1006	296423	1,291.00 t0533908	Dante Webster	2,521.00 rent	2,056.00	0.00	0.00 04/24/2020	04/23/2021		3,462.22
				tech	95.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				valet	30.00
				Total	2,181.00
411-1007	296422	1,275.00 t0513556	Aime Mbakop	2,491.00 tech	95.00	200.00	0.00 11/08/2019	11/07/2021		0.00
				valet	30.00
				llock	29.00
				rent	1,985.00
				concothr	-76.00
				Total	2,063.00
411-1008	296422	1,275.00 t0509070	Desirae Javois	2,491.00 tech	95.00	0.00	0.00 10/10/2019	08/09/2020		20,194.53
				valet	30.00
				llock	29.00
				insrent	11.00
				rent	1,837.00
				Total	2,002.00
411-1009	296422	1,275.00 t0458792	Courtney Williams	2,491.00 trash	30.00	500.00	0.00 01/05/2019	03/04/2021	03/04/2021	0.00
				tech	95.00
				rent	1,660.00
				Total	1,785.00
411-1010	296422	1,275.00 t0474568	Sharon Jones	2,491.00 trash	30.00	0.00	0.00 03/15/2019	05/14/2021		3,939.98
				pet	40.00
				rent	1,684.00
				tech	95.00
				Total	1,849.00
411-1011	296422	1,275.00 t0509431	Sharon Vollin	2,491.00 tech	95.00	0.00	0.00 11/13/2019	12/12/2021		0.00
				valet	30.00
				rent	2,053.00
				concothr	-36.00
				Total	2,142.00
411-1012	296422	1,275.00 VACANT	VACANT	2,491.00	0.00	0.00	0.00			0.00
				Total	0.00
411-1013	296422	1,275.00 t0489041	Brandon Best	2,491.00 trash	30.00	500.00	0.00 07/05/2019	02/04/2021	02/04/2021	0.00
				rent	2,145.00
				tech	95.00
				Total	2,270.00
411-1014	296422	1,275.00 t0545151	Autumn Scott	2,491.00 tech	95.00	1,024.00	0.00 06/12/2020	06/11/2021		0.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				valet	30.00
				rent	1,878.00
				Total	2,003.00
411-1015	296426	1,623.00 t0505572	Angela Harvey	3,115.00 valet	30.00	0.00	0.00 09/30/2019	09/29/2021		0.00
				tech	95.00
				rent	2,177.00
				storage	60.00
				Total	2,362.00
411-1016	296426	1,623.00 t0528003	Inga Gaskins	3,115.00 rent	2,205.00	2,205.00	0.00 05/01/2020	07/31/2021		0.00
				tech	95.00
				valet	30.00
				Total	2,330.00
411-1017	296422	1,275.00 t0563600	Ming Patten	2,491.00 rent	2,033.00	500.00	0.00 11/24/2020	11/23/2021		-266.73
				tech	95.00
				valet	30.00
				Total	2,158.00
411-1018	296422	1,275.00 t0531016	Darren Lakins	2,491.00 rent	1,995.00	997.50	0.00 03/13/2020	03/12/2021		4.97
				tech	95.00
				valet	30.00
				parking	50.00
				insrent	11.00
				Total	2,181.00
411-1019	296418	1,166.00 t0462119	Jazmine Turley	2,326.00 trash	30.00	500.00	0.00 02/09/2019	03/08/2021		0.00
				cable	95.00
				rent	1,720.00
				Total	1,845.00
411-1020	296416	1,159.00 t0516664	Kingsley Paul Ukaegbu	2,288.00 rent	1,728.00	200.00	0.00 12/09/2019	03/08/2021		113.04
				tech	95.00
				valet	30.00
				llock	29.00
				Total	1,882.00
411-1021	296417	1,159.00 t0437234	Richard Moore	2,348.00 trash	30.00	0.00	0.00 05/16/2018	04/15/2021		0.00
				tech	95.00
				rent	2,085.00
				insrent	11.00
				Total	2,221.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
411-1022	296404	724.00 t0579656	Joseline Walker	1,781.00 rent	1,500.00	1,500.00	0.00 01/12/2021	01/11/2022		0.00
				tech	95.00
				valet	30.00
				Total	1,625.00
411-2001	296406	766.00 t0516972	Kristen Bell	1,790.00 rent	1,449.00	500.00	0.00 02/03/2020	03/02/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,574.00
411-2002	296409	835.00 t0338553	Renata Massenburg	2,038.00 trash	30.00	0.00	0.00 11/28/2012	11/10/2021		0.00
				cable	95.00
				llock	29.00
				rent	1,764.00
				Total	1,918.00
411-2003	296416	1,159.00 VACANT	VACANT	2,258.00	0.00	0.00	0.00			0.00
				Total	0.00
411-2004	296416	1,159.00 t0515741	Milton Ingram	2,238.00 rent	1,656.00	0.00	0.00 12/03/2019	02/02/2022		0.00
				tech	95.00
				valet	30.00
				llock	29.00
				Total	1,810.00
411-2019	296418	1,166.00 t0338556	Melissa Weir	2,261.00 trash	30.00	0.00	0.00 01/10/2013	08/30/2021		124.88
				cable	95.00
				rent	1,867.00
				Total	1,992.00
411-2020	296416	1,159.00 t0338557	Keith Jennings	2,308.00 trash	30.00	1,781.00	0.00 12/01/2013	07/23/2021		9,739.52
				tech	95.00
				rent	1,847.00
				Total	1,972.00
411-2021	296417	1,159.00 VACANT	VACANT	2,318.00	0.00	0.00	0.00			0.00
				Total	0.00
411-2022	296404	724.00 t0481661	Natasha Evans	1,646.00 trash	30.00	0.00	0.00 05/02/2019	06/30/2021		0.00
				tech	95.00
				rent	1,415.00
				Total	1,540.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
411-3001	296406	766.00 t0338560	Quentin Currie	1,810.00 trash	30.00	0.00	0.00 10/22/2011	07/18/2021		0.00
				tech	95.00
				rent	1,600.00
				Total	1,725.00
411-3002	296409	835.00 VACANT	VACANT	2,048.00	0.00	0.00	0.00			0.00
				Total	0.00
411-3003	296416	1,159.00 t0435462	Torri Wise	2,268.00 trash	30.00	0.00	0.00 06/05/2018	07/04/2021		0.00
				cable	95.00
				rent	1,751.00
				Total	1,876.00
411-3004	296416	1,159.00 t0508536	Vincent Sims	2,283.00 tech	95.00	0.00	0.00 12/12/2019	01/11/2022		0.00
				valet	30.00
				llock	29.00
				parking	50.00
				rent	1,769.00
				concothr	-60.00
				Total	1,913.00
411-3005	296402	675.00 t0338870	Mario Oliver	1,573.00 trash	30.00	0.00	0.00 07/31/2016	07/30/2021		-0.50
				tech	95.00
				rent	1,468.00
				Total	1,593.00
411-3006	296402	675.00 VACANT	VACANT	1,573.00	0.00	0.00	0.00			0.00
				Total	0.00
411-3007	296401	659.00 VACANT	VACANT	1,537.00	0.00	0.00	0.00			0.00
				Total	0.00
411-3008	296401	659.00 t0338567	Molex Simeus	1,537.00 trash	30.00	0.00	0.00 12/26/2014	02/17/2021		0.00
				cable	95.00
				rent	1,347.00
				Total	1,472.00
411-3009	296401	659.00 t0526281	Jackelyne Miranda- Guzman	1,537.00 rent	1,399.00	500.00	0.00 04/06/2020	04/05/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,524.00

										1/20/2021 12:50 PM
Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 01/19/2021
Month Year = 12/2020
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
411-3010	296401	659.00 t0537343	Garry Green	1,537.00 rent	1,495.00	2,434.51	0.00 05/02/2020	05/01/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,620.00
411-3011	296401	659.00 t0469694	Dandre Morrison	1,537.00 trash	30.00	500.00	0.00 03/12/2019	04/11/2021		0.00
				cable	95.00
				rent	1,398.00
				Total	1,523.00
411-3012	296401	659.00 t0519932	Renard Mcdaniel	1,537.00 rent	1,311.00	0.00	0.00 12/20/2019	01/19/2022		-0.28
				tech	95.00
				valet	30.00
				llock	29.00
				Total	1,465.00
411-3013	296401	659.00 t0380756	Brent Chance	1,537.00 trash	30.00	0.00	0.00 06/30/2017	05/29/2021		-0.39
				parking	50.00
				cable	95.00
				rent	1,426.00
				Total	1,601.00
411-3014	296401	659.00 VACANT	VACANT	1,537.00	0.00	0.00	0.00			0.00
				Total	0.00
411-3015	296410	838.00 t0565269	Tailer Speight	2,039.00 rent	1,499.00	0.00	0.00 10/14/2020	10/13/2021		-4.42
				tech	95.00
				valet	30.00
				Total	1,624.00
411-3016	296410	838.00 t0549510	Marvin Turley	1,949.00 rent	1,679.00	500.00	0.00 07/28/2020	07/27/2021		-1,926.58
				valet	30.00
				tech	95.00
				Total	1,804.00
411-3017	296401	659.00 t0338576	Wayne Mines Jr	1,662.00 trash	30.00	0.00	0.00 11/09/2015	04/19/2021		0.00
				rent	1,575.00
				tech	95.00
				Total	1,700.00
411-3018	296401	659.00 t0494071	Sherie Boyd	1,517.00 trash	30.00	0.00	0.00 08/16/2019	09/15/2021		0.00
				cable	95.00
				llock	29.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				rent	1,375.00
				parking	75.00
				Total	1,604.00
411-3019	296418	1,166.00 t0561219	Linnis Wallace	2,291.00 rent	1,924.00	500.00	0.00 09/22/2020	09/21/2021		0.00
				tech	95.00
				valet	30.00
				storage	35.00
				Total	2,084.00
411-3020	296416	1,159.00 t0496883	Donique Morgan	2,368.00 tech	95.00	0.00	0.00 09/20/2019	10/19/2020		0.00
				valet	30.00
				rent	1,792.00
				Total	1,917.00
411-3021	296417	1,159.00 t0338585	Bernice Douglas	2,328.00 trash	30.00	1,791.00	0.00 05/20/2016	09/01/2021		0.00
				cable	95.00
				rent	1,852.00
				Total	1,977.00
411-3022	296404	724.00 t0560706	Davone Brown	1,681.00 rent	1,467.00	733.50	0.00 10/01/2020	09/30/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,592.00
411-4001	296406	766.00 t0572945	David Fitzgerald	1,810.00 rent	1,577.00	0.00	0.00 12/01/2020	11/30/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,702.00
411-4002	296409	835.00 t0541542	Eniola Johnson	2,083.00 rent	1,675.00	0.00	0.00 06/06/2020	06/05/2021		0.00
				tech	95.00
				valet	30.00
				empoffex	-837.50
				Total	962.50
411-4003	296416	1,159.00 t0550918	Lakisha Turner	2,263.00 rent	1,803.00	2,704.50	0.00 08/03/2020	08/02/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,928.00
411-4004	296416	1,159.00 t0457704	Shawndra Walton	2,278.00 trash	30.00	500.00	0.00 10/11/2018	05/10/2021		0.00
				parking	50.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				rent	1,914.00
				tech	95.00
				Total	2,089.00
411-4005	296402	675.00 t0338591	Melvin Stallings Jr	1,583.00 trash	30.00	1,370.00	0.00 11/12/2011	07/23/2021		8.87
				storage	60.00
				tech	95.00
				storage	35.00
				rent	1,518.00
				insrent	11.00
				Total	1,749.00
411-4006	296402	675.00 t0500013	Kristie Billups	1,583.00 tech	95.00	500.00	0.00 11/06/2019	03/05/2021	03/05/2021	0.00
				valet	30.00
				rent	1,782.00
				concothr	-405.00
				Total	1,502.00
411-4007	296401	659.00 t0406770	Joseph Davis	1,547.00 trash	30.00	0.00	0.00 10/10/2017	12/09/2021	02/28/2021	0.00
				tech	95.00
				rent	1,516.00
				insrent	11.00
				Total	1,652.00
411-4008	296401	659.00 t0338593	Teresa Bethea	1,547.00 cable	95.00	0.00	0.00 08/22/2014	10/30/2021		0.00
				rent	1,428.00
				valet	30.00
				Total	1,553.00
411-4009	296401	659.00 t0344894	Erin Jones	1,547.00 trash	30.00	0.00	0.00 09/23/2016	09/22/2021		0.00
				cable	95.00
				rent	1,466.00
				Total	1,591.00
411-4010	296401	659.00 t0420839	Jasmine Fassett	1,547.00 trash	30.00	0.00	0.00 03/08/2018	03/07/2021		0.00
				cable	95.00
				rent	1,404.00
				Total	1,529.00
411-4011	296401	659.00 t0553288	Damolica Dobbins	1,547.00 rent	1,387.00	500.00	0.00 08/06/2020	08/05/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,512.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
411-4012	296401	659.00 t0338873	Shalena Heard	1,547.00 trash	30.00	0.00	0.00 08/01/2016	07/31/2021		0.00
				rent	1,435.00
				tech	95.00
				Total	1,560.00
411-4013	296401	659.00 t0476583	Dziko Greene	1,547.00 trash	30.00	0.00	0.00 04/18/2019	05/17/2021		0.00
				cable	95.00
				rent	1,409.00
				Total	1,534.00
411-4014	296401	659.00 VACANT	VACANT	1,547.00	0.00	0.00	0.00			0.00
				Total	0.00
411-4015	296410	838.00 VACANT	VACANT	2,049.00	0.00	0.00	0.00			0.00
				Total	0.00
411-4016	296410	838.00 t0338601	Theresa Taylor	1,999.00 trash	30.00	1,525.00	0.00 03/09/2012	01/31/2021		0.00
				tech	95.00
				rent	1,839.00
				Total	1,964.00
411-4017	296401	659.00 t0455670	LaCretia Brockington	1,547.00 trash	30.00	662.00	0.00 09/12/2018	07/11/2021		0.00
				cable	95.00
				rent	1,452.00
				concothr	-28.00
				Total	1,549.00
411-4018	296401	659.00 t0525536	Sarda Smith	1,547.00 rent	1,369.00	1,169.00	0.00 04/17/2020	05/16/2021		0.00
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	1,505.00
411-4019	296418	1,166.00 t0418157	Obinna Herberts-Nwaehihe	2,336.00 trash	30.00	0.00	0.00 02/01/2018	02/28/2022		13,353.70
				cable	95.00
				rent	1,654.00
				Total	1,779.00
411-4020	296416	1,159.00 t0338605	Gordon Davis	2,308.00 trash	30.00	0.00	0.00 06/26/2015	09/28/2021		0.00
				parking	50.00
				parking	50.00
				cable	95.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				parking	50.00
				rent	1,904.00
				insrent	11.00
				Total	2,190.00
411-4021	296417	1,159.00 t0417382	Rayneka Grant	2,338.00 cable	95.00	0.00	0.00 12/12/2017	12/11/2021		0.00
				parking	50.00
				rent	2,032.00
				valet	30.00
				concothr	-69.00
				Total	2,138.00
411-4022	296404	724.00 t0511232	Sieanna Seward	1,736.00 rent	1,497.00	715.50	0.00 01/30/2020	01/29/2021		0.00
				valet	30.00
				tech	95.00
				Total	1,622.00
420-1097	296416	1,159.00 VACANT	VACANT	2,268.00	0.00	0.00	0.00			0.00
				Total	0.00
420-1098	296416	1,159.00 t0497804	David Hamilton	2,268.00 trash	30.00	0.00	0.00 08/28/2019	09/27/2021		0.00
				cable	95.00
				llock	29.00
				rent	1,692.00
				parking	50.00
				Total	1,896.00
420-1099	296412	1,071.00 t0456886	Lesley Long	2,142.00 tech	95.00	500.00	0.00 10/27/2018	11/26/2021		-68.00
				valet	30.00
				rent	1,760.00
				concothr	-68.00
				Total	1,817.00
420-1100	296412	1,071.00 t0490239	Daniele Jeffcoat	2,142.00 trash	30.00	0.00	0.00 06/27/2019	08/26/2021		0.00
				llock	29.00
				cable	95.00
				rent	1,796.00
				parking	50.00
				Total	2,000.00
420-1101	296404	724.00 t0552516	Candice Coleman	1,726.00 rent	1,502.00	751.00	0.00 08/24/2020	08/23/2021		1,618.61
				tech	95.00
				valet	30.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Total	1,627.00
420-1102	296404	724.00 t0364578	Joan Monplaisir	1,726.00 trash	30.00	200.00	0.00 04/22/2017	05/21/2021		0.00
				cable	95.00
				rent	1,573.00
				Total	1,698.00
420-1103	296412	1,071.00 t0519915	Donovan Bell	2,217.00 rent	1,773.00	0.00	0.00 12/20/2019	01/19/2021		12,047.38
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	1,909.00
420-1104	296412	1,071.00 VACANT	VACANT	2,142.00	0.00	0.00	0.00			0.00
				Total	0.00
420-2097	296416	1,159.00 t0466528	Omar Waqas	2,238.00 trash	30.00	791.50	0.00 01/05/2019	05/04/2021		0.00
				tech	95.00
				rent	1,583.00
				Total	1,708.00
420-2098	296416	1,159.00 t0458561	Aurore Michel	2,238.00 trash	30.00	500.00	0.00 10/06/2018	11/05/2021		0.00
				tech	95.00
				rent	1,792.00
				concothr	-69.00
				Total	1,848.00
420-2099	296412	1,071.00 t0470792	Phyllis Stevens	2,112.00 trash	30.00	500.00	0.00 04/01/2019	05/31/2021		0.00
				cable	95.00
				rent	1,689.00
				Total	1,814.00
420-2100	296412	1,071.00 t0456148	Tanai Smith	2,112.00 trash	30.00	500.00	0.00 11/04/2018	01/03/2022		0.00
				cable	95.00
				rent	1,719.00
				concothr	-58.00
				Total	1,786.00
420-2101	296404	724.00 t0536379	Lindsay Jackson	1,696.00 rent	1,537.00	0.00	0.00 04/21/2020	04/20/2021		436.20
				tech	95.00
				valet	30.00
				Total	1,662.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
420-2102	296404	724.00 t0548448	Consuelo Acosta	1,696.00 rent	1,487.00	743.50	0.00 07/22/2020	07/21/2021		-0.76
				tech	95.00
				valet	30.00
				pet	40.00
				Total	1,652.00
420-2103	296412	1,071.00 t0516770	Kristina Plummer	2,112.00 tech	95.00	0.00	0.00 01/17/2020	01/16/2022		0.00
				valet	30.00
				rent	1,677.00
				concothr	-57.00
				Total	1,745.00
420-2104	296412	1,071.00 t0515725	Ariana Jones	2,112.00 tech	95.00	0.00	0.00 12/09/2019	12/08/2021		0.00
				valet	30.00
				llock	29.00
				rent	1,655.00
				concothr	-56.00
				Total	1,753.00
420-3097	296416	1,159.00 t0563041	Norman Lowe	2,248.00 rent	1,843.00	500.00	0.00 10/29/2020	10/28/2021		0.00
				valet	30.00
				tech	95.00
				Total	1,968.00
420-3098	296416	1,159.00 t0564726	Jamia Rountree	2,248.00 rent	1,858.00	0.00	0.00 10/15/2020	10/14/2021		2,004.97
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	1,994.00
420-3099	296412	1,071.00 t0549670	Dalonte Taylor	2,197.00 rent	1,819.00	2,728.50	0.00 08/03/2020	08/02/2021	01/21/2021	6,184.50
				tech	95.00
				valet	30.00
				Total	1,944.00
420-3100	296412	1,071.00 t0535241	Ashley Walker	2,122.00 rent	1,799.00	500.00	0.00 04/15/2020	04/14/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,924.00
420-3101	296404	724.00 t0518375	Henry Button Jr	1,706.00 rent	1,368.00	500.00	0.00 01/30/2020	01/29/2021	01/30/2021	0.00
				valet	30.00
				tech	95.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Total	1,493.00
420-3102	296404	724.00 t0471515	Denise Rogers	1,706.00 cable	95.00	710.00	0.00 02/09/2019	02/08/2022		0.00
				rent	1,448.00
				valet	30.00
				Total	1,573.00
420-3103	296412	1,071.00 t0369447	Lisa Robinson	2,147.00 trash	30.00	0.00	0.00 06/17/2017	06/16/2021		65.24
				parking	50.00
				cable	95.00
				rent	1,884.00
				Total	2,059.00
420-3104	296412	1,071.00 t0382664	Sherilyn Land	2,147.00 trash	30.00	0.00	0.00 08/26/2017	08/25/2021		0.00
				cable	95.00
				insrent	11.00
				storage	35.00
				rent	1,783.00
				Total	1,954.00
420-4097	296416	1,159.00 t0476924	Chantelle Evans	2,283.00 trash	30.00	0.00	0.00 04/18/2019	06/17/2021		-0.92
				cable	95.00
				rent	1,886.00
				parking	50.00
				Total	2,061.00
420-4098	296416	1,159.00 VACANT	VACANT	2,423.00	0.00	0.00	0.00			0.00
				Total	0.00
420-4099	296412	1,071.00 t0549975	Aaron Dorsey	2,157.00 rent	1,779.00	0.00	0.00 08/05/2020	08/04/2021		-250.00
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	1,915.00
420-4100	296412	1,071.00 t0507435	Arrington Wiggins	2,157.00 tech	95.00	0.00	0.00 10/16/2019	02/15/2021	02/15/2021	0.00
				valet	30.00
				rent	2,096.00
				concothr	-350.00
				Total	1,871.00
420-4101	296404	724.00 t0556149	Aaron Jones	1,716.00 rent	1,502.00	500.00	0.00 09/22/2020	09/21/2021		0.00
				tech	95.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				valet	30.00
				Total	1,627.00
420-4102	296404	724.00 t0510142	Jayah Lamin	1,716.00 tech	95.00	0.00	0.00 10/23/2019	10/22/2021		0.00
				valet	30.00
				rent	1,410.00
				Total	1,535.00
420-4103	296412	1,071.00 t0456891	Brittney Thompson	2,132.00 trash	30.00	500.00	0.00 11/12/2018	01/11/2022		0.00
				tech	95.00
				rent	1,722.00
				concothr	-58.00
				Total	1,789.00
420-4104	296412	1,071.00 t0439758	Kimberly Lambert	2,132.00 trash	30.00	500.00	0.00 08/03/2018	08/02/2021		203.03
				cable	95.00
				parking	50.00
				rent	1,790.00
				Total	1,965.00
430-1105	296416	1,159.00 t0408049	Sandra Dunmore	2,293.00 trash	30.00	0.00	0.00 11/02/2017	12/01/2020		0.00
				cable	95.00
				insrent	11.00
				rent	1,788.00
				Total	1,924.00
430-1106	296416	1,159.00 t0403630	Nathan Hyer	2,293.00 trash	30.00	400.00	0.00 09/09/2017	09/08/2021		0.00
				pet	40.00
				tech	95.00
				parking	50.00
				rent	1,795.00
				Total	2,010.00
430-1107	296412	1,071.00 VACANT	VACANT	2,167.00	0.00	0.00	0.00			0.00
				Total	0.00
430-1108	296412	1,071.00 t0578721	Mbachi Wanki	2,117.00 rent	1,718.00	500.00	0.00 01/13/2021	01/12/2022		0.00
				tech	95.00
				valet	30.00
				Total	1,843.00
430-1109	296404	724.00 t0446758	Kevin McGill	1,751.00 trash	30.00	500.00	0.00 08/01/2018	08/31/2021		0.00
				cable	95.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				rent	1,418.00
				insrent	11.00
				Total	1,554.00
430-1110	296404	724.00 t0366260	Cristine Coney	1,676.00 trash	30.00	1,345.00	0.00 05/20/2017	05/19/2021		0.00
				cable	95.00
				rent	1,453.00
				pet	40.00
				Total	1,618.00
430-1111	296412	1,071.00 VACANT	VACANT	2,307.00	0.00	0.00	0.00			0.00
				Total	0.00
430-1112	296412	1,071.00 t0542354	Nikita Thomas	2,167.00 rent	1,854.00	500.00	0.00 06/01/2020	05/31/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,979.00
430-2105	296416	1,159.00 VACANT	VACANT	2,263.00	0.00	0.00	0.00			0.00
				Total	0.00
430-2106	296416	1,159.00 t0488833	Shayln Young	2,263.00 trash	30.00	500.00	0.00 07/24/2019	08/23/2021		-0.10
				cable	95.00
				rent	1,771.00
				Total	1,896.00
430-2107	296412	1,071.00 t0580708	Romario Williams	2,137.00 rent	1,764.00	1,764.00	0.00 01/14/2021	01/13/2022		0.00
				tech	95.00
				valet	30.00
				Total	1,889.00
430-2108	296412	1,071.00 t0338336	Asanteeli Makundi	2,137.00 trash	30.00	0.00	0.00 05/30/2016	08/20/2021		4,429.09
				cable	95.00
				llock	29.00
				parking	50.00
				rent	1,900.00
				Total	2,104.00
430-2109	296404	724.00 t0554851	Donna Fox	1,696.00 rent	1,472.00	736.00	0.00 10/12/2020	10/11/2021		8.87
				tech	95.00
				valet	30.00
				storage	35.00
				insrent	11.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Total	1,643.00
430-2110	296404	724.00 t0572540	Marion Akpan	1,696.00 rent	1,517.00	3,034.00	0.00 12/11/2020	12/10/2021		31.32
				tech	95.00
				valet	30.00
				Total	1,642.00
430-2111	296412	1,071.00 t0352530	Anike Oliver	2,117.00 cable	95.00	0.00	0.00 11/05/2016	11/04/2021		8.87
				rent	1,754.00
				concothr	-67.00
				valet	30.00
				insrent	11.00
				Total	1,823.00
430-2112	296412	1,071.00 t0488642	Darlene Gamble	2,112.00 trash	30.00	0.00	0.00 06/08/2019	07/07/2020		19,181.39
				llock	29.00
				tech	95.00
				rent	1,686.00
				insrent	11.00
				Total	1,851.00
430-3105	296416	1,159.00 t0498257	Trevin Prince	2,323.00 tech	95.00	0.00	0.00 08/21/2019	09/20/2021		126.41
				valet	30.00
				insrent	11.00
				rent	1,723.00
				Total	1,859.00
430-3106	296416	1,159.00 t0338343	Greg Bynum	2,273.00 trash	30.00	0.00	0.00 06/12/2015	03/15/2021		-8.87
				rent	1,802.00
				tech	95.00
				Total	1,927.00
430-3107	296412	1,071.00 t0520280	Robert Fernandez	2,147.00 tech	95.00	0.00	0.00 01/13/2020	10/12/2021		0.00
				valet	30.00
				llock	29.00
				rent	1,872.00
				concothr	-160.00
				Total	1,866.00
430-3108	296412	1,071.00 t0526379	Chakita Jenkins	2,147.00 tech	95.00	0.00	0.00 02/08/2020	05/07/2021		16,640.01
				valet	30.00
				rent	1,672.00
				Total	1,797.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
430-3109	296404	724.00 t0361810	Johnny Montgomery	1,681.00 trash	30.00	200.00	0.00 02/07/2017	03/06/2021	03/06/2021	0.00
				cable	95.00
				rent	1,413.00
				Total	1,538.00
430-3110	296404	724.00 t0511179	Tanae Black	1,681.00 tech	95.00	500.00	0.00 11/15/2019	11/14/2021		-1,705.40
				valet	30.00
				rent	1,467.00
				Total	1,592.00
430-3111	296412	1,071.00 t0453116	Bryan Smith	2,122.00 trash	30.00	500.00	0.00 08/23/2018	06/22/2021		-371.90
				cable	95.00
				rent	1,743.00
				Total	1,868.00
430-3112	296412	1,071.00 VACANT	VACANT	2,122.00	0.00	0.00	0.00			0.00
				Total	0.00
430-4105	296416	1,159.00 t0549843	Evan Smith	2,283.00 rent	1,843.00	500.00	0.00 08/10/2020	08/09/2021		0.00
				tech	95.00
				valet	30.00
				pet	100.00
				pet	40.00
				Total	2,108.00
430-4106	296416	1,159.00 t0437551	Michael Rawlings Jr	2,303.00 trash	30.00	500.00	0.00 05/16/2018	06/30/2021		6,522.75
				insrent	11.00
				parking	50.00
				rent	1,923.00
				tech	95.00
				Total	2,109.00
430-4107	296412	1,071.00 t0515947	Olaniyi Abioye	2,112.00 rent	1,607.00	0.00	0.00 12/23/2019	12/22/2020		79.70
				tech	95.00
				valet	30.00
				llock	29.00
				Total	1,761.00
430-4108	296412	1,071.00 t0368442	David Wills	2,157.00 trash	30.00	0.00	0.00 04/01/2017	04/30/2021		1,120.51
				tech	95.00
				rent	1,803.00
				Total	1,928.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
430-4109	296404	724.00 t0556263	Leaunteen Barnes	1,691.00 rent	1,467.00	0.00	0.00 08/28/2020	08/27/2021		-3,921.35
				valet	30.00
				tech	95.00
				Total	1,592.00
430-4110	296404	724.00 t0507980	Jasmine Chance	1,691.00 tech	95.00	500.00	0.00 10/14/2019	11/13/2021		-30.00
				valet	30.00
				rent	1,426.00
				concothr	-55.00
				Total	1,496.00
430-4111	296412	1,071.00 t0554597	Kayla Davis	2,157.00 rent	1,819.00	2,728.50	0.00 08/20/2020	08/19/2021		1,683.12
				tech	95.00
				valet	30.00
				Total	1,944.00
430-4112	296412	1,071.00 t0559403	Glenisha Thomas	2,122.00 rent	1,794.00	500.00	0.00 10/01/2020	09/30/2021		2,061.51
				tech	95.00
				valet	30.00
				Total	1,919.00
440-1113	296418	1,166.00 t0553494	Damia Barnes	2,306.00 rent	1,884.00	500.00	0.00 09/28/2020	09/27/2021		0.00
				valet	30.00
				tech	95.00
				Total	2,009.00
440-1114	296418	1,166.00 t0554575	Lache Wiggins	2,331.00 rent	1,949.00	0.00	0.00 08/17/2020	08/16/2021		0.00
				tech	95.00
				valet	30.00
				Total	2,074.00
440-1115	296404	724.00 t0463115	Chamille Cash	1,726.00 trash	30.00	720.50	0.00 01/09/2019	02/08/2022		-0.21
				cable	95.00
				rent	1,472.00
				Total	1,597.00
440-1116	296403	723.00 t0531873	Marcus Serrano Vigier	1,679.00 rent	1,510.00	500.00	0.00 03/25/2020	03/24/2021		0.00
				tech	95.00
				valet	30.00
				parking	50.00
				Total	1,685.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
440-1117	296412	1,071.00 t0576836	Sharvey Corley	2,242.00 rent	1,784.00	0.00	0.00 12/22/2020	12/21/2021		0.02
				tech	95.00
				valet	30.00
				Total	1,909.00
440-1118	296403	723.00 t0506658	Corey Wilson	1,699.00 tech	95.00	200.00	0.00 10/10/2019	04/09/2021		0.00
				valet	30.00
				rent	1,555.00
				concothr	-250.00
				insrent	11.00
				Total	1,441.00
440-1119	296404	724.00 t0446810	Michael Edgerton	1,726.00 trash	30.00	500.00	0.00 07/20/2018	07/19/2020		0.00
				cable	95.00
				rent	1,403.00
				Total	1,528.00
440-1120	296403	723.00 VACANT	VACANT	1,699.00	0.00	0.00	0.00			0.00
				Total	0.00
440-1121	296415	1,129.00 t0487268	Rickelle Green	2,292.00 trash	30.00	0.00	0.00 07/18/2019	07/17/2021		46.01
				llock	29.00
				cable	95.00
				insrent	11.00
				rent	1,699.00
				Total	1,864.00
440-1122	296403	723.00 t0541633	Elizabeth Duncan	1,774.00 rent	1,603.00	0.00	0.00 05/23/2020	05/22/2021		9,379.61
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	1,739.00
440-1123	296403	723.00 t0552485	Wilson Starks	1,649.00 rent	1,398.00	500.00	0.00 08/01/2020	07/30/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,523.00
440-1124	296418	1,166.00 t0500612	Patricia Lynch- Epps	2,331.00 tech	95.00	500.00	0.00 10/07/2019	11/06/2021		0.00
				valet	30.00
				rent	1,772.00
				parking	50.00
				Total	1,947.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
440-1125	296404	724.00 t0458326	Shavon Jordan	1,676.00 trash	30.00	500.00	0.00 11/05/2018	12/04/2020		0.00
				cable	95.00
				rent	1,340.00
				Total	1,465.00
440-1126	296412	1,071.00 t0467600	Chelsea Stewart	2,182.00 trash	30.00	852.00	0.00 12/31/2018	04/30/2021		8.87
				tech	95.00
				rent	1,738.00
				Total	1,863.00
440-2113	296418	1,166.00 t0544490	Lakeda Moye	2,276.00 trash	30.00	0.00	0.00 06/01/2020	06/30/2021		1,931.89
				insrent	11.00
				rent	1,859.00
				insrent	11.00
				tech	95.00
				Total	2,006.00
440-2114	296418	1,166.00 t0338373	Patria Gervacio	2,276.00 trash	30.00	0.00	0.00 07/08/2013	01/31/2022		900.00
				cable	95.00
				rent	1,954.00
				Total	2,079.00
440-2115	296404	724.00 t0497336	Kyla Glover	1,696.00 trash	30.00	500.00	0.00 08/09/2019	08/08/2021		0.00
				cable	95.00
				rent	1,558.00
				Total	1,683.00
440-2116	296403	723.00 t0508568	Darnise Bailey	1,649.00 tech	95.00	0.00	0.00 10/12/2019	11/11/2021		0.00
				valet	30.00
				rent	1,404.00
				concothr	-54.00
				Total	1,475.00
440-2117	296412	1,071.00 t0521261	Shola Oyerinde	2,137.00 tech	95.00	0.00	0.00 01/18/2020	08/17/2021		0.00
				valet	30.00
				insrent	11.00
				llock	29.00
				rent	1,636.00
				Total	1,801.00
440-2118	296403	723.00 t0338377	Taura Smith	1,669.00 trash	30.00	0.00	0.00 10/31/2014	05/16/2021		0.00
				cable	95.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				rent	1,568.00
				Total	1,693.00
440-2119	296404	724.00 t0478946	Sharon Montague	1,696.00 trash	30.00	0.00	0.00 04/29/2019	06/28/2021		0.00
				cable	95.00
				rent	1,625.00
				Total	1,750.00
440-2120	296403	723.00 t0338379	Antonette Boynes	1,669.00 trash	30.00	0.00	0.00 04/03/2015	08/23/2021		0.00
				cable	95.00
				rent	1,547.00
				Total	1,672.00
440-2121	296415	1,129.00 t0466382	Rodney Allen	2,317.00 trash	30.00	500.00	0.00 12/30/2018	04/29/2021	04/29/2021	0.00
				rent	1,741.00
				tech	95.00
				Total	1,866.00
440-2122	296403	723.00 t0338381	Rachell Scott	1,669.00 trash	30.00	0.00	0.00 08/31/2014	05/15/2021		0.00
				storage	35.00
				cable	95.00
				rent	1,569.00
				Total	1,729.00
440-2123	296403	723.00 t0436624	Genesis Turman	1,669.00 trash	30.00	500.00	0.00 07/01/2018	06/29/2021		0.00
				cable	95.00
				rent	1,406.00
				concothr	-28.00
				Total	1,503.00
440-2124	296418	1,166.00 t0524914	Angel Bulluck	2,276.00 tech	95.00	200.00	0.00 02/22/2020	05/21/2021		2,160.36
				valet	30.00
				insrent	11.00
				rent	1,880.00
				Total	2,016.00
440-2125	296404	724.00 t0562672	Crystal Herndon	1,671.00 rent	1,671.00	500.00	0.00 10/30/2020	10/29/2021		-171.26
				valet	30.00
				tech	95.00
				Total	1,796.00
440-2126	296412	1,071.00 t0566748	ShaRiece Pinkston	2,137.00 rent	1,709.00	500.00	0.00 10/30/2020	10/29/2021		0.00
				valet	30.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				tech	95.00
				Total	1,834.00
440-3113	296418	1,166.00 t0456851	Nichole Fractious	2,261.00 cable	95.00	500.00	0.00 10/12/2018	11/11/2021		570.00
				insrent	11.00
				rent	1,931.00
				valet	30.00
				Total	2,067.00
440-3114	296418	1,166.00 t0575003	Terence Marcelle	2,261.00 rent	1,899.00	2,848.50	0.00 12/11/2020	12/10/2021		27.10
				tech	95.00
				valet	30.00
				pet	40.00
				Total	2,064.00
440-3115	296404	724.00 t0561961	Quinyardo Mcclain	1,706.00 rent	1,492.00	746.00	0.00 11/11/2020	11/10/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,617.00
440-3116	296403	723.00 t0501650	Willie Mosley	1,659.00 tech	95.00	0.00	0.00 09/13/2019	10/12/2021		0.00
				valet	30.00
				llock	29.00
				rent	1,422.00
				Total	1,576.00
440-3117	296412	1,071.00 t0473634	Kayla Stocks	2,122.00 trash	30.00	500.00	0.00 04/11/2019	06/10/2021		0.00
				cable	95.00
				rent	1,774.00
				Total	1,899.00
440-3118	296403	723.00 t0366869	Quentin Hart	1,679.00 trash	30.00	699.50	0.00 05/20/2017	07/28/2021		0.00
				cable	95.00
				rent	1,514.00
				Total	1,639.00
440-3119	296404	724.00 t0408712	Brittny Barnes	1,661.00 trash	30.00	0.00	0.00 12/02/2017	01/01/2022		0.00
				cable	95.00
				rent	1,442.00
				concothr	-49.00
				Total	1,518.00
440-3120	296403	723.00 t0438559	Delaney Harris	1,679.00 trash	30.00	2,794.00	0.00 06/19/2018	07/18/2021		0.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				insrent	11.00
				tech	95.00
				rent	1,441.00
				Total	1,577.00
440-3121	296415	1,129.00 VACANT	VACANT	2,247.00	0.00	0.00	0.00			0.00
				Total	0.00
440-3122	296403	723.00 t0560242	Aniah Coley	1,679.00 rent	1,488.00	744.00	0.00 09/14/2020	09/13/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,613.00
440-3123	296403	723.00 VACANT	VACANT	1,679.00	0.00	0.00	0.00			0.00
				Total	0.00
440-3124	296418	1,166.00 t0558303	Lawrence Taylor	2,261.00 rent	1,868.00	0.00	0.00 09/01/2020	04/30/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,993.00
440-3125	296404	724.00 t0509807	Harold Miles	1,706.00 tech	95.00	200.00	0.00 12/14/2019	12/13/2021		4.97
				valet	30.00
				rent	1,414.00
				concothr	-48.00
				insrent	11.00
				Total	1,502.00
440-3126	296412	1,071.00 t0494204	Jasmine Burriss	2,122.00 cable	95.00	0.00	0.00 08/17/2019	09/16/2021		5,087.68
				trash	30.00
				llock	29.00
				rent	1,596.00
				Total	1,750.00
440-4113	296418	1,166.00 t0347572	Adrienne McElhaney	2,271.00 trash	30.00	0.00	0.00 10/01/2016	11/30/2021		0.00
				cable	95.00
				rent	2,022.00
				Total	2,147.00
440-4114	296418	1,166.00 t0572635	Lakeysha Davin	2,271.00 rent	1,899.00	0.00	0.00 11/20/2020	11/19/2021		0.00
				tech	95.00
				valet	30.00
				pet	40.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Total	2,064.00
440-4115	296404	724.00 t0457346	Krystle McCloney	1,691.00 tech	95.00	650.00	0.00 11/01/2018	11/30/2021		0.00
				valet	30.00
				rent	1,447.00
				concothr	-56.00
				Total	1,516.00
440-4116	296403	723.00 VACANT	VACANT	1,669.00	0.00	0.00	0.00			0.00
				Total	0.00
440-4117	296412	1,071.00 t0575542	Anozie Dike	2,132.00 rent	1,650.00	824.97	0.00 12/17/2020	12/16/2021		683.88
				tech	95.00
				valet	30.00
				Total	1,775.00
440-4118	296403	723.00 t0547213	Kelsey Jenkins	1,689.00 rent	1,518.00	500.00	0.00 06/25/2020	06/24/2021		1,496.46
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	1,654.00
440-4119	296404	724.00 t0462959	Deneen Robin	1,691.00 cable	95.00	500.00	0.00 01/13/2019	01/12/2022		0.00
				rent	1,466.00
				valet	30.00
				concothr	-50.00
				Total	1,541.00
440-4120	296403	723.00 t0561837	Joy Greaves	1,689.00 rent	1,498.00	500.00	0.00 09/30/2020	09/29/2021		0.00
				valet	30.00
				tech	95.00
				Total	1,623.00
440-4121	296415	1,129.00 t0535962	Christopher Chapman Jr	2,257.00 rent	1,803.00	901.50	0.00 05/11/2020	05/10/2021		0.73
				tech	95.00
				valet	30.00
				Total	1,928.00
440-4122	296403	723.00 t0510589	Christian Pirnot	1,689.00 tech	95.00	0.00	0.00 10/25/2019	09/24/2021		0.00
				valet	30.00
				llock	29.00
				rent	1,431.00
				Total	1,585.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
440-4123	296403	723.00 t0545109	William Carr	1,689.00 rent	1,518.00	3,036.00	0.00 06/19/2020	06/18/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,643.00
440-4124	296418	1,166.00 t0463398	Andrea Scott	2,271.00 trash	30.00	800.00	0.00 01/11/2019	02/10/2021	02/10/2021	1,947.36
				cable	95.00
				insrent	11.00
				rent	1,667.00
				Total	1,803.00
440-4125	296404	724.00 t0469715	Jaclyn Smith	1,716.00 trash	30.00	500.00	0.00 02/08/2019	02/17/2021		0.00
				insrent	11.00
				cable	95.00
				rent	1,369.00
				Total	1,505.00
440-4126	296412	1,071.00 t0557269	Timothy Bartley	2,132.00 rent	1,804.00	902.00	0.00 10/07/2020	10/06/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,929.00
441-1046	296418	1,166.00 t0532084	Reani Lewis	2,326.00 rent	2,025.00	0.00	0.00 03/25/2020	03/24/2021		1,566.62
				tech	95.00
				valet	30.00
				storage	60.00
				Total	2,210.00
441-1047	296418	1,166.00 MODEL	MODEL	2,302.00	0.00	0.00	0.00			0.00
				Total	0.00
441-1048	296404	724.00 t0338614	Laura White	1,746.00 trash	30.00	0.00	0.00 12/09/2011	09/10/2021		0.00
				parking	50.00
				tech	95.00
				rent	1,587.00
				Total	1,762.00
441-1049	296404	724.00 t0495692	Gustavo Bora	1,746.00 trash	30.00	500.00	0.00 08/02/2019	02/01/2021	02/01/2021	0.00
				cable	95.00
				rent	1,706.00
				Total	1,831.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
441-1050	296412	1,071.00 t0545591	Keith Willie	2,187.00 rent	1,874.00	3,748.00	0.00 06/25/2020	06/24/2021		6,198.52
				tech	95.00
				valet	30.00
				Total	1,999.00
441-1051	296412	1,071.00 t0404073	Holly Thompson	2,187.00 trash	30.00	1,613.00	0.00 10/28/2017	10/27/2021		-0.24
				cable	95.00
				insrent	11.00
				rent	1,813.00
				Total	1,949.00
441-2046	296418	1,166.00 t0464114	Raymond Tucker	2,296.00 cable	95.00	500.00	0.00 12/29/2018	10/31/2021		3.90
				rent	1,827.00
				pet	40.00
				valet	30.00
				insrent	11.00
				Total	2,003.00
441-2047	296418	1,166.00 t0553595	Jacklyn Reeves	2,296.00 rent	1,874.00	0.00	0.00 08/19/2020	08/18/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,999.00
441-2048	296404	724.00 VACANT	VACANT	1,696.00	0.00	0.00	0.00			0.00
				Total	0.00
441-2049	296404	724.00 t0536621	Jamaal Carrington	1,716.00 rent	1,477.00	0.00	0.00 05/22/2020	05/21/2021		3,283.30
				tech	95.00
				valet	30.00
				Total	1,602.00
441-2050	296412	1,071.00 t0551349	Mekayla Lee	2,157.00 rent	1,779.00	2,668.50	0.00 07/31/2020	07/30/2021		0.00
				valet	30.00
				tech	95.00
				Total	1,904.00
441-2051	296412	1,071.00 t0341239	Michael Russell	2,157.00 trash	30.00	250.00	0.00 09/15/2016	03/14/2021		-2.51
				cable	95.00
				rent	1,759.00
				Total	1,884.00
441-3046	296418	1,166.00 t0368563	Janinne Stinson	2,306.00 trash	30.00	200.00	0.00 07/21/2017	08/20/2021		0.00
				parking	50.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				cable	95.00
				rent	1,777.00
				Total	1,952.00
441-3047	296418	1,166.00 t0509069	Denean Brighthaupt	2,306.00 tech	95.00	880.50	0.00 11/22/2019	12/21/2021		0.00
				valet	30.00
				rent	1,823.00
				concothr	-62.00
				Total	1,886.00
441-3048	296404	724.00 t0472985	Marcella Richardson	1,726.00 trash	30.00	500.00	0.00 03/25/2019	04/24/2021		0.00
				cable	95.00
				rent	1,573.00
				Total	1,698.00
441-3049	296404	724.00 t0548662	Miguel Mcintosh	1,726.00 rent	1,517.00	2,275.00	0.00 07/02/2020	07/01/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,642.00
441-3050	296412	1,071.00 t0518155	Tanisha Watson	2,167.00 tech	95.00	840.50	0.00 12/05/2019	12/04/2020		8.87
				valet	30.00
				pet	80.00
				insrent	11.00
				rent	1,681.00
				Total	1,897.00
441-3051	296412	1,071.00 t0573945	Donna Berry	2,167.00 rent	1,784.00	500.00	0.00 12/01/2020	11/30/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,909.00
441-4046	296418	1,166.00 t0497799	Gibbons Dyson	2,336.00 tech	95.00	0.00	0.00 10/18/2019	11/17/2021		0.00
				valet	30.00
				rent	1,821.00
				concothr	-70.00
				Total	1,876.00
441-4047	296418	1,166.00 VACANT	VACANT	2,331.00	0.00	0.00	0.00			0.00
				Total	0.00
441-4048	296404	724.00 t0415082	Daisy Patterson	1,736.00 tech	95.00	0.00	0.00 12/04/2017	10/03/2021		0.00
				storage	135.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				rent	1,497.00
				valet	30.00
				Total	1,757.00
441-4049	296404	724.00 t0526676	Bobby Bowden	1,736.00 rent	1,437.00	500.00	0.00 03/21/2020	03/20/2021		0.00
				tech	95.00
				valet	30.00
				parking	50.00
				Total	1,612.00
441-4050	296412	1,071.00 t0492229	Ibraheem Majekodunmi	2,177.00 trash	30.00	0.00	0.00 07/19/2019	08/18/2021		0.00
				llock	29.00
				cable	95.00
				rent	1,663.00
				Total	1,817.00
441-4051	296412	1,071.00 t0544581	Isha Kargbo	2,177.00 rent	1,864.00	932.00	0.00 06/15/2020	06/14/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,989.00
450-1052	296419	1,170.00 VACANT	VACANT	2,304.00	0.00	0.00	0.00			0.00
				Total	0.00
450-1053	296416	1,159.00 t0470581	Darlene Wheeler	2,218.00 trash	30.00	500.00	0.00 03/01/2019	06/30/2021		-0.32
				cable	95.00
				rent	1,755.00
				Total	1,880.00
450-1054	296403	723.00 t0573052	Richard Grace	1,654.00 rent	1,498.00	1,498.00	0.00 11/23/2020	11/22/2021		0.00
				tech	95.00
				valet	30.00
				parking	50.00
				pet	40.00
				Total	1,713.00
450-1055	296404	724.00 t0565419	Christine Awe	1,676.00 rent	1,497.00	2,245.00	0.00 11/04/2020	11/03/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,622.00
450-1056	296413	1,075.00 t0452711	Larry Bailey	2,285.00 trash	30.00	500.00	0.00 08/25/2018	06/24/2021		0.00
				cable	95.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				rent	1,793.00
				Total	1,918.00
450-1057	296412	1,071.00 t0576782	Brittany Jones	2,092.00 rent	1,709.00	3,328.24	0.00 01/08/2021	01/07/2022		0.00
				tech	95.00
				valet	30.00
				pet	80.00
				Total	1,914.00
450-2052	296419	1,170.00 t0342624	James Thomas	2,259.00 trash	30.00	0.00	0.00 09/03/2016	09/02/2021		0.00
				tech	95.00
				rent	1,695.00
				Total	1,820.00
450-2053	296416	1,159.00 t0338420	Elwood Davis	2,238.00 storage	60.00	1,746.00	0.00 01/30/2008	01/31/2022		0.00
				cable	95.00
				rent	1,996.00
				valet	30.00
				Total	2,181.00
450-2054	296408	833.00 t0516767	Morgan Jones	1,993.00 tech	95.00	789.50	0.00 12/11/2019	01/10/2022		0.00
				valet	30.00
				rent	1,616.00
				concothr	-35.00
				Total	1,706.00
450-2055	296404	724.00 t0385732	Bianca Dade	1,696.00 trash	30.00	0.00	0.00 09/18/2017	03/17/2021	06/30/2021	0.00
				cable	95.00
				rent	1,557.00
				parking	50.00
				Total	1,732.00
450-2056	296413	1,075.00 VACANT	VACANT	2,100.00	0.00	0.00	0.00			0.00
				Total	0.00
450-2057	296412	1,071.00 t0338859	Modestine Montgomery	2,112.00 trash	30.00	1,579.00	0.00 07/31/2016	10/30/2021		0.00
				insrent	11.00
				cable	95.00
				rent	1,732.00
				Total	1,868.00
450-2059	296402	675.00 t0338424	Martina Beckum	1,543.00 trash	30.00	0.00	0.00 07/25/2014	01/31/2022		0.00
				insrent	11.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				tech	95.00
				rent	1,487.00
				llock	29.00
				Total	1,652.00
450-3052	296419	1,170.00 t0370893	Theresa Graves	2,269.00 trash	30.00	0.00	0.00 06/07/2017	06/06/2021		0.00
				storage	135.00
				tech	95.00
				rent	1,951.00
				Total	2,211.00
450-3053	296416	1,159.00 VACANT	VACANT	2,313.00	0.00	0.00	0.00			0.00
				Total	0.00
450-3054	296408	833.00 t0558835	Nikiva Minnix	2,003.00 rent	1,591.00	500.00	0.00 09/08/2020	09/07/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,716.00
450-3055	296404	724.00 t0387971	Blair Williams	1,706.00 pet	40.00	1,311.00	0.00 10/03/2017	10/02/2021		0.00
				cable	95.00
				valet	30.00
				rent	1,455.00
				Total	1,620.00
450-3056	296413	1,075.00 t0497728	Jasmine Young	2,110.00 cable	95.00	0.00	0.00 08/09/2019	09/08/2021		0.00
				trash	30.00
				rent	1,581.00
				Total	1,706.00
450-3057	296412	1,071.00 t0549810	Daniel Otchere	2,087.00 rent	1,709.00	1,709.00	0.00 07/26/2020	07/25/2021		0.00
				valet	30.00
				tech	95.00
				Total	1,834.00
450-3058	296403	723.00 t0338860	Macolin Khem	1,659.00 trash	30.00	0.00	0.00 08/01/2016	09/28/2021		0.00
				cable	95.00
				rent	1,542.00
				Total	1,667.00
450-3059	296402	675.00 t0418126	Taylor Strong	1,553.00 trash	30.00	0.00	0.00 02/02/2018	02/01/2021		0.00
				pet	40.00
				rent	1,359.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				tech	95.00
				Total	1,524.00
450-4052	296419	1,170.00 t0551739	Twanna Duncan	2,279.00 rent	1,825.00	2,778.00	0.00 07/22/2020	07/21/2021		1,074.05
				tech	95.00
				valet	30.00
				Total	1,950.00
450-4053	296416	1,159.00 t0512106	Leon Rutland	2,258.00 tech	95.00	500.00	0.00 01/14/2020	01/13/2021		0.00
				valet	30.00
				pet	40.00
				rent	1,857.00
				Total	2,022.00
450-4054	296408	833.00 VACANT	VACANT	2,013.00	0.00	0.00	0.00			0.00
				Total	0.00
450-4055	296404	724.00 t0551628	Gina Cardoza	1,856.00 rent	1,492.00	746.00	0.00 07/24/2020	07/23/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,617.00
450-4056	296413	1,075.00 t0517149	Trina Walker	2,120.00 tech	95.00	0.00	0.00 12/16/2019	12/15/2021		0.00
				valet	30.00
				pet	40.00
				rent	1,664.00
				Total	1,829.00
450-4057	296412	1,071.00 t0505152	Glenda Cabrera	2,097.00 tech	95.00	0.00	0.00 09/24/2019	10/23/2020		0.00
				valet	30.00
				rent	1,551.00
				Total	1,676.00
450-4058	296403	723.00 t0551103	Terrance Morrison	1,669.00 rent	1,418.00	709.00	0.00 07/17/2020	07/16/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,543.00
450-4059	296402	675.00 t0493342	Autumn Jacobs	1,563.00 trash	30.00	500.00	0.00 07/15/2019	08/14/2021		0.00
				cable	95.00
				rent	1,383.00
				Total	1,508.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
451-1037	296403	723.00 t0564201	Dominique Joseph	1,699.00 rent	1,543.00	500.00	0.00 10/15/2020	10/14/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,668.00
451-1040	296412	1,071.00 t0338637	Andrea Short	2,187.00 trash	30.00	1,701.00	0.00 08/28/2015	02/20/2021		0.08
				cable	95.00
				rent	1,715.00
				Total	1,840.00
451-1041	296412	1,071.00 t0521655	Edgardo Hernandez	2,162.00 rent	1,656.00	0.00	0.00 01/25/2020	04/24/2021		2,974.25
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	1,792.00
451-1042	296404	724.00 t0338639	Ezhaun Coleman	1,746.00 trash	30.00	0.00	0.00 05/31/2016	08/27/2021		0.00
				tech	95.00
				rent	1,556.00
				Total	1,681.00
451-1043	296403	723.00 t0555476	Nicole Stevens	1,699.00 rent	1,413.00	1,206.50	0.00 08/14/2020	08/13/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,538.00
451-1044	296416	1,159.00 t0503984	Lynette Williams	2,273.00 tech	95.00	0.00	0.00 10/04/2019	10/03/2021		0.00
				valet	30.00
				rent	1,719.00
				concothr	-90.00
				Total	1,754.00
451-1045	296418	1,166.00 VACANT	VACANT	2,326.00	0.00	0.00	0.00			0.00
				Total	0.00
451-2037	296405	737.00 t0484677	Ana Pena	1,700.00 trash	30.00	0.00	0.00 05/31/2019	06/30/2021		0.00
				llock	29.00
				cable	95.00
				rent	1,517.00
				concothr	-45.00
				Total	1,626.00
451-2038	296402	675.00 t0445220	Olive Johnson	1,563.00 trash	30.00	649.50	0.00 07/17/2018	06/22/2021		120.48

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				cable	95.00
				rent	1,456.00
				Total	1,581.00
451-2040	296420	1,170.00 t0536624	Brianna Coachman	2,319.00 rent	1,760.00	0.00	0.00 04/29/2020	04/28/2021		0.00
				valet	30.00
				tech	95.00
				Total	1,885.00
451-2041	296412	1,071.00 t0528010	Gaurav Kumar	2,132.00 tech	95.00	1,651.00	0.00 02/22/2020	02/21/2022		0.00
				valet	30.00
				rent	1,651.00
				Total	1,776.00
451-2042	296404	724.00 t0553670	Chaliyah Ward	1,716.00 rent	1,502.00	0.00	0.00 09/28/2020	09/27/2021		2,917.68
				valet	30.00
				tech	95.00
				insrent	11.00
				Total	1,638.00
451-2043	296408	833.00 t0464897	Andrew Kirkland	2,013.00 trash	30.00	0.00	0.00 12/15/2018	02/14/2022		-0.10
				cable	95.00
				rent	1,703.00
				llock	29.00
				Total	1,857.00
451-2044	296416	1,159.00 t0549346	Shelia Phillips	2,283.00 rent	1,818.00	904.00	0.00 07/07/2020	07/06/2021		2,066.11
				tech	95.00
				valet	30.00
				Total	1,943.00
451-2045	296418	1,166.00 t0554319	Daisy Adoah	2,296.00 rent	1,874.00	2,811.00	0.00 08/14/2020	08/13/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,999.00
451-3037	296405	737.00 t0477857	Melanie Countee	1,795.00 trash	30.00	0.00	0.00 03/19/2019	03/18/2021		0.00
				cable	95.00
				rent	1,389.00
				Total	1,514.00
451-3038	296402	675.00 VACANT	VACANT	1,613.00	0.00	0.00	0.00			0.00
				Total	0.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
451-3039	296403	723.00 VACANT	VACANT	1,719.00	0.00	0.00	0.00			0.00
				Total	0.00
451-3040	296412	1,071.00 t0562922	Alexus Guy	2,207.00 rent	1,899.00	0.00	0.00 10/16/2020	10/15/2021		2,000.00
				tech	95.00
				valet	30.00
				Total	2,024.00
451-3041	296412	1,071.00 t0534385	Denise Chisolm	2,207.00 rent	1,884.00	0.00	0.00 04/10/2020	04/09/2021		0.00
				tech	95.00
				valet	30.00
				Total	2,009.00
451-3042	296404	724.00 t0523492	Kenneth Nelson	1,741.00 rent	1,636.00	500.00	0.00 01/17/2020	04/16/2021	04/14/2021	1,621.13
				tech	95.00
				valet	30.00
				Total	1,761.00
451-3043	296408	833.00 t0502845	Antoinette Jones	2,063.00 tech	95.00	0.00	0.00 09/20/2019	10/19/2021		3,563.20
				valet	30.00
				pet	40.00
				rent	1,521.00
				Total	1,686.00
451-3044	296416	1,159.00 t0562527	Nichelle Laws	2,333.00 rent	1,948.00	0.00	0.00 10/01/2020	09/30/2021		4,423.41
				tech	95.00
				valet	30.00
				Total	2,073.00
451-3045	296418	1,166.00 t0555324	Sydney Richardson	2,346.00 rent	1,964.00	0.00	0.00 08/20/2020	08/19/2021		3,562.82
				tech	95.00
				valet	30.00
				parking	50.00
				Total	2,139.00
451-4037	296403	723.00 t0572109	Fitzroy Addman	1,689.00 rent	1,525.00	500.00	0.00 11/12/2020	11/11/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,650.00
451-4038	296402	675.00 t0418166	Amanda Walker	1,583.00 tech	95.00	0.00	0.00 12/26/2017	11/25/2021		0.00
				valet	30.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				rent	1,434.00
				concothr	-55.00
				Total	1,504.00
451-4039	296403	723.00 t0487640	Jamell Hamm	1,629.00 trash	30.00	500.00	0.00 07/10/2019	08/09/2021		0.00
				cable	95.00
				rent	1,506.00
				Total	1,631.00
451-4040	296412	1,071.00 t0474258	Lacey Akinyemi	2,177.00 trash	30.00	0.00	0.00 03/08/2019	04/07/2021		1,050.51
				tech	95.00
				insrent	11.00
				rent	1,772.00
				Total	1,908.00
451-4041	296412	1,071.00 t0575795	Roberta Stukes	2,152.00 rent	1,749.00	2,623.50	0.00 12/15/2020	12/14/2021		2,035.00
				tech	95.00
				valet	30.00
				Total	1,874.00
451-4042	296404	724.00 t0572294	Britney Gist	1,736.00 rent	1,499.00	500.00	0.00 12/03/2020	12/02/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,624.00
451-4043	296408	833.00 t0538272	Kingsley Abebe	2,033.00 rent	1,706.00	0.00	0.00 06/01/2020	05/31/2021		-0.29
				tech	95.00
				valet	30.00
				parking	50.00
				Total	1,881.00
451-4044	296416	1,159.00 VACANT	VACANT	2,303.00	0.00	0.00	0.00			0.00
				Total	0.00
451-4045	296418	1,166.00 VACANT	VACANT	2,316.00	0.00	0.00	0.00			0.00
				Total	0.00
Future Residents/Applicants
400-3065	296403	723.00 t0580360	Tamaria Hill	1,679.00	0.00	500.00	0.00 01/21/2021	01/20/2022		0.00
				Total	0.00
401-1035	296404	724.00 t0582644	Tiara Holbert-Tolson	1,721.00	0.00	500.00	0.00 02/04/2021	02/03/2022		0.00
				Total	0.00

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge		Amount	Resident	Other Move In		Lease	Move Out	Balance
		Sq Ft		Rent Code			Deposit	Deposit		Expiration
410-3078	296404	724.00 t0582805	Erica Gamble	1,681.00		0.00	0.00	0.00 02/16/2021		01/10/2022		0.00
					Total	0.00
411-1009	296422	1,275.00 t0582107	Tiffany Worthy	2,491.00		0.00	500.00	0.00 03/11/2021		03/10/2022		0.00
					Total	0.00
411-1012	296422	1,275.00 t0582159	Tashia Perry	2,491.00		0.00	0.00	0.00 02/05/2021		02/04/2022		0.00
					Total	0.00
420-1104	296412	1,071.00 t0579142	Angela Kim Sinkfield-Jefferson	2,142.00		0.00	500.00	0.00 01/20/2021		01/19/2022		0.00
					Total	0.00
420-3101	296404	724.00 t0575691	Adelowo Adeyera	1,706.00		0.00	500.00	0.00 01/29/2021		02/07/2022		0.00
					Total	0.00
420-4100	296412	1,071.00 t0580096	Keara Richardson	2,157.00		0.00	500.00	0.00 02/22/2021		02/21/2022		0.00
					Total	0.00
430-1107	296412	1,071.00 t0580368	Jasmine Williams-Luster	2,167.00		0.00	500.00	0.00 01/20/2021		01/19/2022		0.00
					Total	0.00
430-3112	296412	1,071.00 t0580298	Marisha Addison	2,122.00		0.00	500.00	0.00 02/08/2021		02/07/2022		0.00
					Total	0.00
440-1120	296403	723.00 t0582633	Brian Koonce	1,699.00		0.00	500.00	0.00 01/27/2021		01/13/2022		0.00
					Total	0.00
441-2048	296404	724.00 t0582795	Rajah Muckle Smith	1,696.00		0.00	500.00	0.00 01/22/2021		01/21/2022		0.00
					Total	0.00
450-2056	296413	1,075.00 t0582723	Andre Randall	2,100.00		0.00	500.00	0.00 01/28/2021		01/27/2022		0.00
					Total	0.00
451-3038	296402	675.00 t0581227	Troy Jessup Jr	1,613.00		0.00	500.00	0.00 02/01/2021		01/31/2022		0.00
					Total	0.00
		Total	Century Summerfield(centsum)	958,499.00		779,605.80	225,659.03	0.00				359,793.32
Summary Groups				Square	Market	Lease	Security	Other	# Of	% Unit	% Sqft	Balance
				Footage	Rent	Charges	Deposit	Deposits	Units	Occupancy	Occupied
Current/Notice/Vacant Residents				452,876.00	958,499.00	779,605.80	219,659.03	0.00 478.00		90.79	90.80	359,793.32

1/20/2021 12:50 PM

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 01/19/2021

Month Year = 12/2020

Unit	Unit Type	Unit Resident	Name	Market Charge		Amount	Resident	Other Move In		Lease	Move Out	Balance
		Sq Ft		Rent Code			Deposit	Deposit		Expiration
Future Residents/Applicants				12,926.00	27,465.00	0.00	6,000.00	0.00	14.00			0.00
Occupied Units				411,252.00	870,219.00				434	90.79	90.80
Total Non Rev Units				1,166.00	2,302.00				1	0.20	0.28
Total Vacant Units				40,458.00	85,978.00				43	8.99	8.95
Totals:				452,876.00	958,499.00	779,605.80	225,659.03	0.00	478	100.00	100.00	359,793.32

Summary of Charges by Charge Code
(Current/Notice Residents Only)
Charge Code	Amount
trash	5,700.00
tech	27,550.00
insrent	847.00
rent	724,361.00
valet	7,320.00
concothr	-4,092.00
cable	13,680.00
llock	1,247.00
parking	2,515.00
pet	1,140.00
storage	1,600.00
petrent	40.00
empoffex	-2,400.50
damage	98.30
Total	779,605.80

Schedule 1.6(a)

EARNEST MONEY WIRING INSTRUCTIONS

[SEE ATTACHED PAGES]

900 Stewart Avenue, Suite 130	Tel: (516) 248-1180 Fax: (516)248-7596
Garden City, NY 11530	Email: swaleski@continentalabs.com

File Number: CAMD-39001	Type: Purchase	Purchase Amount: $115,500,000.00	Loan Amount:	$0.00
Seller:	Centennial Summerfield LLC, a Delaware Limited Liability Company
Buyer:	AH Property Investment Company LLC
Property Address:	Garrett A Morgan Boulevard, Landover, MD 20785
Warfield Drive, Landover, MD 20785

Wiring Instructions

Bank Name:	BankUnited
Bank Address:	14817 Oak Ln
City/State/Zip:	Miami, FL 33016
For The Benefit of:	Continental Abstract, LLC
Escrow Account
Account Number:	9855172630
Wire Routing Number:	267090594

Please Note:

•	In order to credit the correct account, it is important for our File Number to appear on the wire.
•

If the funds and disbursement /wiring instructions are not received by 2PM (12PM Fridays), we cannot guarantee funding by the end of business that day and the Company will not be responsible for additional interest and/or penalties that may be due.

Schedule 2.7

FORM OF CERTIFICATE OF COMPLIANCE

FORM OF CERTIFICATE OF COMPLIANCE

This Certificate of Compliance (“Certificate”) is made this ____ day of ___________, 20____ by PRINCE GEORGE’S COUNTY, MARYLAND, a public body, corporate and politic (“County”) on behalf of the PRINCE GEORGE’S COUNTY DEPARTMENT OF HOUSING AND COMMUNITY DEVELOPMENT.

__________________, _________________ ("Seller") and ____________________, ________________ ("Purchaser") have entered into a bona fide [Purchase and Sale Agreement dated as of ______________, as amended by that certain First Amendment to Purchase and Sale Agreement] dated as of ______________, 20____ (“Agreement”) for the sale of the multifamily rental facility commonly known as _________________ and located at __________________, Maryland, as more particularly described on the legal description attached hereto as Exhibit “A” and incorporated by reference herein (“Property”). It is hereby acknowledged that Purchaser may assign rights under the Agreement prior to or in connection with closing on the purchase of the Property to one or more of affiliates (hereinafter referred to collectively as “Assignee(s)”). Purchaser shall notify the County of any such assignment.

The County, acting through the Prince George’s Department of Housing and Community Development (“DHCD”), hereby certifies that the Seller complied with and satisfied the right of first refusal provisions of Prince George’s County Code 13-1110 et. seq. (“Code”) with respect to the above described of the Property from the Seller to the Purchaser or Assignee.

This Certificate is to be recorded among the Land Records of Prince George’s County, Maryland. Notice as to the recordation date and the liber and folio numbers for this Certificate will be provided to DHCD.

[SIGNATURE PAGE FOLLOWS]

PRINCE GEORGE'S COUNTY, MARYLAND

By:
Name:
Title:

COUNTY OF PRINCE GEORGE'S

STATE OF MARYLAND

On this ____ day of ______________________, 20____, before me personally appeared ___________________, known to me to be the person whose name is subscribed to the foregoing instrument as the _____________________________ for Prince George's County, Maryland, who did duly acknowledge that he executed the foregoing Certificate of Compliance on behalf of the Prince George's County, Maryland.

Subscribed and sworn to before me this ___ day of ___________________, 20____.

[NOTARY SEAL]
Notary Public
My commission Expires:
[Add Exhibit]

Schedule 4.2(a)

FORM OF SPECIAL WARRANTY DEED

Upon recordation return to:

Election District:

SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED, made as of the ______day of ________, 20__, by and between __________________, a __________________ (“Grantor”), and______________________, a ______________________ (“Grantee”).

- WITNESSETH -

THAT IN CONSIDERATION of the sum of ___________________ and No/100 Dollars ($____), the receipt of which is hereby acknowledged, Grantor does grant and convey unto Grantee, in fee simple, all that property situate in Prince George’s County, Maryland, and described as follows (the “Property”):

See Exhibit “A” attached hereto and incorporated herein by reference.

SUBJECT TO all matters of record and all of the covenants, restrictions, covenants, reservations, easements and other provisions of record (which are incorporated herein by reference as if the same had been fully set forth in this Deed).  Grantee, by acceptance of this Deed, hereby assumes and agrees to be bound by the foregoing.

TOGETHER with all improvements thereon and all rights, privileges, appurtenances and advantages thereto belonging, or in anywise appertaining.

TO HAVE AND TO HOLD the said Property and premises above described and mentioned, and hereby intended to be conveyed, together with the rights, privileges, appurtenances and advantages thereto belonging or appertaining unto and to the proper use and benefit of Grantee in fee simple.

AND Grantor covenants that it will warrant specially the property hereby granted and that it will execute such further assurances of the same as may be requisite, subject to the Permitted Exceptions.

AND Grantor hereby certifies and makes affidavit under the penalties of perjury that (i) the consideration paid or to be paid for the foregoing conveyance is as set forth above and that there are no mortgages or deeds of trust assumed by Grantee, and (ii) Grantor is a “resident entity” within the meaning of Section 10-912 of the Tax-General Article of the Annotated Code of Maryland.

[Signature page follows]

IN WITNESS WHEREOF, Grantor has caused this Deed to be properly executed and sealed the day and year first above written.

GRANTOR:

_________________________.
a

By:
Name:
Title:

STATE OF	*
		*	to wit:
COUNTY OF		*

I hereby certify, that on this ____ day of ______________________________, in the year 2021, before the subscriber, personally appeared _______________________, who acknowledged himself or herself to be the _________________ ___of  _________________________________, a _________________, and acknowledged the foregoing deed to be his or her act.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My Commission Expires:
[NOTARIAL SEAL]

EXHIBIT “A”

Legal Description

Exhibit A-1

ATTORNEY CERTIFICATION

I HEREBY CERTIFY THAT I am an attorney duly licensed to practice before the Court of Appeals of Maryland, and that this Deed was prepared by me or under my supervision.

Name:

Schedule 4.2(b)

[FORM OF BILL OF SALE AND ASSIGNMENT AND ASSUMPTION
OF LEASES AND SERVICE CONTRACTS]

*  *  *

BILL OF SALE AND ASSIGNMENT AND ASSUMPTION
OF LEASES AND SERVICE CONTRACTS

This Bill of Sale and Assignment and Assumption of Leases and Service Contracts (this “Agreement”) is made and entered into this ____ day of _____, 202_, by and between CENTENNIAL SUMMERFIELD, LLC, a Delaware limited liability company (“Seller”), and ___________________, a ___________ (“Purchaser”).

W I T N E S S E T H:

WHEREAS, Seller and [AH Property Investment Company LLC], predecessor-in-interest to Purchaser have previously entered into that certain Purchase and Sale Agreement, dated _____, 202_ [DESCRIBE AMENDMENTS, IF APPLICABLE] (the “Contract”), having [NAME OF ESCROW AGENT] as party for the limited purposes set forth therein;

WHEREAS, capitalized terms used in this Agreement not otherwise defined herein shall have the meanings ascribed to such terms in the Contract;

WHEREAS, concurrently with the execution and delivery of this Agreement and pursuant to the Contract, Seller is conveying to Purchaser, by Special Warranty Deed, the Real Property; and

WHEREAS, pursuant to the Contract, Seller has agreed to convey to Purchaser certain personal property and assign to Purchaser certain leases and service contracts as set forth therein.

NOW, THEREFORE, in consideration of the receipt of Ten Dollars ($10.00), the assumptions by Purchaser hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1. Bill of Sale:  Seller hereby sells, assigns, transfers and conveys to Purchaser the Tangible Personal Property, as scheduled on Exhibit A, attached hereto and made part hereof by this reference, and the Intangible Property.  Seller warrants to Purchaser that Seller has full right, power and authority to sell the Tangible Personal Property and to make this Bill of Sale.  Seller further warrants to Purchaser that Seller has not conveyed to any third party the Intangible Property.

2. Assignment and Assumption of Leases:

(a) Seller hereby sells, assigns, transfers and conveys to Purchaser all of Seller's right, title and interest as landlord in, to and under the Leases, as scheduled on Exhibit B, attached hereto and made part hereof by this reference, together with any and all unapplied refundable tenant security and other unapplied refundable deposits in Seller's possession with respect to the Leases as of the date of this Agreement (collectively, the “Deposits”) and all guaranties of the tenant’s obligations under the Leases, if any.  The assignment of the Deposits has been made by means of a credit or payment on the closing statement executed by Seller and Purchaser.

(b) Purchaser hereby assumes all obligations imposed upon landlord under the Leases and liabilities, in each case, arising on or after the date hereof to be performed by Assignor, as landlord, under the Leases, for the duration of the respective terms thereof. Seller shall remain responsible for all obligations imposed upon landlord under the Leases and liabilities, in each case, arising prior to the date hereof to be performed by Assignor, as landlord, under the Leases.

(c) For purposes of this Paragraph 2, the word “landlord” means the landlord, lessor or other equivalent party under any of the Leases, and the word “tenant” means the tenant, lessee or other equivalent party under any of the Leases.

3. Assignment and Assumption of Service Contracts:

(a) Seller hereby sells, assigns, transfers and conveys to Purchaser the Designated Service Contracts, as scheduled on Exhibit C, attached hereto and made part hereof by this reference.

(b) Purchaser hereby assumes all obligations imposed upon the Designated Service Contracts and liabilities, in each case, arising on or after the date hereof to be performed by Seller under the Designated Service Contracts for the duration of the respective terms thereof. Seller shall remain responsible for all obligations imposed under the Designated Service Contracts and liabilities, in each case, arising prior to the date hereof to be performed by Seller, under the Designated Service Contracts.

4. Qualifications.  This Agreement is subject to those provisions of the Contract limiting Seller’s liability to Purchaser, including but not limited to Section 11.20 of the Contract.

5. Counterparts.  This Agreement may be executed in two or more identical counterparts, and it shall not be necessary that any one of the counterparts be executed by all of the parties hereto.  Each fully or partially executed counterpart shall be deemed an original, but all of such counterparts taken together shall constitute one and the same instrument.

6. Successors and Assigns.  This Agreement shall inure to the benefit of, and be binding upon, the successors, executors, administrators, legal representatives and assigns of the parties hereto.

7. Governing Law.  This Agreement shall be construed under and enforced in accordance with the laws of the State of Maryland.

EXECUTED effective as of the date first above written.

SELLER:
CENTENNIAL SUMMERFIELD, LLC,
a Delaware limited liability company
By: Centennial Real Estate Fund IV, LP,
a Delaware limited partnership,
its sole Member
By: Centennial Real Estate Fund IV GP,
LLC,
a Delaware limited liability company,
its General Partner
By: Centennial Holding Company, LLC,
a Georgia limited liability company,
its Manager/Member

By:
Name:
Title:
[Add Exhibits]

PURCHASER:
________________________________,
a
By:
Name:
Title:

Schedule 4.2(c)

“TENANT NOTICE “

_____________, 2021

Dear Resident:

This is to notify you that today, the property located at 8100 Gibbs Way, Landover, Maryland 20785, and more commonly known as Century Summerfield at Morgan Metro, has been sold by CENTENNIAL SUMMERFIELD, LLC (“Seller”) to (name of buyer) (“Purchaser”).  As of the date hereof, Seller’s interest in your lease (including without limitation, your security deposit) has been assigned to Purchaser and Purchaser has assumed all obligations as “Landlord” or “Lessor” under your lease.

Effective today, all rent and other payments due pursuant to your occupancy of the premises, whether pursuant to your lease or otherwise, are to be paid by check, payable to:

(name of property)

(street address of property)

(city, state, zip of property)

Any future inquiries regarding your lease should be directed to the Purchaser at the contact information listed above.

Very truly yours,

(legal signature blocks of seller and purchaser)

Schedule 4.2(d)

FORM OF SELLER'S CLOSING CERTIFICATE

______________________________________________________________________

THIS SELLER'S CLOSING CERTIFICATE ("Certificate") is made as of _____________, 2021, by CENTENNIAL SUMMERFIELD, LLC, a Delaware limited liability company (“Seller”), in favor of _______________________, a __________  (“Purchaser”).

Seller hereby certifies to Purchaser that the representations and warranties of Seller set forth in Section 5.1 of that certain Purchase and Sale Agreement between Seller and Purchaser dated as of __________, 2021, [if applicable: as amended] (the “Agreement”) are true and correct in all material respects as of the date hereof, except as to:

(a)	The Rent Roll attached hereto as Exhibit A replaces the Rent Roll attached to the Agreement as Schedule 1.1(e); and

The representations and warranties set forth in Section 5.1 of the Agreement, as updated by this Certificate, will survive only for a period of one (1) year from the date hereof.

This Certificate is delivered pursuant to Section 4.2(d) of the Agreement, and Seller's liability hereunder is subject to Section 5.3 of the Agreement, including the Cap as defined therein.

CENTENNIAL SUMMERFIELD, LLC,

a Delaware limited liability company

By:  Centennial Real Estate Fund IV, LP,

a Delaware limited partnership,

its sole Member

By: Centennial Real Estate Fund IV GP, LLC,

a Delaware limited liability company,

its General Partner

By: Centennial Holding Company, LLC,

a Georgia limited liability company,

its Manager/Member

By:
___________________, its_________

Schedule 5.1

SELLER'S DISCLOSURE STATEMENT

See Exhibit A to Schedule 5.1

See Exhibit B to Schedule 5.1

Leases with employees of Seller’s property manager:

Crystal Blount- Expired on 1/17/21

Eniola Johnson- Expires 6/5/21

EXHIBIT A TO SCHEDULE 5.1	1/20/2021 12:50 PM

Aged Receivables

Century Summerfield (centsum)

Month Year = 01/2021

Property	Unit	Resident	Name	Total	0-30	31-60	61-90	Over 90	Prepays	Balance
				Unpaid	days	days	days	days
				Charges
centsum	400-1060	t0507747	Joel Goodwyn	10,823.98	1,866.63	0.00	1,847.11	7,110.24	0.00	10,823.98
centsum	400-1063	t0513389	Dean Chew	1,639.60	756.31	0.00	231.75	651.54	0.00	1,639.60
centsum	400-1064	t0497407	Ebonie Proctor	3,860.97	1,794.93	0.00	1,357.18	708.86	0.00	3,860.97
centsum	400-1065	t0338050	Samuel Nix	0.00	0.00	0.00	0.00	0.00	-0.07	-0.07
centsum	400-1067	t0544987	Erick Morales Vasquez	0.00	0.00	0.00	0.00	0.00	-766.97	-766.97
centsum	400-1070	t0450230	Randy Franklin	4,996.47	1,680.93	0.00	1,665.18	1,650.36	0.00	4,996.47
centsum	400-1071	t0473124	Tylise Conrad	0.00	0.00	0.00	0.00	0.00	-900.00	-900.00
centsum	400-2060	t0510773	Latanya Chapman	4,519.45	2,019.37	0.00	1,992.41	507.67	0.00	4,519.45
centsum	400-2064	t0546389	Dayasia Bandy	0.00	0.00	0.00	0.00	0.00	-3,826.68	-3,826.68
centsum	400-2065	t0550802	Tiana Holmes	3,403.41	1,670.93	0.00	1,521.18	211.30	0.00	3,403.41
centsum	400-2069	t0504378	Mickie Ward	1,860.45	1,516.04	0.00	344.41	0.00	0.00	1,860.45
centsum	400-2070	t0556079	Trenton Taylor	1,689.89	1,243.16	0.00	230.29	216.44	0.00	1,689.89
centsum	400-3062	t0416857	Brittney Thomas	111.38	111.38	0.00	0.00	0.00	0.00	111.38
centsum	400-3069	t0578784	Amber Means	0.00	0.00	0.00	0.00	0.00	-49.41	-49.41
centsum	400-3071	t0541187	Marquetta Stevenson	20,355.74	2,599.89	0.00	2,575.68	15,180.17	0.00	20,355.74
centsum	400-4061	t0532189	Ahmad Aldick	17,032.74	1,861.53	0.00	1,950.40	13,220.81	0.00	17,032.74
centsum	400-4064	t0498384	Heather Mackall	254.50	254.50	0.00	0.00	0.00	0.00	254.50
centsum	400-4068	t0554090	Dashun Murray	25.00	0.00	0.00	0.00	25.00	0.00	25.00
centsum	400-4069	t0435651	Charles Davis	18,527.89	1,980.37	0.00	1,956.08	14,591.44	0.00	18,527.89
centsum	400-4071	t0476696	Jesse Edwards	5,994.11	2,533.86	0.00	2,490.58	969.67	0.00	5,994.11
centsum	401-1023	t0464092	Deborah Torney	10,444.48	2,654.11	0.00	2,617.18	5,173.19	0.00	10,444.48
centsum	401-1028	t0402020	Andre Perry	0.00	0.00	0.00	0.00	0.00	-2,300.00	-2,300.00
centsum	401-1029	t0550043	Oluwaseyi Akintola	-50.00	-50.00	0.00	0.00	0.00	-16.13	-66.13
centsum	401-1031	t0502819	James Wright	1,396.52	829.57	0.00	205.00	361.95	0.00	1,396.52
centsum	401-1032	t0520861	Olaitan Daramola	4,521.94	1,995.37	0.00	1,523.08	1,003.49	0.00	4,521.94
centsum	401-1036	t0509245	Christain Raynor	2,115.91	1,385.23	8.87	249.81	472.00	0.00	2,115.91
centsum	401-2024	t0406022	Markisha Bennett	0.00	0.00	0.00	0.00	0.00	-5.98	-5.98
centsum	401-2025	t0424311	Shanise Butler	0.00	0.00	0.00	0.00	0.00	-146.70	-146.70
centsum	401-2028	t0512481	Alicia Persaud	884.58	884.58	0.00	0.00	0.00	0.00	884.58
centsum	401-2030	t0448081	Carissa Bernard	1.94	0.00	0.00	0.00	1.94	0.00	1.94
centsum	401-2031	t0577862	Habtamu Eshete	1,570.01	1,570.00	0.01	0.00	0.00	0.00	1,570.01
centsum	401-2033	t0469310	Jerald Rosemond	0.00	0.00	0.00	0.00	0.00	-14.29	-14.29
centsum	401-2034	t0482052	Keona Brooks	0.00	0.00	0.00	0.00	0.00	-723.13	-723.13
centsum	401-2035	t0507358	Sima Kalokoh	3,290.64	1,657.44	0.00	1,196.00	437.20	0.00	3,290.64
centsum	401-3023	t0506744	Davis Ijadare	0.54	0.54	0.00	0.00	0.00	0.00	0.54
centsum	401-3024	t0527541	Shanell Clayburn	16,044.37	2,589.27	0.00	2,549.16	10,905.94	0.00	16,044.37
centsum	401-3030	t0338508	Jeanean Parker	1,843.00	751.72	0.00	224.24	867.04	0.00	1,843.00
centsum	401-3036	t0492606	Margie Sanchez	862.89	170.00	0.00	139.83	553.06	0.00	862.89
centsum	401-4025	t0559363	Princess Waring	1,000.00	1,000.00	0.00	0.00	0.00	0.00	1,000.00

1/20/2021 12:50 PM

Aged Receivables

Century Summerfield (centsum)

Month Year = 01/2021

Property	Unit	Resident	Name	Total	0-30	31-60	61-90	Over 90	Prepays	Balance
				Unpaid	days	days	days	days
				Charges
centsum	401-4032	t0338522	Byron Davis	0.00	0.00	0.00	0.00	0.00	-13.46	-13.46
centsum	401-4033	t0553173	Jazmin Fields	411.24	411.24	0.00	0.00	0.00	0.00	411.24
centsum	410-1073	t0450216	Gloria Green	1,347.57	1,347.57	0.00	0.00	0.00	0.00	1,347.57
centsum	410-1074	t0338211	Banyon Vassar	0.00	0.00	0.00	0.00	0.00	-0.63	-0.63
centsum	410-1075	t0471162	Courtney Hodge	0.00	0.00	0.00	0.00	0.00	-0.02	-0.02
centsum	410-1077	t0514554	Aliyah Smith	3,857.61	2,056.98	0.00	1,045.64	754.99	0.00	3,857.61
centsum	410-1080	t0418136	Shirley Parker	1,703.57	1,703.57	0.00	0.00	0.00	0.00	1,703.57
centsum	410-1082	t0384287	Darnnella Adams	280.00	141.00	0.00	139.00	0.00	0.00	280.00
centsum	410-1085	t0552530	Robert Davis	3,298.07	2,373.10	2.84	922.13	0.00	0.00	3,298.07
centsum	410-1086	t0559420	Kristopher Francois	6,733.79	2,262.11	0.00	2,236.79	2,234.89	0.00	6,733.79
centsum	410-1094	t0577491	Blaise Mofor	0.01	0.01	0.00	0.00	0.00	0.00	0.01
centsum	410-2074	t0556694	Roberto Adams	1,390.03	499.37	0.00	668.82	221.84	0.00	1,390.03
centsum	410-2078	t0361333	Denyse Watson	1,676.41	549.00	0.00	224.24	903.17	0.00	1,676.41
centsum	410-2086	t0338843	Satinka Shine	35.00	35.00	0.00	0.00	0.00	0.00	35.00
centsum	410-2093	t0556691	Helen Johnson	3,269.51	2,100.80	0.00	906.51	262.20	0.00	3,269.51
centsum	410-2095	t0544382	Trevon Keene	2,020.49	2,020.49	0.00	0.00	0.00	0.00	2,020.49
centsum	410-3074	t0560262	Ronald Travers Jr	1,145.43	840.44	0.00	274.99	30.00	0.00	1,145.43
centsum	410-3078	t0582805	Erica Gamble	525.00	525.00	0.00	0.00	0.00	0.00	525.00
centsum	410-3089	t0492779	Corey Singleton	0.00	0.00	0.00	0.00	0.00	-0.62	-0.62
centsum	410-3090	t0485516	Christopher Pressley	0.75	0.75	0.00	0.00	0.00	0.00	0.75
centsum	410-3093	t0539232	Takiyah Washington	1,999.51	996.80	0.00	267.51	735.20	0.00	1,999.51
centsum	410-3094	t0489040	Vicki Smith	2,076.80	1,738.29	0.00	338.51	0.00	0.00	2,076.80
centsum	410-3095	t0418116	Euripide Da Silveira	21,190.34	1,928.47	0.00	1,908.01	17,353.86	0.00	21,190.34
centsum	410-3096	t0463116	Miesha Foreman	117.48	117.48	0.00	0.00	0.00	0.00	117.48
centsum	410-4074	t0547015	Najee Talib-Din	2,340.18	1,416.11	0.00	322.79	601.28	0.00	2,340.18
centsum	410-4076	t0542442	Ernest Silvers	1,788.24	1,564.00	0.00	224.24	0.00	0.00	1,788.24
centsum	410-4077	t0470858	Racquel Simpson	8,908.44	1,726.62	0.00	1,711.37	5,470.45	0.00	8,908.44
centsum	410-4079	t0464439	Brittney Lancaster	0.00	0.00	0.00	0.00	0.00	-0.11	-0.11
centsum	410-4080	t0433977	Donald Murphy Jr	1,690.10	284.00	0.00	235.24	1,170.86	0.00	1,690.10
centsum	410-4087	t0541928	Samuel Simms	166.80	166.80	0.00	0.00	0.00	0.00	166.80
centsum	410-4088	t0578786	James Pildis	0.00	0.00	0.00	0.00	0.00	-24.98	-24.98
centsum	411-1001	t0492773	Milan Browne	6,989.89	1,758.80	0.00	1,777.57	3,453.52	0.00	6,989.89
centsum	411-1003	t0458761	Karina Alvarez	493.45	292.47	0.00	200.98	0.00	0.00	493.45
centsum	411-1006	t0533908	Dante Webster	3,462.21	2,169.81	0.00	279.75	1,012.65	0.00	3,462.21
centsum	411-1008	t0509070	Desirae Javois	22,373.46	2,178.93	0.00	2,152.43	18,042.10	0.00	22,373.46
centsum	411-1012	t0582159	Tashia Perry	500.00	500.00	0.00	0.00	0.00	0.00	500.00
centsum	411-1021	t0437234	Richard Moore	2,364.90	2,364.90	0.00	0.00	0.00	0.00	2,364.90
centsum	411-1022	t0579656	Joseline Walker	0.00	0.00	0.00	0.00	0.00	-20.16	-20.16
centsum	411-2002	t0338553	Renata Massenburg	2,039.24	2,039.24	0.00	0.00	0.00	0.00	2,039.24

1/20/2021 12:50 PM

Aged Receivables

Century Summerfield (centsum)

Month Year = 01/2021

Property	Unit	Resident	Name	Total	0-30	31-60	61-90	Over 90	Prepays	Balance
				Unpaid	days	days	days	days
				Charges
centsum	411-2020	t0338557	Keith Jennings	11,884.16	2,144.64	0.00	2,119.41	7,620.11	0.00	11,884.16
centsum	411-3012	t0519932	Renard Mcdaniel	0.00	0.00	0.00	0.00	0.00	-3.02	-3.02
centsum	411-3013	t0380756	Brent Chance	0.00	0.00	0.00	0.00	0.00	-0.70	-0.70
centsum	411-3021	t0338585	Bernice Douglas	934.00	934.00	0.00	0.00	0.00	0.00	934.00
centsum	411-4001	t0572945	David Fitzgerald	432.00	432.00	0.00	0.00	0.00	0.00	432.00
centsum	411-4016	t0338601	Theresa Taylor	0.00	0.00	0.00	0.00	0.00	-0.74	-0.74
centsum	411-4018	t0525536	Sarda Smith	615.69	615.69	0.00	0.00	0.00	0.00	615.69
centsum	411-4019	t0418157	Obinna Herberts-Nwaehihe	15,302.38	1,948.68	0.00	1,923.36	11,430.34	0.00	15,302.38
centsum	420-1101	t0552516	Candice Coleman	3,360.61	1,742.00	0.00	1,228.24	390.37	0.00	3,360.61
centsum	420-1103	t0519915	Donovan Bell	14,091.01	2,043.63	0.00	2,024.11	10,023.27	0.00	14,091.01
centsum	420-1104	t0579142	Angela Kim Sinkfield-Jefferson	0.00	0.00	0.00	0.00	0.00	-1,949.44	-1,949.44
centsum	420-2101	t0536379	Lindsay Jackson	362.00	125.00	0.00	125.00	112.00	0.00	362.00
centsum	420-2102	t0548448	Consuelo Acosta	0.00	0.00	0.00	0.00	0.00	-0.76	-0.76
centsum	420-3098	t0564726	Jamia Rountree	3,998.97	1,994.00	4.97	1,875.00	125.00	0.00	3,998.97
centsum	420-3099	t0549670	Dalonte Taylor	8,295.30	2,110.80	0.00	2,086.51	4,097.99	0.00	8,295.30
centsum	420-3103	t0369447	Lisa Robinson	66.02	32.17	0.00	0.00	33.85	0.00	66.02
centsum	420-4097	t0476924	Chantelle Evans	0.00	0.00	0.00	0.00	0.00	-0.28	-0.28
centsum	420-4099	t0549975	Aaron Dorsey	0.00	0.00	0.00	0.00	0.00	-650.00	-650.00
centsum	420-4104	t0439758	Kimberly Lambert	234.83	75.83	0.00	53.00	106.00	0.00	234.83
centsum	430-1108	t0578721	Mbachi Wanki	0.00	0.00	0.00	0.00	0.00	-1,028.05	-1,028.05
centsum	430-1112	t0542354	Nikita Thomas	0.06	0.06	0.00	0.00	0.00	0.00	0.06
centsum	430-2105	t0405079	Bertha Jones	4,306.31	2,275.33	0.00	2,030.98	0.00	0.00	4,306.31
centsum	430-2106	t0488833	Shayln Young	0.00	0.00	0.00	0.00	0.00	-0.01	-0.01
centsum	430-2107	t0580708	Romario Williams	-26.64	-26.64	0.00	0.00	0.00	0.00	-26.64
centsum	430-2108	t0338336	Asanteeli Makundi	6,671.15	2,242.06	0.00	2,222.54	2,206.55	0.00	6,671.15
centsum	430-2111	t0352530	Anike Oliver	1,998.21	1,989.34	8.87	0.00	0.00	0.00	1,998.21
centsum	430-2112	t0488642	Darlene Gamble	21,167.02	1,985.63	3.55	1,955.11	17,222.73	0.00	21,167.02
centsum	430-3105	t0498257	Trevin Prince	2,158.05	2,031.64	0.00	126.41	0.00	0.00	2,158.05
centsum	430-3108	t0526379	Chakita Jenkins	18,600.38	1,960.37	0.00	1,936.08	14,703.93	0.00	18,600.38
centsum	430-3111	t0453116	Bryan Smith	34.16	34.16	0.00	0.00	0.00	0.00	34.16
centsum	430-3112	t0486415	Tonya Barnes	2,250.36	2,127.23	123.13	0.00	0.00	0.00	2,250.36
centsum	430-4106	t0437551	Michael Rawlings Jr	8,913.96	2,391.21	0.00	2,438.99	4,083.76	0.00	8,913.96
centsum	430-4107	t0515947	Olaniyi Abioye	900.33	820.63	0.00	79.70	0.00	0.00	900.33
centsum	430-4108	t0368442	David Wills	1,215.31	547.80	0.00	267.51	400.00	0.00	1,215.31
centsum	430-4109	t0556263	Leaunteen Barnes	0.00	0.00	0.00	0.00	0.00	-2,435.60	-2,435.60
centsum	430-4111	t0554597	Kayla Davis	1,560.92	717.51	0.00	267.51	575.90	0.00	1,560.92
centsum	430-4112	t0559403	Glenisha Thomas	2,085.80	2,085.80	0.00	0.00	0.00	0.00	2,085.80
centsum	440-1121	t0487268	Rickelle Green	0.00	0.00	0.00	0.00	0.00	-0.59	-0.59
centsum	440-1122	t0541633	Elizabeth Duncan	11,231.06	1,851.45	0.00	1,827.18	7,552.43	0.00	11,231.06

1/20/2021 12:50 PM

Aged Receivables

Century Summerfield (centsum)

Month Year = 01/2021

Property	Unit	Resident	Name	Total	0-30	31-60	61-90	Over 90	Prepays	Balance
				Unpaid	days	days	days	days
				Charges
centsum	440-2113	t0544490	Lakeda Moye	554.00	193.00	0.00	198.00	163.00	0.00	554.00
centsum	440-2114	t0338373	Patria Gervacio	2,196.59	1,887.27	0.00	309.32	0.00	0.00	2,196.59
centsum	440-2124	t0524914	Angel Bulluck	4,346.04	2,185.68	0.00	2,160.36	0.00	0.00	4,346.04
centsum	440-2125	t0562672	Crystal Herndon	1,739.74	1,739.74	0.00	0.00	0.00	0.00	1,739.74
centsum	440-3113	t0456851	Nichole Fractious	1,780.11	1,210.11	0.00	253.39	316.61	0.00	1,780.11
centsum	440-3118	t0366869	Quentin Hart	1,753.93	1,753.93	0.00	0.00	0.00	0.00	1,753.93
centsum	440-3126	t0494204	Jasmine Burriss	2,475.74	1,168.06	0.00	272.54	1,035.14	0.00	2,475.74
centsum	440-4117	t0575542	Anozie Dike	0.03	0.00	0.03	0.00	0.00	0.00	0.03
centsum	440-4118	t0547213	Kelsey Jenkins	1,405.39	944.93	0.00	235.18	225.28	0.00	1,405.39
centsum	440-4121	t0535962	Christopher Chapman Jr	0.38	0.38	0.00	0.00	0.00	0.00	0.38
centsum	441-1046	t0532084	Reani Lewis	1,546.30	804.68	0.00	329.36	412.26	0.00	1,546.30
centsum	441-1050	t0545591	Keith Willie	2,264.32	1,261.61	0.00	267.51	735.20	0.00	2,264.32
centsum	441-2048	t0364845	Sean Collins	15,741.92	2,520.10	0.00	2,577.48	10,644.34	0.00	15,741.92
centsum	441-2049	t0536621	Jamaal Carrington	1,450.30	805.20	0.00	224.24	420.86	0.00	1,450.30
centsum	441-2051	t0341239	Michael Russell	0.00	0.00	0.00	0.00	0.00	-0.71	-0.71
centsum	441-3047	t0509069	Denean Brighthaupt	0.00	0.00	0.00	0.00	0.00	-0.06	-0.06
centsum	441-3051	t0573945	Donna Berry	30.00	30.00	0.00	0.00	0.00	0.00	30.00
centsum	441-4050	t0492229	Ibraheem Majekodunmi	1,212.54	1,212.54	0.00	0.00	0.00	0.00	1,212.54
centsum	450-1053	t0470581	Darlene Wheeler	0.00	0.00	0.00	0.00	0.00	-0.94	-0.94
centsum	450-1055	t0565419	Christine Awe	0.00	0.00	0.00	0.00	0.00	-125.00	-125.00
centsum	450-1057	t0576782	Brittany Jones	440.03	440.03	0.00	0.00	0.00	0.00	440.03
centsum	450-3059	t0418126	Taylor Strong	0.00	0.00	0.00	0.00	0.00	-1,620.00	-1,620.00
centsum	450-4052	t0551739	Twanna Duncan	1,000.00	750.95	0.00	249.05	0.00	0.00	1,000.00
centsum	451-1041	t0521655	Edgardo Hernandez	1,000.88	267.63	0.00	248.11	485.14	0.00	1,000.88
centsum	451-2042	t0553670	Chaliyah Ward	1,732.68	1,311.00	0.00	235.24	186.44	0.00	1,732.68
centsum	451-2043	t0464897	Andrew Kirkland	0.00	0.00	0.00	0.00	0.00	-0.28	-0.28
centsum	451-3040	t0562922	Alexus Guy	2,662.06	2,162.06	0.00	375.00	125.00	0.00	2,662.06
centsum	451-3042	t0523492	Kenneth Nelson	2,093.70	1,472.57	0.00	208.42	412.71	0.00	2,093.70
centsum	451-3043	t0502845	Antoinette Jones	5,371.45	1,808.25	0.00	1,789.19	1,774.01	0.00	5,371.45
centsum	451-3044	t0562527	Nichelle Laws	6,669.05	2,245.64	0.00	2,220.41	2,203.00	0.00	6,669.05
centsum	451-3045	t0555324	Sydney Richardson	3,846.19	2,283.37	0.00	933.48	629.34	0.00	3,846.19
centsum	451-4040	t0474258	Lacey Akinyemi	2,125.31	1,846.80	0.00	278.51	0.00	0.00	2,125.31
centsum	451-4041	t0575795	Roberta Stukes	35.00	35.00	0.00	0.00	0.00	0.00	35.00
centsum	451-4043	t0538272	Kingsley Abebe	52.96	52.96	0.00	0.00	0.00	0.00	52.96
centsum	451-4045	t0554838	Richard Seabron	10,918.77	2,233.37	0.00	2,212.82	6,472.58	0.00	10,918.77
centsum	WAITLIST	t0579655	Nancie Hopkins	0.00	0.00	0.00	0.00	0.00	-1,200.00	-1,200.00
centsum				464,306.74	147,295.69	152.27	82,867.32	233,991.46	-17,825.52	446,481.22

EXHIBIT B to Schedule 5.1

1/21/2021 9:51 AM

Resident Directory

Century Summerfield (centsum)

Unit	Code	Resident	Rent	Deposit Status	Lease From	Lease To	Move In	Move Out	Tel Num(Office)	Tel Num(Home)	Tel Num(Mobile)	Email
Century Summerfield(centsum)
400-1068	t0521160	Oluwafolajimi Akinribade	1,569.00	0.00 Notice	1/7/2020	1/6/2021	1/7/2020	2/17/2021		(240)444-0176	(240)444-0176	sakinribade@gmail.com
400-3062	t0416857	Brittney Thomas	1,707.00	0.00 Notice	12/26/2019	1/25/2021	12/26/2017	1/25/2021			(252)331-9344	brittney.l.thomas87@g
401-1024	t0463438	Darian Whitfield	2,144.00	500.00 Notice	3/3/2020	4/1/2021	2/3/2019	4/1/2021			(202)378-6748	whitfield.darian@gmai
401-3025	t0476695	Gracie Smith	1,623.00	0.00 Notice	4/26/2020	4/25/2021	4/26/2019	4/24/2021			(301)260-5490	diva122074@yahoo.co
410-1080	t0418136	Shirley Parker	1,467.00	0.00 Notice	2/10/2020	2/9/2021	2/10/2018	2/9/2021			(301)379-8202	dasiee626@gmail.com
410-3096	t0463116	Miesha Foreman	1,646.00	500.00 Notice	1/30/2020	1/29/2021	12/30/2018	1/29/2021	(770)331-3034	(770)331-3034	(770)331-3034	mieshaforeman@gmai
411-1009	t0458792	Courtney Williams	1,660.00	500.00 Notice	2/5/2020	3/4/2021	1/5/2019	3/4/2021	(240)595-9355	(240)595-9355	(240)595-9355	williams.courtney98@
411-1013	t0489041	Brandon Best	2,145.00	500.00 Notice	7/5/2020	2/4/2021	7/5/2019	2/4/2021			(202)322-8633	brandon.best@gmail.c
411-4006	t0500013	Kristie Billups	1,782.00	500.00 Notice	11/6/2020	3/5/2021	11/6/2019	3/5/2021	(240)535-6159	(240)535-6159	(240)535-6159	knbtravel8@gmail.com
411-4007	t0406770	Joseph Davis	1,516.00	0.00 Notice	3/10/2021	12/9/2021	10/10/2017	2/28/2021			(919)480-6286	jpd4054@gmail.com
420-3099	t0549670	Dalonte Taylor	1,819.00	2,728.50 Notice	8/3/2020	8/2/2021	8/3/2020	1/21/2021		(202)864-9877	(202)864-9877	daltaylor@tableau.com
420-3101	t0518375	Henry Button Jr	1,368.00	500.00 Notice	1/30/2020	1/29/2021	1/30/2020	1/30/2021		(202)351-8072	(202)351-8072	henry.p.button@gmail
420-4100	t0507435	Arrington Wiggins	2,096.00	0.00 Notice	10/16/2020	2/15/2021	10/16/2019	2/15/2021		(202)321-1489	(202)321-1489	arringtonwiggins@hot
430-3109	t0361810	Johnny Montgomery	1,413.00	200.00 Notice	2/7/2020	3/6/2021	2/7/2017	3/6/2021			(410)718-8879	johnny73087@gmail.c
440-2121	t0466382	Rodney Allen	1,741.00	500.00 Notice	3/30/2020	4/29/2021	12/30/2018	4/29/2021			(202)340-6511	roda1975.ra@gmail.co
440-4124	t0463398	Andrea Scott	1,667.00	800.00 Notice	1/11/2020	2/10/2021	1/11/2019	2/10/2021	(240)392-0916	(240)392-0916	(240)392-0916	andreajasma@gmail.c
441-1049	t0495692	Gustavo Bora	1,706.00	500.00 Notice	7/2/2020	2/1/2021	8/2/2019	2/1/2021			(954)638-2058	gbora@mail.usf.edu
441-4049	t0526676	Bobby Bowden	1,437.00	500.00 Notice	3/21/2020	3/20/2021	3/21/2020	3/20/2021		(202)595-4401	(202)595-4401	bobbybowdenmsw@g
450-2055	t0385732	Bianca Dade	1,557.00	0.00 Notice	3/18/2020	3/17/2021	9/18/2017	6/30/2021			(202)230-9055	msbiancadade@gmail.
451-3042	t0523492	Kenneth Nelson	1,636.00	500.00 Notice	1/17/2020	4/16/2021	1/17/2020	4/14/2021		(302)353-0192	(302)353-0192	kennethnelson1959@g
Total	centsum		33,699.00	8,728.50
Grand Total			33,699.00	8,728.50

Schedule 5.1(h)

LIST OF SERVICE CONTRACTS

Service	Vendor
Package Lockers	Amazon
Locator	Apartment List
ILS	Apartments.com
Fire Alarm Monitoring	Ark Systems
Fitness Equipment Maintenance	Avalanche Tech
Fitness Instruction	Bach Fitness
Promotional Items	Benson Integrated Marketing
Resident Screening	Better NOI/Screening Reports Inc
Telephone Service	Comcast
Access Gate Maintenance	Electronic Security Service, Inc.
Telephone Service	Granite Telecommunications
Fire/Life Safety Inspections	Guardian
Pool Maintenance	High Sierra Pools
Training/Education	Howl Creative Solutions

Cleaning Service	J & B Cleaning
Reputation Management	J. Turner Research
Landscape Maintenance	J.B Kline
Pond Maintenance	J.B Kline
Trash Broker Services	Jet Waste
Pest Control	KenMORE
Termite Bond	KenMORE
Key System	KeyTrak
Emergency Phone Service	KINGS III Emergency Communications
Lead Management	Knock
Legal Counsel/ Writs & Dispos	Law Offices of Offit Kurman
Deposit Assurance	Liberty Rent
Community Rewards	Modern Message
Elevator Maintenance	Otis
Revenue Management/Answering Service	RealPage
Website	RealPage
Resident Billing	RealPage

ILS	RentPath
Telephone System	Ring Central
Ratings Tracker/Manager Center	Satisfacts
Environmental Scent Services	Scent Air
Fraud Detection	SNAPPT INC
Office Supplies	Staples Business Advantage
Bulk Trash Removal	Turbohaul, Inc.
Valet Trash	Valet Living
Camera Monitoring Service	VDOintel, Inc.
Bulk Internet/Cable Agreement	Verizon
Internet for Cameras	Verizon
Revenue Share	Verizon
Office Copier	Vision Office Systems
SEO	Yardi (RentCafe)
ILS	Zillow Network, Hot Pads, Inc.

Schedule 5.1(p)

LIST OF RECORDED AGREEMENTS

Declaration of Covenants, Restrictions, Easements and Related Agreements by and among Summerfield Investors, LLP, Summit Properties Partnership, L.P. and Norair Corporation dated April 21, 2004 and recorded April 23, 2004 in Liber 19360, Folio 417.

Connection Agreement dated June 8, 2009, made by and between Washington Metropolitan Area Transit Authority, and Camden Summit Partnership, L.P., and recorded on August 20, 2009 in Liber 30904, Folio 420.

Maintenance Agreement dated June 17, 2005, made by and between Camden Summit

Partnership, L.P. and Centex Homes, and recorded on August 15, 2005 in Liber 22714, Folio 610.

Declaration of Covenants for Storm and Surface Water Facility and System Maintenance dated June 21, 2005, made by and between Camden Summit Partnership, L.P., as recorded on October 17, 2005 in Liber 23238, Folio 614.

Schedule 5.7(b)

SCHEDULE OF MUST TAKE SERVICE CONTRACTS

VENDOR	SERVICE
Amazon	Package Lockers
J.B. Kline	Landscape Maintenance
J.B. Kline	Pond Maintenance
Otis	Elevator Maintenance
Verizon	Bulk Internet/Cable Agreement
Verizon	Revenue Share
Vision Office Systems	Officer Copier

Schedule 5.7(c)

SCHEDULE OF NATIONAL ACCOUNT CONTRACTS

VENDOR	SERVICE
Apartment List	Locator
Apartments.com	ILS
Bach Fitness	Fitness Instruction
Benson Integrated Marketing	Promotional Items
Better NOI/Screening Reports Inc.	Resident Screening
Howl Creative Solutions	Training/Education
J. Turner Research	Reputation Management
Jet Waste	Trash Broker Services
Knock	Lead Management
RealPage	Revenue Management/Answering Service
RealPage	Website
RealPage	Resident Billing
RentPath	ILS
Ring Central	Telephone System
Satisfacts	Ratings Tracker/Manager Center
Scent Air	Environmental Scent Services
Staples Business Advantage	Office Supplies
Yardi (RentCafe)	SEO
Zillow Network, Hot Pads, Inc.	ILS

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered into as of January 29, 2021 (the “Effective Date”), by and between CENTENNIAL SUMMERFIELD, LLC, a Delaware limited liability company (“Seller”), and AH PROPERTY INVESTMENT COMPANY LLC, a Delaware limited liability company (“Purchaser”).

RECITALS

WHEREAS, Purchaser and Seller entered into that certain Purchase and Sale Agreement dated January 21, 2021 (the “PSA”) for the sale by Seller to Purchaser of property located in the City of Landover, Prince Georges County, Maryland and commonly referred to as Century Summerfield at Morgan Metro Apartments, as more particularly described in the PSA.

WHEREAS, Purchaser and Seller have mutually agreed to amend the PSA as set forth herein.

AMENDMENT

NOW, THEREFORE, in consideration of the agreement set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties agree as follow:

1. Capitalized Terms.  All capitalized terms used in this Agreement but not otherwise defined shall have their same meanings as set forth in the PSA.

2. Inspection Date. The Inspection Date, as defined in Section 3.2 of the PSA, is hereby extended to 5:00 P.M. Eastern Time on February 5, 2021.  All references to “Inspection Date” in the PSA shall reference the date as extended hereby.

3. Tangible Personal Property.  The following shall be added to Schedule 1.1(d) to the Agreement:  Kowasaki Mule.

4. Counterparts.  This Agreement may be executed and delivered in multiple counterparts, each of which shall be deemed an original instrument, and all of which, when taken together, shall constitute one and the same original document.  PDF signatures are sufficient to bind Seller and Purchaser with respect to this Agreement.

5. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

[ NO FURTHER TEXT ON THIS PAGE ]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

SELLER:

CENTENNIAL SUMMERFIELD, LLC,

a Delaware limited liability company

By: Centennial Real Estate Fund IV, LP,

a Delaware limited partnership,

its Sole Member

By: Centennial Real Estate Fund IV GP, LLC,

a Delaware limited liability company,

its General Partner

By: Centennial Holding Company, LLC,

a Georgia limited liability company,

its Manager/Member

By:
Name:	C. Read Morton, Jr.
Title:	Executive Vice President

[signatures continue on following page]

[Signature Page to First Amendment to Purchase and Sale Agreement - Seller]

PURCHASER:
AH PROPERTY INVESTMENT COMPANY LLC,
a Delaware limited liability company
By:
Name:	Maurice Kaufman
Title:	Authorized Signatory

[Signature Page to First Amendment to Purchase and Sale Agreement – Century Summerfield]

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of February 5, 2021 (the “Amendment Effective Date”), by and between CENTENNIAL SUMMERFIELD, LLC, a Delaware limited liability company (“Seller”), and 8100 GIBBS WAY, LLC, a Delaware limited liability company (as assignee to AH Property Investment Company LLC, referred to herein as “Purchaser”).

RECITALS

WHEREAS, Purchaser and Seller entered into that certain Purchase and Sale Agreement dated January 21, 2021, as amended by that certain First Amendment to Purchase and Sale Agreement dated January 29, 2021 (as amended, the “PSA”) for the sale by Seller to Purchaser of property located in the City of Landover, Prince Georges County, Maryland and commonly referred to as Century Summerfield at Morgan Metro Apartments, as more particularly described in the PSA.

WHEREAS, Purchaser and Seller have mutually agreed to further amend the PSA as set forth herein.

AMENDMENT

NOW, THEREFORE, in consideration of the agreement set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties agree as follow:

1. Capitalized Terms.  All capitalized terms used in this Amendment but not otherwise defined shall have their same meanings as set forth in the PSA.

2. Inspection Date. As of the Amendment Effective Date, Purchaser and Seller acknowledge and agree that: (i) this Amendment shall constitute Purchaser’s Notice to Proceed on the Inspection Date; (ii) Purchaser’s right to terminate the PSA pursuant to Section 2.3(c) (subject, however, to any rights Purchaser has to notify Seller of any Objections and/or terminate the PSA pursuant to Section 2.5 of the PSA) or Section 3.2 of the PSA is of no further force or effect, and (iii) pursuant to Section 5.7(b) of the PSA, this letter shall constitute Purchaser’s written notice of its intention not to assume any of the Service Contracts, other than the Must Take Service Contracts.  Accordingly, Purchaser instructs Seller to terminate all Service Contracts that are not Must Take Service Contracts.

3. Certificate of Compliance.  Purchaser acknowledges receipt of a PDF copy of the Certificate of Compliance.  Seller shall cause the original, executed Certificate of Compliance to be delivered to the Title Company for recording in connection with the Closing.

4. Billing from Washington Suburban Sanitary Commission (“WSSC”).

a. Seller has identified an incorrect billing arrangement with respect to invoices received from WSSC related to the water usage at the Property (the “Incorrect Billing).  For purposes of this Amendment, the Incorrect Billing began approximately March 1, 2018, and accordingly, the period commencing on March 1, 2018 and extending through the Closing Date shall be referred to herein as the “WSSC Billing Period”.

b. As evidenced by its execution and delivery of this Amendment, Seller agrees that it will not pursue any refund from, or communicate further with, WSSC regarding the Incorrect Billing.  Notwithstanding the foregoing, in the event of any Tenant Claims (as defined below) for which Seller or Fund IV (as defined below) is responsible for reimbursing any tenant or Purchaser pursuant to Paragraphs 1c (or any Escrow Agreement) or 1d below, then Seller shall be permitted to pursue a refund from WSSC for the amount overcharged by WSSC as a result of the Incorrect Billing during the WSSC Billing Period.

c. At Closing, Seller shall deliver to Escrow Agent an amount equal to One Hundred Sixty-Five Thousand Dollars ($165,000.00) (the “Escrow Amount”), as security of the Seller and Fund IV’s obligations set forth in Paragraph 4d below, to be held in escrow by Escrow Agent pursuant to the terms of a separate, written Escrow Agreement effective as of the Closing Date by and among Purchaser, Seller and Escrow Agent (the “Escrow Agreement”), the form of which shall be reasonably acceptable to Purchaser, Seller and Escrow Agent, and the substance of which shall set forth the following terms:

i.

The Escrow Amount shall be available to Purchaser to (i) refund to tenants in occupancy at the Property during the WSSC Billing Period any amounts overcharged by WSSC and paid by such tenants during the WSSC Billing Period, in the event any such tenant makes a claim for a refund of overcharged amounts due to the Incorrect Billing (“Tenant Claims”); and/or (ii) provide security for Seller’s and Fund IV’s obligations set forth in Paragraph 4d below, for losses, costs, damages, expenses or liabilities (including, without limitation, reasonable legal fees) incurred by Purchaser in connection with defending or responding to Tenant Claims.

ii.

Seller shall be required to maintain the Escrow Amount in escrow with the Escrow Agent until December 31, 2021 (the “Escrow Termination Date”) and, after the Escrow Termination Date, any remaining portion of the Escrow Amount shall be returned to the Seller, provided that there are no ongoing Tenant Claims at such time. Seller shall provide a draft Escrow Agreement to Purchaser within three (3) business days of the Amendment Effective Date.

d. From and after the Closing Date, Seller, and by its execution of this Amendment, Centennial Real Estate Fund IV, LP, a Delaware limited partnership

(“Fund IV”), agrees to indemnify, defend and hold harmless Purchaser (and/or any assignee under the PSA) from any loss, cost, damage, expense or liability with respect to any Tenant Claim, and shall promptly reimburse (i) the tenant for the amount overcharged to such tenant during the WSSC Billing Period, and (ii) Purchaser for losses, costs, damages, expenses or liabilities (including, without limitation, reasonable legal fees) incurred by Purchaser in connection with defending or responding to such Tenant Claims; provided, however, for any claims made prior to the Escrow Termination Date, such amounts may be withdrawn from the Escrow Amount for such purposes pursuant to the Escrow Agreement.  The foregoing indemnity shall in no event be subject to the limitations set forth in Section 5.3 of the PSA, nor shall any amounts paid (whether through disbursements from the Escrow Amount or paid by Seller or Fund IV pursuant to the foregoing indemnity) be included within any calculation of the Cap; provided, however, that the foregoing indemnity shall survive Closing until the date that is three (3) years after the Closing Date and shall be limited to an amount not to exceed Five Hundred Thousand Dollars ($500,000).  In no event shall Purchaser have any liability to the tenants in occupancy during the WSSC Billing Period for any overcharging by WSSC.

e. Nothing herein shall be construed as an admission of liability or wrong-doing on the part of Seller with respect to its billing arrangements regarding the Property.

5. Repair obligations.  Seller covenants and agrees to complete the repair, at its sole cost and expense, as a condition to Closing, of the toilets in each unit at the Property in a good and workmanlike manner, to the reasonable satisfaction of Purchaser.

6. Assignment of PSA.  Seller hereby acknowledges that AH Property Investment Company LLC has assigned the PSA to Purchaser, a Permitted Affiliate, pursuant to an Assignment and Assumption of Purchase and Sale Agreement, a copy of which has been provided to Seller.  Purchaser constitutes a joint venture between affiliates of Arbor Commercial Mortgage LLC and Cantor Real Estate Investment Management Investments LLC.  Purchaser and Seller hereby agree to amend Section 11.1 of the PSA such that Purchaser may further assign the PSA at or prior to Closing to a Permitted Affiliate of Purchaser without the consent of Seller (i.e., deleting the “one time” limitation on assignments to Permitted Affiliates set forth in clause (i) thereof).

7. Counterparts.  This Amendment may be executed and delivered in multiple counterparts, each of which shall be deemed an original instrument, and all of which, when taken together, shall constitute one and the same original document.  PDF signatures are sufficient to bind Seller and Purchaser with respect to this Amendment.

8. Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

SELLER:

CENTENNIAL SUMMERFIELD, LLC,

a Delaware limited liability company

By: Centennial Real Estate Fund IV, LP,

a Delaware limited partnership,

its Sole Member

By: Centennial Real Estate Fund IV GP, LLC,

a Delaware limited liability company,

its General Partner

By: Centennial Holding Company, LLC,

a Georgia limited liability company,

its Manager/Member

By:
Name: Andrew Trotter
Title: President

For the sole purpose of confirming its obligations with respect to the indemnity set forth in Section 4 above:

CENTENNIAL REAL ESTATE FUND IV, LP,

a Delaware limited partnership

By: Centennial Real Estate Fund IV GP, LLC,

a Delaware limited liability company,

its General Partner

By: Centennial Holding Company, LLC,

a Georgia limited liability company,

its Manager/Member

By:
Name: Andrew Trotter
Title: President

[signatures continue on following page]

[Signature Page to Second Amendment to PSA – Century Summerfield]

PURCHASER:

8100 GIBBS WAY, LLC,

a Delaware limited liability company

By:
Name: Chris Milner
Title: President

[Signature Page to Second Amendment to PSA – Century Summerfield]